UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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ENSTAR GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENSTAR GROUP LIMITED

NOTICE OF 2012 ANNUAL GENERAL MEETING OF SHAREHOLDERS

JUNE 21, 2012

To the shareholders of Enstar Group Limited:

Notice is hereby given that the 2012 Annual General Meeting of Shareholders of Enstar Group Limited (the “Company”) will be held on Thursday, June 21, 2012 at 9:00 a.m. local time at the Tucker’s Point Hotel located at 60 Tucker’s Point Drive, Hamilton Parish, Bermuda, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect one Class III Director nominated by our Board of Directors to hold office until 2015.

2.	To hold an advisory vote to approve executive compensation.

3.

To ratify the appointment of KPMG, a Bermuda partnership, as our independent registered public accounting firm for 2012 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

4.	To act on the election of directors for our subsidiaries.

5.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Only holders of record of our voting ordinary shares at the close of business on April 16, 2012 are entitled to notice of and to vote at the meeting.

You are cordially invited to attend the Annual General Meeting in person. To ensure that your vote is counted at the meeting, however, please vote as promptly as possible. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option in the manner described in the proxy statement.

By Order of the Board of Directors,

Scott Davis

Corporate Secretary

Hamilton, Bermuda

April 30, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING

OF SHAREHOLDERS TO BE HELD ON JUNE 21, 2012

This notice of meeting, the proxy statement, the proxy card and the annual report to shareholders for the year ended December 31, 2011 are available at http://www.enstargroup.com/financial-information by clicking on “Materials for 2012 Annual Meeting.”

ENSTAR GROUP LIMITED

Windsor Place, 3rd Floor

18 Queen Street

Hamilton, HM JX, Bermuda

PROXY STATEMENT

FOR

2012 ANNUAL GENERAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

We have made these proxy materials available to you on the internet or, in some cases, have delivered printed copies of these proxy materials to you by mail in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Enstar Group Limited (the “Company”) for use at the 2012 Annual General Meeting of Shareholders of the Company to be held on Thursday, June 21, 2012 at 9:00 a.m. local time at the Tucker’s Point Hotel located at 60 Tucker’s Point Drive, Hamilton Parish, Bermuda and at any postponement or adjournment thereof. These proxy materials will first be sent or given to shareholders on May 8, 2012. You are invited to attend the Annual General Meeting and are requested to vote on the proposals described in this proxy statement.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe that providing access to our proxy material via the internet will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual General Meeting because we will print and mail fewer full sets of materials.

What is included in these proxy materials?

These “proxy materials” include this proxy statement, our Annual Report to Shareholders for the year ended December 31, 2011 and, if you received printed copies of the proxy materials by mail, the proxy card. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

What matters are being voted on at the Annual General Meeting?

Shareholders will vote on the following proposals at the Annual General Meeting:

1.	Election of one Class III Director nominated by our Board to hold office until 2015.

2.	Advisory approval of a resolution on our executive compensation.

3.

Ratification of the appointment of KPMG, a Bermuda partnership (“KPMG”), as our independent registered public accounting firm for 2012 and authorization for the Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

4.	Acting on the election of directors for our subsidiaries.

5.	Such other business as may properly come before the meeting and any postponement or adjournment thereof.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

1.	“FOR” the nominee to serve on our Board (Proposal No. 1).

2.	“FOR” advisory approval of the resolution on our executive compensation (Proposal No. 2).

3.

“FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for 2012 and the authorization of our Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm (Proposal No. 3).

4.	“FOR” each of the subsidiary director nominees (Proposal No. 4).

Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

Our principal executive offices are located at Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda. Our main telephone number is (441) 292-3645.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	View on the internet our proxy materials for the Annual General Meeting; and

•	Instruct us to send future proxy materials to you by email.

Our proxy materials are also available on our website at http://www.enstargroup.com/financial-information.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who may vote at the Annual General Meeting?

Only holders of record of our voting ordinary shares as of the close of business on April 16, 2012 (the “record date”) are entitled to notice of and to vote at the Annual General Meeting. Holders of our non-voting convertible ordinary shares are welcome to attend, but not vote at, the Annual General Meeting. References in this proxy statement to “ordinary shares” do not refer to our non-voting convertible ordinary shares, which are not entitled to vote at the Annual General Meeting or any postponement or adjournment thereof. As of the record date, there were 13,855,515 ordinary shares issued and outstanding and entitled to vote at the meeting. Except as set forth in our bye-laws, each ordinary share entitles the holder thereof to one vote. In accordance with our bye-laws, certain shareholders whose shares constitute 9.5% or more of the voting power of our ordinary shares are entitled to less than one vote for each ordinary share held by them.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record.    If your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of American Stock Transfer & Trust Company, our stock transfer agent, you are considered the shareholder of record with respect to those shares, and the Notice or, in some cases, the proxy materials were sent directly to you. If you request printed copies of the proxy materials, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar institution, then you are the beneficial owner of shares held in street name and the Notice was forwarded to you by that institution. The institution holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to instruct that institution on how to vote the shares held in your account.

What do I do if I received more than one proxy card?

If you receive more than one proxy card because you have multiple accounts, you should provide voting instructions for all proxy cards you receive to be sure all of your shares are voted.

How do I vote?

We hope that you will be able to attend the Annual General Meeting in person. Whether or not you expect to attend the Annual General Meeting in person, we urge you to vote your shares at your earliest convenience by one of the methods described below, so that your shares will be represented.

Shareholders of record can vote any one of four ways:

1.	Via the Internet: You may vote by proxy via the internet by following the instructions provided in the Notice.

2.

By Telephone:    You may vote by proxy by calling the telephone number found on the Notice. If you plan to vote for subsidiary directors on an individual basis under Proposal No. 4, you can do so only via internet or mail, or in person.

3.	By Mail: If you received printed copies of the proxy materials, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

4.

In Person:    You, or a personal representative with an appropriate proxy, may vote by ballot at the Annual General Meeting. We will give you a ballot when you arrive. If you need directions to the Annual General Meeting, please call our offices at (441) 292-3645.

If you own shares in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to shareholders owning shares through most banks and brokers. If you own shares in street name and you wish to attend the Annual General Meeting to vote in person, you must obtain a legal proxy from the institution that holds your shares and attend the Annual General Meeting, or send a personal representative with the legal proxy, to vote by ballot. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy.

What is the voting deadline if voting by internet or telephone?

If you vote by internet or by telephone, you must transmit your vote by 11:59 p.m. Eastern Time on June 20, 2012.

How can I attend the Annual Meeting?

You may attend the Annual General Meeting if you were an Enstar shareholder of record as of the close of business on April 16, 2012 or you hold a valid proxy for the Annual General Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the Annual General Meeting. If you are not a shareholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

What is the quorum requirement for the Annual General Meeting?

Two or more shareholders present in person or by proxy and entitled to vote at least a majority of the shares entitled to vote at the meeting constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the meeting. A broker non-vote occurs when a beneficial owner of shares held in street name does not provide voting instructions and, as a result, the institution that holds the shares is prohibited from voting those shares on certain proposals. Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned, but lacking voting directions, will be counted towards the presence of a quorum.

How are proxies voted?

Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual General Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as set forth in “What are the Board’s voting recommendations?” above. If any other business is brought before the meeting, proxies will be voted, to the extent permitted by the rules and regulations of the SEC, in accordance with the judgment of the persons voting the proxies.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, you may vote by proxy, meaning you authorize individuals named on the proxy to vote your shares. If you do not vote by proxy or in person at the Annual General Meeting, your shares will not be voted. If you own shares in street name, you may instruct the institution holding your shares on how to vote your shares. If you do not provide voting instructions, the institution may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for 2012, but not on any other matters being considered at the meeting.

What are the voting requirements to approve each of the proposals?

The election of directors and the ratification of KPMG as our independent registered public accounting firm for 2012 each require the affirmative vote of a majority of the votes cast by the shareholders at the meeting. Abstentions and broker non-votes will have no effect on the outcome of voting on any proposals. The vote on executive compensation, sometimes referred to as “say-on-pay,” is advisory only, but our Board will consider carefully the results of the vote. A majority of votes cast for or against the say-on-pay proposal will determine whether you approve of our executive compensation practices. With respect to Proposal No. 4, regarding the election of directors of our subsidiaries, our Board will cause our corporate representative or proxy to vote the shares of those subsidiaries in the same proportion as the votes received at the meeting from our shareholders.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual General Meeting. You may vote again on a later date via the internet or by telephone (in which case only your latest internet or telephone proxy submitted prior to 11:59 p.m. Eastern time on June 20, 2012 will be counted), by filling out and returning a new proxy card bearing a later date, or by attending the Annual General Meeting and voting in person. However, your attendance at the Annual General Meeting will not automatically revoke your proxy unless you vote again at the Annual General Meeting or specifically request that your prior proxy be revoked by delivering to our Corporate Secretary a written notice of revocation prior to the Annual General Meeting.

Who is paying for the cost of this proxy solicitation?

We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners of our ordinary shares. In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies personally or by telephone or other electronic means without extra compensation, other than reimbursement for actual expenses incurred in connection with the solicitation.

CORPORATE GOVERNANCE

Directors

Our Board is divided into three classes designated Class I, Class II and Class III. The term of office for our Class III director expires at this year’s Annual General Meeting; the term of office for each Class I director expires at our annual general meeting in 2013; and the term of office for each Class II director expires at our annual general meeting in 2014. At each annual general meeting, the successors of the class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the annual general meeting to be held in the third year following the year of their election.

In connection with the merger of one of our wholly owned subsidiaries with The Enstar Group, Inc. on January 31, 2007 (the “Merger”), we completed a recapitalization (also on January 31, 2007). Pursuant to the terms of the agreement governing the recapitalization, each of Dominic F. Silvester, who is nominated for election at the Annual General Meeting, Paul J. O’Shea, and T. Whit Armstrong was named a director of the Company. On April 20, 2011, we entered into an Investment Agreement (the “Investment Agreement”) with certain affiliates of Goldman, Sachs & Co. (“Goldman Sachs”) and, pursuant to its terms, Sumit Rajpal was named a director of the Company.

The table below sets forth the names, ages and classes of our directors:

Name	Age	Class
Dominic F. Silvester	51	III
Robert J. Campbell	63	I
Paul J. O’Shea	54	I
Sumit Rajpal	36	I
Charles T. Akre, Jr.	69	II
T. Whit Armstrong	65	II

The Board believes that all of its directors have demonstrated professional integrity, ability and judgment, as well as leadership and strategic management abilities, and have each performed exceptionally well in their respective time served as directors. A number of our current directors have served as directors of the Company or of The Enstar Group, Inc. for many years, and during this time, we have experienced significant growth and success. Particular attributes that are significant to each individual director’s selection to serve on the Board are described in their biographies below.

Dominic F. Silvester has served as a director and the Chief Executive Officer (“CEO”) of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, of which Mr. Silvester was the Chief Executive Officer. From 1988 until 1993, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited. As a co-founder of the Company and its current CEO, Mr. Silvester contributes to the Board his intimate knowledge of the Company and the run-off industry. He is well known in the industry and is primarily responsible for identifying and developing our acquisition opportunities on a worldwide basis. Mr. Silvester has served as CEO of the Company since our inception, demonstrating his proven ability to manage and grow the business.

Robert J. Campbell has been a director of the Company since August 2007 and was appointed as the independent Chairman of the Board in November 2011. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990. Since 1999, Mr. Campbell has also served as a director of Camden National Corporation, a publicly traded company, and as a member of its audit committee and chair of its capital committee. Mr. Campbell brings to the Board his extensive understanding of finance and accounting, which he obtained through 40 years of analyzing financial services companies and which is very valuable in his role as chairman of our Audit Committee. In addition, Mr. Campbell’s investment management expertise makes him a key addition to our Investment Committee, of which he serves as chairman.

Paul J. O’Shea has served as a director, Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. Mr. O’Shea served as a director and Executive Vice President of Enstar

Limited, which is now a subsidiary of the Company, from 1995 until 2001. In 1994, Mr. O’Shea joined Dominic F. Silvester and Nicholas A. Packer in their run-off business venture in Bermuda. From 1985 until 1994, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group. Mr. O’Shea has spent more than 27 years in the insurance and reinsurance industry, including many years in senior management roles, and has been involved in financial management and mergers and acquisitions. He leads the Company’s acquisition process and is instrumental in all aspects of our acquisitions. As a co-founder of the Company, Mr. O’Shea has intimate knowledge and expertise regarding the Company and our industry.

Sumit Rajpal was appointed to the Board, effective May 16, 2011, in connection with the first closing under the Investment Agreement. Mr. Rajpal is a managing director of Goldman, Sachs & Co. He joined Goldman, Sachs & Co. in 2000 and became a managing director in 2007. Mr. Rajpal also serves as a director on the boards of USI Holdings Corporation, CSI Entertainment, Alliance Films Holdings Inc., ProSight Specialty Insurance Holdings, SKBHC Holdings, LLC and Dollar General Corporation (where he is an observer on the board). Mr. Rajpal brings to our Board his extensive experience as an investor and director in the global insurance and reinsurance industries and his expertise in corporate finance.

Charles T. Akre, Jr. was elected as a director of the Company at the annual general meeting of shareholders in 2009. He is the Managing Member and Chief Executive Officer of Akre Capital Management, LLC, a financial services investment advisory firm that he founded in 1989. Mr. Akre has been in the securities business since 1968 and is the primary person responsible for Akre Capital Management, LLC’s investment advisory services and investment selection. He launched the Akre Focus Fund in August 2009. Prior to managing the Akre Focus Fund, Mr. Akre was the sole portfolio manager of the FBR Focus Fund from its inception in December 1996 through August 2009. Before founding Akre Capital Management, LLC, Mr. Akre held positions as shareholder, director and Chief Executive Officer of Asset Management Division and Director of Research at Johnston, Lemon & Co., a NYSE member firm. Through his many years in the investment advisory business, Mr. Akre brings to our Board his investment expertise, in particular with respect to the insurance industry. His experience founding and managing Akre Capital Management and his knowledge of the financial markets are also very valuable to our Board.

T. Whit Armstrong became a director of the Company on January 31, 2007 in connection with the completion of the Merger. Mr. Armstrong served as a director of The Enstar Group, Inc. from June 1990 through the Merger. Mr. Armstrong was previously the President, Chief Executive Officer and Chairman of the Board for more than five years of The Citizens Bank, Enterprise, Alabama, and its holding company, Enterprise Capital Corporation, Inc. He has a Master’s degree in banking. Mr. Armstrong has also been a director of Alabama Power Company of Birmingham, Alabama for more than 26 years. Mr. Armstrong brings to our Board his financial reporting experience and substantial knowledge regarding the financial services sector and the banking industry in particular. In addition, Mr. Armstrong has many years of experience serving on boards of directors of other institutions.

Independence of Directors

Our Board currently consists of six directors, of which four are non-management directors. The Board determined that all of the non-management directors, Messrs. Akre, Armstrong, Campbell and Rajpal, are independent as defined by Nasdaq Marketplace Rule 5605(a)(2). The Board made this determination based primarily on a review of the responses of the directors to questions regarding employment and compensation history, family relationships and affiliations, and discussions with the directors. For details about certain relationships and transactions among us and our executive officers and directors, see “Certain Relationships and Related Transactions” beginning on page 16.

Board Leadership Structure

On November 2, 2011, upon the recommendation of the Company’s then Chairman and CEO, Dominic F. Silvester, the Board separated the positions of Chairman and CEO. Mr. Silvester had served in both positions since the resignation of our former Executive Chairman on August 20, 2010. Upon separating the positions, the Board appointed Robert J. Campbell, an independent director, as Chairman. Mr. Silvester continues to serve as our CEO. The Board believes that separating the roles of Chairman and CEO and having Mr. Campbell serve as Chairman is the most effective leadership structure for our Company at this time. Mr. Campbell has served on our board for over four years and his perspective that comes from separation from our day-to-day affairs makes him well suited to assist with the execution of strategy and business plans, to play a prominent role in setting the Board’s agenda, to act as the liaison between the Board and the Company’s senior management, and to preside at Board and shareholder meetings.

The Board believes that the Company’s corporate governance structure appropriately satisfies the need for objectivity, and includes several effective oversight means, including:

•	the roles of Chairman and CEO are separated;

•	the Chairman is an independent director;

•	the Board is comprised of a majority of independent directors;

•

following regularly scheduled Board meetings, the independent directors meet in executive session without Messrs. Silvester and O’Shea present to review, among other things, the performance of these executive officers; and

•

various committees of the Board perform oversight functions independent of management, such as overseeing the integrity and quality of the Company’s financial statements, overseeing risk assessment and management and establishing senior executive compensation, and these committees are comprised only of independent directors.

The Audit Committee and Compensation Committee are both comprised solely of independent directors and are both chaired by a different director, thus providing various directors with leadership opportunities and promoting the potential for differing perspectives and styles in key areas of governance. Two of the four members of the Investment Committee are independent directors and an independent director also serves as its chairman. In addition, the independent directors collectively perform the nominating function for the Board.

The Board recognizes, however, that no single leadership model is right for all companies at all times and that, depending on the circumstances in the future, other leadership models might be appropriate for us.

Board Committees

Our Board currently maintains an Audit Committee, a Compensation Committee and an Investment Committee. Current copies of the charter for each of these committees are available on our website at http://www.enstargroup.com/corporate-governance. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting Investor Relations at P.O. Box HM 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda.

Audit Committee.    The Audit Committee is comprised of Messrs. Akre, Armstrong and Campbell, with Mr. Campbell serving as Chairman. The Audit Committee met four times during the year ended December 31, 2011. This committee has responsibility for the oversight of the quality and integrity of our financial statements, the qualifications and independence of our independent auditor, the performance of our internal audit function and independent auditor, and our compliance with legal and regulatory requirements. The committee appoints, retains and approves the compensation for our independent auditors, pre-approves fees and services of the independent auditors and reviews the scope and results of their audit. The Audit Committee periodically reviews and discusses with management our Company’s guidelines and policies with respect to the process by which we undertake risk assessment and risk management, including discussion of our major financial risk exposures and the steps management has taken and is taking to monitor and control such exposures. Each member of the Audit Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2) and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has determined that Mr. Campbell, who is an independent director, qualifies as an audit committee financial expert pursuant to the definition set forth in Item 407(d)(5)(ii) of Regulation S-K, as adopted by the SEC. The Audit Committee operates under a written charter that has been approved by our Board. The charter is reviewed annually by the Audit Committee, which recommends any proposed changes to our Board.

Compensation Committee.    The Compensation Committee is comprised of Messrs. Akre, Armstrong and Campbell, with Mr. Akre serving as Chairman. The Compensation Committee met two times during the year ended

December 31, 2011. The Compensation Committee has general responsibility for the compensation of our executive officers. The committee establishes our compensation philosophy and oversees the development and implementation of our compensation programs. The committee also periodically reviews the compensation of our directors and makes recommendations to our Board with respect thereto. Each member of the Compensation Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2). The Compensation Committee operates under a written charter that has been approved by our Board. The charter is reviewed annually by the Compensation Committee, which recommends any proposed changes to our Board. Additional information on the Compensation Committee and the role of management in setting compensation is provided below in “Executive Compensation — Compensation Discussion and Analysis” beginning on page 19.

Compensation Committee Interlocks and Insider Participation.    No member of the Compensation Committee is or was during 2011 an employee, or is or ever has been an officer, of the Company. During the year ended December 31, 2011, no executive officer served as a member of the compensation committee or as a director of another entity having an executive officer serving on our Compensation Committee or as one of our directors.

Investment Committee.    The Investment Committee of our Company is comprised of Messrs. Akre, Campbell and Rajpal and Richard J. Harris, our Chief Financial Officer (“CFO”). Mr. Campbell serves as Chairman. The Investment Committee met five times during the year ended December 31, 2011. The committee has general responsibility for supervising our investment activity. The committee regularly monitors our overall investment results, which it ultimately reports to our Board, and is responsible for developing and reviewing our investment guidelines and overseeing compliance with such guidelines. The committee operates under a written charter that has been approved by our Board. The charter is reviewed annually by the Investment Committee, which recommends any proposed changes to our Board.

Board Oversight of Risk Management

The Board has an active role, as a whole and also at the committee level, in overseeing management of risks facing our Company. The Board regularly reviews information regarding our operations, credit, liquidity and investments and the risks associated with each.

The Audit Committee, pursuant to its charter, regularly reviews and discusses with management our Company’s guidelines and policies with respect to the process by which we undertake risk assessment and risk management, including discussion of our major financial risk exposures and the steps management has taken and is taking to monitor and control such exposures. The Company’s Head of Internal Audit reports directly to the Audit Committee, and meets with the committee on a quarterly basis. Members of senior management have day-to-day responsibility for risk management and establishing risk management practices. Senior management reports directly to the Audit Committee with respect to matters within its responsibility, and reports all other risk-related matters directly to the full Board.

The Compensation Committee oversees compensation-related risks, as discussed in “Executive Compensation — Compensation Discussion and Analysis — Principal Elements of Executive Compensation — Annual Incentive Compensation.”

The Company’s Investment Committee is responsible for developing and reviewing our investment guidelines and overseeing compliance with such guidelines. The Investment Committee typically meets each quarter and reports risk-related matters directly to the full Board.

Board and Committee Meetings; Annual Meeting Attendance

We expect our directors to attend all meetings of our Board, all meetings of all committees of the Board on which they serve and each annual general meeting of shareholders, absent exigent circumstances. Our Board met a total of six times during the year ended December 31, 2011, including four regularly scheduled meetings and two special meetings called in connection with reviewing time-sensitive matters. In 2011, during the time they were serving, all of the directors, except Mr. Collins, attended at least 75% of the meetings of the Board and the committees of the Board on which the director served. All directors then serving attended the 2011 annual general meeting of shareholders. In addition, in 2011, our independent directors met each quarter in executive sessions without management.

Director Nominations, Qualifications and Recommendations

We do not have a nominating committee, although we do have a formal nominations process. The Board believes that it is appropriate for the independent directors, rather than a separate committee comprised of our independent directors, to recommend director candidates. Nasdaq Marketplace Rule 5605(e)(1) requires director nominees to be selected, or recommended to the Board for selection, either by (i) a majority of the independent directors in a vote in which only independent directors participate or (ii) a nominations committee comprised solely of independent directors. In November 2006, the Board adopted a resolution in accordance with these requirements regarding the nomination of directors. Pursuant to that resolution, the independent directors will conduct the director nomination process each year in connection with our annual general meeting of shareholders.

When identifying and reviewing director nominees, the independent directors consider the nominees’ personal and professional integrity, ability and judgment, as well as other factors deemed appropriate by the independent directors. For incumbent directors, the independent directors review each director’s overall service to the Company during the director’s term, including the number of meetings attended, level of participation and quality of performance. The independent directors considered and nominated the candidate proposed for election as director at the Annual General Meeting, with the Board unanimously agreeing on all actions taken in this regard. While we do not have a formal diversity policy for selection of directors, we seek to identify candidates who represent a mix of backgrounds and experiences that will improve the Board’s ability, as a whole, to serve the needs of our Company and the interests of our shareholders. We consider diversity broadly to include differences of professional experience, individual attributes and skill sets, perspective, knowledge and expertise in substantive matters pertaining to our business and industry. Given the complex nature of our business and the insurance and reinsurance industry, we seek to include directors whose experiences, although varying and diverse, are also complementary to and demonstrate a familiarity with the substantive matters necessary to lead the Company and navigate the run-off business.

Shareholders may recommend candidates to serve as directors by submitting a written notice to the Board at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda. Shareholder recommendations must be accompanied by sufficient information to assess the candidate’s qualifications and contain the candidate’s consent to serve as director if elected. Shareholder nominees will be evaluated by the independent directors in the same manner as nominees selected by the independent directors.

Code of Ethics/Code of Conduct

We have adopted a Code of Ethics that applies to all of our senior executive and financial officers, and a Code of Conduct that applies to all of our directors and employees, including all senior executive and financial officers covered by the Code of Ethics. Copies of our Code of Ethics and Code of Conduct are available on our website at http://www.enstargroup.com/corporate-governance. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton HM JX, Bermuda. We intend to post any amendments to our Code of Ethics or Code of Conduct on our website. In addition, we intend to disclose any waiver of a provision of the Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, as well as any waiver of a provision of the Code of Conduct that applies to our senior executives and financial officers, by posting such information on our website or by filing a Form 8-K with the SEC within the prescribed time period.

Shareholder Communications with the Board

Shareholders and other interested parties may send communications to our Board by sending written notice to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda. The notice may specify whether the communication is directed to the entire Board, to the independent directors, or to a particular Board committee or individual director. Our Corporate Secretary will handle routine inquiries and requests for information. If our Corporate Secretary determines the communication is made for a valid purpose and is relevant to the Company and its business, our Corporate Secretary will forward the communication to the entire Board, to the independent directors, to the appropriate committee chairman or to the individual director as the notice was originally addressed. At each meeting of our Board, our Corporate Secretary will present a summary of all communications received since the last meeting that were not forwarded and will make those communications available to the directors on request.

DIRECTOR COMPENSATION

Our director compensation program includes retainers payable quarterly for non-employee directors and each committee chairman, as well as meeting fees for all Board and committee meetings attended. Directors who are employees of the Company receive no fees for their services as directors. Mr. Rajpal has waived all fees for his services as a director.

For 2011, our director retainer and meeting fees were as follows:

Retainer Fees	Annual Amounts Payable	Meeting Fees	Amounts Payable for Attendance
Non-employee Directors	$60,000	Board Meetings	$3,500
Audit Committee Chairman	$10,000	Telephonic Board Meetings	$1,000
Compensation Committee Chairman	$5,000	Audit Committee Meetings	$1,500
Investment Committee Chairman	$5,000	Compensation Committee Meetings	$1,250
		Investment Committee Meetings	$1,250

The Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the “Deferred Compensation Plan”) provides each non-employee director with the opportunity to elect (i) to receive all or a portion of his or her compensation for services as a director in the form of our ordinary shares instead of cash and (ii) to defer receipt of all or a portion of such compensation until retirement or termination. Non-employee directors electing to receive compensation in the form of ordinary shares receive whole ordinary shares (with any fractional shares payable in cash) as of the date compensation would otherwise have been payable. Non-employee directors electing to defer compensation have such compensation converted into share units payable as a lump sum distribution after the director’s “separation from service” as defined under Section 409A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The lump sum share unit distribution will be made in the form of ordinary shares, with fractional shares paid in cash.

The following table summarizes the compensation of our non-employee directors who served in 2011.

Name	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards ($)(3)(4)	Option Awards ($)	All Other Compensation ($)	Total ($)
Charles T. Akre, Jr.	$101,538	—	—	—	$101,538
T. Whit Armstrong	$89,500	—	—	—	$89,500
Robert J. Campbell	$110,750	—	—	—	$110,750
Paul J. Collins(5)	$64,750	—	—	—	$64,750
J. Christopher Flowers(6)	$34,750	—	—	—	$34,750
Sumit Rajpal(7)	$—	—	—	—	$—

(1)	This table reflects fees earned for 2011.

(2)	The following directors elected to defer all or a portion of their fees in the form of share units pursuant to the Deferred Compensation Plan:

Name of Participating Director	Amount of Fees Deferred in 2011	Number of Share Units for 2011
Charles. T. Akre, Jr.	$101,538	1,051
T. Whit Armstrong	$89,500	927
Robert J. Campbell	$110,750	1,147
Paul J. Collins	$64,750	662	(A)
J. Christopher Flowers	$34,750	370	(B)

(A)	Mr. Collins’s share units converted into ordinary shares that were distributed October 2011 following his resignation as a director.

(B)	Mr. Flowers’s share units converted into ordinary shares that were distributed May 2011 following his resignation as a director.

(3)

In connection with the Merger, certain of our directors received restricted share units (“RSUs”) of the Company in exchange for Restricted Stock Units of The Enstar Group, Inc. The Restricted Stock Units were issued under The Enstar Group, Inc. Deferred Compensation and Stock Plan for Non-Employee Directors, as amended and restated (the “EGI Plan”). The RSUs may be settled in a lump sum distribution or in quarterly or annual installment payments over a period not to exceed 10 years beginning as of the first business day of any year after the termination of the director’s services on our Board. As of December 31, 2011, Mr. Armstrong held 14,922 RSUs and no other director held any RSUs.

(4)

In connection with the Merger, certain of our directors received deferred units in exchange for deferred units accrued under the EGI Plan. Each deferred unit is the economic equivalent of one ordinary share. The deferred units will be settled in a lump sum distribution of cash on the first business day of the first quarter after the termination of the director’s services on our Board. As of December 31, 2011, Mr. Armstrong held 737.804 deferred units and no other director held any deferred units.

(5)	Mr. Collins resigned from the Board on September 30, 2011.

(6)	Mr. Flowers resigned from the Board on May 6, 2011.

(7)	Mr. Rajpal has waived all fees for his services.

EXECUTIVE OFFICERS

Our executive officers are as follows:

Name	Age	Position(s)
Dominic F. Silvester(1)	51	Chief Executive Officer
Paul J. O’Shea(1)	54	Executive Vice President, Joint Chief Operating Officer and Director
Nicholas A. Packer	49	Executive Vice President and Joint Chief Operating Officer
Richard J. Harris	50	Chief Financial Officer

(1)	Biographies for Messrs. Silvester and O’Shea are included above under “Corporate Governance — Directors.”

Nicholas A. Packer has served as Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. He served as a director of the Company from January 2007 to August 2007, when he resigned from that position. From 1996 to 2001, Mr. Packer was Chief Operating Officer of Enstar (EU) Limited, a wholly-owned subsidiary of Enstar Limited, which is now a subsidiary of the Company. Mr. Packer served as Enstar Limited’s Chief Operating Officer from 1995 until 1996. From 1993 to 1995, Mr. Packer joined Mr. Silvester in forming a run-off business venture in Bermuda. Mr. Packer served as Vice President of Anchor Underwriting Managers Limited from 1991 until 1993. Prior to joining Anchor, he was a joint deputy underwriter at CH Bohling & Others, an affiliate of Lloyd’s of London.

Richard J. Harris has served as Chief Financial Officer of the Company since May 2003. From 2000 until April 2003, Mr. Harris served as Managing Director of RiverStone Holdings Limited & Subsidiary Companies, the European run-off operations of Fairfax Financial Holdings Limited. Previously, he served as the Chief Financial Officer of Sphere Drake Group.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

The following table sets forth information as of April 16, 2012 (unless otherwise provided herein) regarding beneficial ownership of our ordinary shares by each of the following, in each case based on information provided to us by these individuals:

•	each person or group known to us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our directors and director nominees;

•	each of the individuals named in the Summary Compensation Table; and

•	all of our current directors and executive officers as a group.

Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares	Percent of Class(1)
Dominic F. Silvester(2)	1,553,896	11.21%
J. Christopher Flowers(3)	1,461,263	10.55%
Beck, Mack & Oliver LLC(4)	1,133,875	8.18%
Advisory Research, Inc.(5)	746,214	5.39%
Paul J. O’Shea(6)	507,904	3.67%
Nicholas A. Packer(7)	472,970	3.41%
Charles T. Akre, Jr.(8)	322,374	2.33%
Robert J. Campbell(9)	175,744	1.27%
Richard J. Harris(10)	123,130	*
T. Whit Armstrong(11)	46,394	*
Sumit Rajpal(12)	0	*
All Current Executive Officers and Directors as a group (8 Persons)(13)	3,202,412	23.06%

*	Less than 1%

(1)

Our bye-laws reduce the total voting power of any U.S. shareholder or direct foreign shareholder group owning 9.5% or more of our ordinary shares to less than 9.5% of the voting power of all of our shares.

(2)

Includes 490,732 ordinary shares held directly by Mr. Silvester (of which 110,239 have been pledged to secure a loan) and 1,063,164 ordinary shares held by the Right Trust (which have been pledged to secure a loan). Mr. Silvester and his immediate family are the sole beneficiaries of the Right Trust. The trustee of the Right Trust is R&H Trust Co. (BVI) Ltd. (“RHTCBV”), a British Virgin Islands Company, whose registered office is Woodbourne Hall, P.O. Box 3162, Road Town, Tortola, British Virgin Islands. Mr. Silvester’s address is c/o Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton HM JX, Bermuda.

(3)

Based on information provided in a Schedule 13G filed by J. Christopher Flowers on March 5, 2012. Mr. Flowers was a director of the Company from November 2001 until his resignation from the Board on May 6, 2011. The ordinary shares beneficially owned by Mr. Flowers include 1,175,549 ordinary shares held directly and 285,714 ordinary shares over which he may be deemed to exercise investment discretion through: (a) JCF Associates II Ltd., of which he is the sole director, and JFC Associates II-A LLC, of which he is the managing member, on behalf of J.C. Flowers II L.P., JC Flowers II-A L.P. and J.C. Flowers II-B L.P., and (b) FSO GP Ltd., of which he is the sole director, on behalf of Financial Service Opportunities L.P. (collectively, the “Funds”). As of December 31, 2011, Mr. Flowers had sole dispositive power with respect to all of the shares and sole voting power with respect to 1,300,941 shares. Mr. Flowers disclaims beneficial ownership of the shares held by the Funds. The principal address for Mr. Flowers is 717 Fifth Ave., 26th floor, New York, NY 10022.

(4)

Based on information provided in a Schedule 13G filed by Beck, Mack & Oliver LLC (“Beck Mack”), a registered investment adviser under Section 203 of the Investment Advisers Act of 1940, on February 1, 2012. The ordinary shares beneficially owned by Beck Mack are owned by investment advisory clients of Beck Mack. These clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No one of these clients owns more than 5% of such class of securities. As of December 31, 2011, Beck Mack had shared dispositive power with respect to all of the shares and sole voting power with respect to 1,061,316 shares. The principal address for Beck Mack is 360 Madison Avenue, New York, NY 10017. Robert J. Campbell, one of our directors, is a Partner at Beck Mack. Beck Mack disclaims beneficial ownership of the ordinary shares of the Company that are, or may be deemed to be, beneficially owned by Mr. Campbell.

(5)

Based on information provided in a Schedule 13G jointly filed by Piper Jaffray Companies (“PJC”) and Advisory Research, Inc. (“ARI”) on February 15, 2012, reflecting shares beneficially owned by ARI, which is a wholly-owned subsidiary of PJC, and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. ARI beneficially owns the shares as a result of acting as investment adviser to various clients. These clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares held in their respective accounts. No one of these clients is known to own more than 5% of such class of securities. As of December 31, 2011, PJC and ARI had sole dispositive power and sole voting power with respect to all of the shares. However, PJC disclaims beneficial ownership of such shares. The principal address for PJC is 800 Nicollet Mall Suite 800, Minneapolis, MN 55402 and the principal address for ARI is 180 N. Stetson, Chicago, IL 60601.

(6)

Includes 31,629 ordinary shares held directly by Mr. O’Shea and 476,275 ordinary shares held by the Elbow Trust. Mr. O’Shea and his immediate family are the sole beneficiaries of the Elbow Trust. The trustee of the Elbow Trust is RHTCBV.

(7)

Includes 16,695 ordinary shares held directly by Mr. Packer and 456,275 ordinary shares held by Hove Investments Holding Limited, a British Virgin Islands company. The Hove Trust owns all of the equity interests of Hove Investments Holding Limited. Mr. Packer and his immediate family are the sole beneficiaries of the Hove Trust. The trustee of the Hove Trust is RHTCBV.

(8)

Includes (a) 3,000 ordinary shares held directly by Mr. Akre that have been pledged in a brokerage margin account, (b) 2,800 ordinary shares held in an IRA, (c) 190 ordinary shares held in a 401(k) plan, (d) 3,384 shares issuable pursuant to the Deferred Compensation Plan, and (e) 313,000 ordinary shares held indirectly through several investment funds of which Akre Capital Management, LLC serves as the general partner, managing member or investment adviser. Mr. Akre, who is the managing member of Akre Capital Management, LLC, disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by the investment funds except to the extent of any pecuniary interest therein. Excludes 174,998 ordinary shares beneficially owned by investment advisory clients of Akre Capital Management, LLC for which Mr. Akre disclaims beneficial ownership except to the extent of any pecuniary interest therein.

(9)

Includes (a) 51,645 ordinary shares held directly by Mr. Campbell (of which 3,500 have been pledged in a brokerage margin account), (b) 42,500 ordinary shares held in the Beck Mack Keogh Plan, (c) 32,300 ordinary shares owned by Mr. Campbell’s spouse and pledged in a brokerage margin account, (d) 25,050 ordinary shares owned by Osprey Partners, (e) 12,600 ordinary shares owned by Mr. Campbell’s children, (f) 3,000 ordinary shares owned by the Robert J. Campbell Family Trust, (g) 2,500 ordinary shares owned by the F.W. Spellissy Trust, (h) 500 ordinary shares owned by the Amy S. Campbell Family Trust and (i) 5,649 ordinary shares issuable pursuant to the Deferred Compensation Plan. Mr. Campbell disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by Beck Mack.

(10)	Includes 37,500 restricted shares. 17,000 ordinary shares have been pledged to secure a loan.

(11)

Includes (a) 26,281 ordinary shares held directly, (b) 5,191 shares issuable pursuant to the Deferred Compensation Plan and (c) 14,922 restricted share units. Of the shares beneficially owned by Mr. Armstrong, 19,000 shares have been pledged to secure a line of credit.

(12)

Mr. Rajpal disclaims beneficial ownership of the shares that relate to and are described in this footnote (except to the extent of his pecuniary interest therein, if any) and does not otherwise beneficially own any of our ordinary shares. In connection with two closings under the Investment Agreement dated April 20, 2011 among us and GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd., GSCP VI Employee Navi, Ltd., and GSCP VI GmbH Navi, L.P. (collectively, the “Purchasers”), the Purchasers acquired 665,529 ordinary shares in the aggregate. Such shares may be deemed to be beneficially owned by Goldman Sachs, a broker or dealer registered under Section 15 of the Exchange Act and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Please see the statement on Schedule 13D/A filed on December 27, 2011 by Goldman Sachs, the Purchasers and certain of their affiliates for a description of other of our ordinary shares that could be argued to be beneficially owned by Goldman Sachs, the Purchasers or their affiliates under certain theories. The general partner, managing general partner or other manager of each of the Purchasers is an affiliate of The Goldman Sachs Group, Inc. (“GS Group”). Goldman Sachs is a direct and indirect wholly-owned subsidiary of GS Group. Goldman Sachs is the investment manager of certain of the Purchasers. In accordance with SEC Release No. 34-39538 (January 12, 1998) (the “Release”), this proxy statement reflects the securities beneficially owned by certain operating units (collectively, the “Goldman Sachs Reporting Units”) of GS Group and its subsidiaries and affiliates. This filing does not reflect securities, if any, beneficially owned by any operating units of GS Group whose ownership of securities is disaggregated from that of the Goldman Sachs Reporting Units in accordance with the Release. The Goldman Sachs Reporting Units disclaim beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which the Goldman Sachs Reporting Units or their employees have voting or investment discretion, or both, and (ii) certain investment entities of which the Goldman Sachs Reporting Units act as the general partner, managing general partner or other manager, to the extent interests in such entities are held by persons other than the Goldman Sachs Reporting Units. The address of each of the persons mentioned in this paragraph is 200 West Street, New York, New York 10282.

(13)	See footnotes 2 and 6 through 12.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC and The Nasdaq Stock Market, LLC reports on Forms 3, 4 and 5 concerning their ownership of ordinary shares and other equity securities of the Company. Under SEC rules, we must be furnished with copies of these reports.

Based solely on our review of the copies of such forms received by us and written representations from our executive officers and directors, we believe that, during the year ended December 31, 2011, all filing requirements applicable to our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities under Section 16(a) were complied with on a timely basis, except that Mr. Harris filed one late Form 4 relating to a restricted stock grant, Mr. Rajpal filed one late Form 4 relating to the conversion of convertible non-voting preference shares to non-voting convertible ordinary shares upon the receipt of stockholder approval at the Company’s annual general meeting in 2011, and Mr. Campbell filed one late Form 4 relating to an acquisition of 1,500 ordinary shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related-Party Transaction Procedures

From time to time, we participate in transactions in which one or more of our directors or executive officers has an interest. In particular, we have invested in or with entities that are affiliates of or otherwise related to Mr. Flowers, formerly a member of our Board. Each transaction involving the Company and an affiliate entered into during 2011 was approved by the non-interested members of the Board.

Our Board has adopted a Code of Conduct, which states that our directors, officers and employees must avoid engaging in any activity, such as related-party transactions, that might create a conflict of interest or a perception of a conflict of interest. These individuals are required to raise for consideration any proposed or actual transaction that they believe may create a conflict of interest. We expect that members of our Audit Committee will review and discuss any related-party transaction proposed to be entered into by the Company. In addition, on an annual basis, each director and executive officer completes a Directors’ and Officers’ Questionnaire that requires disclosure of any transactions with the Company in which he, or any member of his immediate family, has a direct or indirect material interest.

Transactions Involving J. Christopher Flowers and Affiliated Entities

We and certain of our subsidiaries have entered into transactions with companies and partnerships that are affiliated with Mr. Flowers, including J.C. Flowers II L.P. (“Fund II”) and J.C. Flowers III L.P. (“Fund III”). These transactions are described below. Fund II and Fund III are private investment funds advised by J.C. Flowers & Co. LLC (“JCF & Co.”). Mr. Flowers is the founder, Chairman and Chief Executive Officer of JCF & Co.

Investments in the Flowers Funds and Entities Affiliated with J. Christopher Flowers

As of March 31, 2012, excluding our investment in Varadero International Ltd. (“Varadero”) discussed below, we had investments in entities affiliated with Mr. Flowers with a total value of $103.3 million. No fees or other compensation will be payable by us to Mr. Flowers, or his affiliates, in connection with any of the investments described below.

We have committed to invest up to $100.0 million in Fund II. As of March 31, 2012, our remaining outstanding commitment to Fund II was approximately $2.2 million. We received management fees in the amount of $0.5 million for advisory services provided to Fund II for the year ended December 31, 2011. We have also committed to invest up to $100.0 million in Fund III. As of March 31, 2012, our remaining outstanding commitment to Fund III was approximately $69.0 million. Additionally, we have invested approximately $8.7 million in JCF III Co-invest I L.P., an entity affiliated with JCF & Co.

As of March 31, 2012, we had an investment in New NIB Partners LP (“New NIB”) of $19.3 million. Mr. Flowers is a director of New NIB and certain affiliates of J.C. Flowers I L.P. (“Fund I”), a fund formed and managed by JCF & Co., participated in the acquisition of a subsidiary of New NIB. As of March 31, 2012, we also had an investment in Affirmative Investment LLC (“Affirmative”) of $0.3 million. We own a 7% non-voting membership interest in Affirmative and Fund I owns the remaining 93% interest. As of March 31, 2012, we have an investment of $1.1 million in Flowers Sego-Carrus Holdings, LLC, a joint venture between the Company, an unaffiliated third party and Flowers National Bank, an entity owned by Mr. Flowers. We have, as of March 31, 2012, invested $41.5 million in Varadero, a hedge fund. The investment manager of Varadero is Varadero Capital, L.P., of which Varadero GP, LLC is the general partner. Both the investment manager and general partner are partially owned by an entity affiliated with us and Mr. Flowers. In addition, we have entered into a participation agreement for $1.0 million with Flowers National Bank, an entity owned by Mr. Flowers.

From time to time, certain of our directors and executive officers have made, and may continue to make, significant personal commitments and investments in entities that are affiliates of or otherwise related to Mr. Flowers and in which we also have commitments or investments.

Transactions

In December 2007, we, in conjunction with JCF FPK I L.P. (“JCF FPK”), and a newly-hired executive management team, formed U.K.-based Shelbourne Group Limited (“Shelbourne”) to invest in Reinsurance to Close (“RITC”) transactions (the transferring of liabilities from one Lloyd’s Syndicate to another) with Lloyd’s of London insurance and reinsurance syndicates in run-off. We own approximately 56.8% of Shelbourne, which in turn owns 100% of Shelbourne Syndicate Services Limited, the Managing Agency for Lloyd’s Syndicate 2008, a syndicate approved by Lloyd’s of London in December 2007 to undertake RITC transactions with Lloyd’s syndicates in run-off. JCF FPK is a joint investment program between Fund II and Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC (“FPK”). An affiliate of Fund II controlled approximately 41% of FPK until its sale of FPK in December 2009.

Lloyd’s Syndicate 2008 has, as of March 31, 2012, entered into ten RITC agreements with Lloyd’s syndicates. During 2009, Lloyd’s Syndicate 2008 entered into a RITC agreement with a Lloyd’s syndicate with total gross insurance reserves of approximately $67.0 million. During 2010, Lloyd’s Syndicate 2008 entered into RITC agreements with three Lloyd’s syndicates with total gross insurance reserves of approximately $192.6 million. In February 2011, Lloyd’s Syndicate 2008 entered into RITC agreements with two Lloyd’s syndicates with total gross insurance reserves of approximately $129.6 million. The capital commitment to Lloyd’s Syndicate 2008 as of March 31, 2012 amounted to £62.9 million (approximately $97.7 million) and was financed from available cash on hand. On January 1, 2012, Lloyd’s Syndicate 2008 closed its 2009 and prior years of account into the 2010 year of account by means of an RITC transaction, following which the noncontrolling interest relating to Lloyd’s Syndicate 2008 ceased, resulting in us now providing 100% of the investment in Lloyd’s Syndicate 2008.

Other Agreements with Directors and Executive Officers

On January 31, 2007, in connection with the Merger, we entered into a registration rights agreement with certain of our shareholders identified as signatories thereto. The agreement provides that either of Mr. Flowers and Mr. Silvester may make two requests that we effect the registration under the Securities Act of all or any part of his registrable securities. We also entered into a registration rights agreement with the Purchasers in connection with our private placement in 2011, which provides that at any time following April 20, 2012, the Purchasers may make two requests that we effect the registration under the Securities Act of the ordinary shares and non-voting ordinary shares issued to them in the private placement. Mr. Flowers, Mr. Silvester and the Purchasers all have “piggyback” registration rights under the respective registration rights agreements, which may result in their participation in an offering initiated by us.

Upon resignation from our Board on May 6, 2011, Mr. Flowers was entitled to receive distribution of all amounts previously accrued under the Deferred Compensation Plan and the EGI Plan. In accordance with the terms of these plans, on May 24, 2011, Mr. Flowers received 8,125 ordinary shares (with an aggregate value of $788,368.75, based on the closing price of our ordinary shares of $97.03 on the distribution date). The 8,125 ordinary shares consisted of 3,610 share units under the Deferred Compensation Plan and 4,515 restricted stock units under the EGI Plan that were converted into the same number of ordinary shares. Mr. Flowers also received $36,053.34 resulting from a distribution of 371.2 deferred units payable only in cash under the terms of the EGI Plan and consideration in respect of fractional shares under the plans also payable only in cash. All amounts distributed represented compensation that had previously been deferred by Mr. Flowers.

Upon resignation from our Board on September 30, 2011, Mr. Collins was entitled to receive distribution of all amounts previously accrued under the Deferred Compensation Plan and the EGI Plan. In accordance with the terms of these plans, on October 3, 2011, Mr. Collins received 5,407 ordinary shares (with an aggregate value of $486,954.42, based on the closing price of our ordinary shares of $90.06 on the distribution date). The 5,407 ordinary shares consisted of 4,103 share units under the Deferred Compensation Plan and 1,304 deferred units under the EGI Plan that were converted into the same number of ordinary shares. Mr. Collins also received $26,991.88 resulting from a distribution of 299.205 deferred units payable only in cash under the terms of the EGI Plan and consideration in respect of fractional shares under the plans also payable only in cash. All amounts distributed represented compensation that had previously been deferred by Mr. Collins.

In October 2010, we entered into share repurchase agreements (the “Repurchase Agreements”) with three of our executives and certain trusts and a corporation affiliated with the executives to repurchase an aggregate of

800,000 of our ordinary shares at a price of $70.00 per share. We repurchased an aggregate of 600,000 ordinary shares from Mr. Silvester and a trust of which he and his immediate family are the sole beneficiaries, 100,000 ordinary shares from a trust of which Mr. O’Shea and his immediate family are the sole beneficiaries and 100,000 ordinary shares from a corporation owned by a trust of which Mr. Packer and his immediate family are the sole beneficiaries. The aggregate purchase price of $56.0 million is payable by us through promissory notes to the selling shareholders. The annual interest rate for the notes is fixed at 3.5%, and the notes are repayable in three equal installments on December 31, 2010, December 1, 2011 and December 1, 2012. The largest amount of principal of the notes outstanding during 2011 was $37.3 million. The amount of principal outstanding as of April 29, 2012 was $18.7 million. On December 9, 2011, we repaid $20.0 million of the promissory notes, comprised of principal of $18.7 million and accrued interest of $1.3 million.

Indemnification of Directors and Officers; Directors Indemnity Agreements

We have Indemnification Agreements with each of Messrs. Silvester, O’Shea, Packer, Campbell, Akre, Rajpal and Armstrong, as well as Mr. Flowers, who resigned from the Board on May 6, 2011, and Mr. Collins, who resigned from the Board on September 30, 2011. Each Indemnification Agreement provides, among other things, that we will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of such indemnitee’s status as a director or officer of the Company, such indemnitee was, is or is threatened to be made a party or participant in any threatened, pending or completed proceeding, whether of a civil, criminal, administrative, regulatory or investigative nature, against all judgments, fines, penalties, excise taxes, interest and amounts paid in settlement and incurred by such indemnitee in connection with such proceeding. In addition, each of the Indemnification Agreements provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, subject to certain exceptions. None of the Indemnification Agreements precludes any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including but not limited to, any rights arising under the Company’s governing documents, or any other agreement, any vote of the shareholders of the Company or any applicable law.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below with our management. Based on its review and discussions, the committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2011.

COMPENSATION COMMITTEE

Charles T. Akre, Jr., Chairman

T. Whit Armstrong

Robert J. Campbell

Compensation Discussion and Analysis

Executive Summary

In 2011, the Company continued to execute on its strategy in a challenging economic environment. We increased net book value per share — which we have identified as our primary corporate objective — by $11.29 per fully diluted share to $82.97, an increase of 15.8%. This increase was driven primarily by 2011 net earnings and the investment by affiliates of Goldman Sachs of approximately $292 million. While 2011 net earnings decreased by approximately 11.7% from record levels in 2010, the year was highlighted by our acquisition of Clarendon National Insurance Company, which was our largest acquisition to date, as well as our acquisition of four other companies and two portfolios of insurance and reinsurance businesses in run-off.

Based on these results, the Compensation Committee made the following key compensation decisions with respect to the 2011 performance year:

•

Incentive bonuses to each executive officer decreased by 11%, in line with the 11% overall decrease in the bonus pool (which is funded based on our net after-tax profits), demonstrating the alignment of pay and performance within our annual incentive program.

•	Base salaries for 2012 remained flat, with no increases awarded from 2011 levels, primarily in recognition of the decrease in the Company’s 2011 earnings and the Company’s focus on expenses.

Objectives of our Executive Compensation Program

Our Compensation Committee is responsible for establishing the philosophy and objectives of our compensation programs, designing and administering the various elements of our compensation programs and assessing the performance of our executive officers in making compensatory determinations and assessing the effectiveness of our compensation programs in achieving their objectives. The committee is comprised of three independent directors.

We are a rapidly growing company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting the long-term value of our company. Therefore, our goal is to maintain an executive compensation program that will:

•	induce performance consistent with clearly defined corporate objectives,

•	align our executives’ long-term interests with those of our shareholders,

•	fairly compensate our executives, and

•	retain and attract qualified executives who are able to contribute to our long-term success.

We have specifically identified growth in our net book value per share as our primary corporate objective. We believe growth in our net book value is driven primarily by growth in our net earnings, which is in turn driven in large part by successfully completing new acquisitions and effectively managing companies and portfolios of business that we previously acquired. We have not identified specific metrics or targets against which we measure the performance of our executive officers, because we believe the structure of our bonus plan, as described below, induces performance consistent with our corporate objectives and aligns our executives’ long-term interests with those of our shareholders.

In 2011, we successfully grew our net book value per share from $71.68 at the end of 2010 to $82.97 at the end of 2011. However, net earnings attributable to the Company in 2011 decreased by approximately 11.7% to $153.7 million, as compared to $174.1 million in 2010. As discussed in more detail below, the decrease in net earnings resulted in decreased bonuses paid to executive officers under our 2011-2015 Annual Incentive Compensation Program (the “Annual Incentive Plan”) compared to 2010. The decreased bonuses were principally due to the overall bonus pool being smaller ($26.7 million in 2011, compared to $30.7 million in 2010) because of the decrease in our net after-tax profits before bonus expense ($177.9 million for the year ended December 31, 2011, compared to $204.8 million for the year ended December 31, 2010).

Results of Shareholder Vote on Compensation

At our 2011 annual general meeting, our shareholders approved the compensation of our named executive officers with 84.8% of the total votes cast in favor of our executive compensation. The Compensation Committee reviewed the voting results, and the Committee considered the very positive shareholder reaction as a factor in deciding to maintain the current compensation program in 2012. Shareholders also overwhelmingly supported the Board’s recommendation in last year’s proxy statement that future shareholder votes on executive compensation be held on an annual basis, and accordingly, the Compensation Committee will consider the outcome of the Company’s shareholder executive compensation votes when making future compensation decisions for the named executive officers each year.

Role of Executive Officers and Compensation Consultants

The Compensation Committee makes compensation determinations for all of the named executive officers. As part of the determination process, Mr. Silvester, our CEO, assesses the Company’s overall performance and the individual contribution of each member of the executive leadership team. On an annual basis, he reviews the prior year’s compensation and presents recommendations to the Compensation Committee for salary and bonus awards for each named executive officer. The committee discusses these recommendations with Mr. Silvester and then meets in executive session to evaluate the recommendations, review the performance of all of the named executive officers, discuss CEO compensation, and make final compensation decisions.

Our CEO and CFO also support the Compensation Committee in its work by providing information relating to our financial results and plans, performance assessments of our executive officers, and other personnel-related data. Mr. Harris, our CFO, regularly attends portions of the meetings of our Compensation Committee in connection with performing these functions.

The committee has the authority under its charter to retain independent compensation consultants or other outside advisors. The Compensation Committee did not engage any advisors in 2011. During 2010, the committee had utilized compensation consultants for the first time, engaging two consultants at different points in the year who performed analyses regarding competitive conditions, base salaries, and the structure of the Annual Incentive Plan.

Principal Elements of Executive Compensation

Our executive compensation program currently consists of three components: base salaries, annual incentive compensation and long-term incentive compensation. There is no pre-established policy or target for the allocation of these components. Rather, the structure of our Annual Incentive Plan tends to dictate what percentage of our executives’ annual compensation is derived from their bonuses as opposed to their base salaries and the value of their perquisites. The Compensation Committee considers all compensation components in total when evaluating and making decisions with respect to each individual component.

In the third quarter of 2010, the Compensation Committee engaged Towers Watson as its compensation consultant to provide an independent review of our overall compensation arrangements for our executive officers and certain non-executive senior managers compared to the then most recently available compensation data (which was 2009 data) for other publicly-traded Bermuda companies in the insurance and reinsurance industry. Towers Watson also reviewed our 2006-2010 Annual Incentive Compensation Program (the “2006-2010 Annual Incentive Plan”), which was scheduled to expire in December 2010.

The companies included in the peer group considered by Towers Watson included Allied World Assurance Company Holdings Limited, Argo Group International Holdings Ltd., Aspen Insurance Holdings Ltd., Assured Guaranty Ltd., AXIS Capital Holdings Ltd., CRM Holdings, Ltd., EMC Insurance Group Inc., Endurance Specialty Holdings Ltd., Hilltop Holdings Inc., Maiden Holdings, Ltd., Max Capital Group Ltd. (now Alterra Capital Holdings Limited), Mercer Insurance Group, Inc., Montpelier Re Holdings Ltd., NYMAGIC, Inc., Platinum Underwriters Holdings Ltd., RenaissanceRe Holdings Ltd. and RLI Corp. (collectively, the “TW Peer Group”). Towers Watson also updated peer compensation data provided in February 2010 by PricewaterhouseCoopers LLP (the “PWC Peer Group”) by providing more current compensation information for those companies. The PWC Peer Group included many of the companies in the TW Peer Group, as well as Arch Capital Group Ltd., Everest Re Group Ltd., PartnerRe Limited and White Mountains Insurance Group Ltd.

In November 2010, Towers Watson provided an analysis to the Compensation Committee that included a review of our overall compensation arrangements for our executive officers and certain non-executive senior managers, a review of the 2006-2010 Annual Incentive Plan, and recommendations for the implementation of a new annual incentive plan to replace the 2006-2010 Annual Incentive Plan. The analysis of compensation arrangements included a review of total compensation of executives and certain non-executive senior managers at the TW Peer Group companies and a comparison of the total compensation of our CEO, CFO, Executive Vice Presidents and certain non-executive senior managers to similar positions at the companies in the TW Peer Group and the PWC Peer Group.

In reviewing compensation for 2011 to determine whether we were meeting our goal of providing competitive compensation that will attract and retain qualified executives, the committee considered the Towers Watson report. The committee reviewed the compensation paid by the peer group companies for informational and overall comparison purposes. There was no target percentile or precise position in which we aimed to fall other than to generally be competitive with the compensation we offer our executives.

Base Salaries

The salaries of our CEO and our other executive officers are generally established based on the scope of the executives’ responsibilities, taking into account what the Compensation Committee believes to be competitive market compensation for similar positions based on the results of analyses performed by its compensation consultants (if any) and publicly available, as well as anecdotal, information available to the committee. Our goal is to provide base salary levels that are consistent with levels necessary to achieve our compensation objectives of fairly compensating our executives and retaining and attracting qualified executives who are able to contribute to our long-term success. We believe this is accomplished by maintaining compensation competitive with the market. We believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers. Due to the competitive market for highly qualified employees in our industry and our geographic locations, we may choose to set our cash compensation levels at the higher end of the market in the future.

Any base salary adjustments are generally based on competitive conditions, market increases in salaries, individual performance, our overall financial results, estimates of the cost of living and changes in job duties and responsibilities. Pursuant to the employment agreements we have with our CEO and our other executive officers, base salaries are also subject to cost-of-living adjustments, which provide that an increase in an executive officer’s base salary with respect to each subsequent year may not be less than the product of the executive officer’s base salary multiplied by the annual percentage increase in the retail price index for the United States, as reported in the most recent report of the U.S. Department of Labor for the preceding year. Once increased, the executive officer’s annual salary cannot be decreased without his written consent.

After considering the Towers Watson analysis discussed above, the Compensation Committee increased base salaries for 2011 by 7.1% for Mr. Silvester and by 5.0% for Messrs. O’Shea, Packer and Harris, plus, for all executive officers, an amount equal to the annual housing allowance, which was eliminated as a perquisite, primarily to reflect what the committee believed were appropriate cost-of-living adjustments. The Compensation Committee also considered then-current market conditions and determined that a greater increase was not warranted. Effective January 1, 2011, annual base salaries were as follows: (i) Mr. Silvester, $2,102,000 (increased from $1,866,667); and (ii) Messrs. O’Shea, Packer and Harris, $1,152,000 (increased from $1,000,000).

For 2012, the Compensation Committee maintained salaries at their 2011 levels, both because the committee believed that the increases in 2010 and 2011 had already brought base salaries more appropriately in line with competitive practice, and in furtherance of the enterprise-wide focus on expenses.

Annual Incentive Compensation

Our 2006-2010 Annual Incentive Plan expired in December 2010. As part of its review of our compensation practices, Towers Watson reviewed the 2006-2010 Annual Incentive Plan and recommended that the essential structure of the bonus plan should be maintained. Based in large part on the analysis provided by Towers Watson, in February 2011, the Compensation Committee adopted the Annual Incentive Plan, which is substantially similar to the 2006-2010 Annual Incentive Plan. The purpose of the Annual Incentive Plan is to set aside 15% of our net after-tax profits to be allocated among our executive officers and employees. The Annual Incentive Plan is designed to reward performance that is consistent with our primary corporate objective of increasing our net book value per share through growth in our net earnings. The percentage of net after-tax profits comprising the bonus pool will be 15% unless the Compensation Committee exercises its discretion to decrease or increase the percentage no later than 30 days after the last day of the year.

The allocation of the Annual Incentive Plan pool among our executive officers and the other participants in the plan is the responsibility of the Compensation Committee and is based on individual performance, as determined by the Compensation Committee with significant input from our CEO. After the year ended December 31, 2011, our CEO assessed the individual contribution of each member of our executive team and made a recommendation to the Compensation Committee as to the allocation of bonuses out of the bonus pool. While the bonus pool is quantified as 15% of our net after-tax profits, there are no quantitative performance objectives for the recommendation as to individual allocations, nor are specific goals or targets for the executive team established in advance.

The factors considered in evaluating individual performance traditionally have been the executive’s contribution to our operating results, including the performance of the areas over which each executive has primary responsibility. The allocations are discretionary and driven by the opinion of both the CEO and the Compensation Committee as to how each executive officer performed when looking back on the year. Because the bonus pool is a fixed amount determined by a pre-established financial metric, we allow for a subjective judgment in allocating the pool to the individuals. No pre-determined criteria are established or utilized to support that judgment. The Compensation Committee bases its opinion on its retrospective view of the executive’s overall contribution during the year. As discussed under “Long-Term Incentive Compensation”, the Compensation Committee decided, as it had in the past, to permit our executive officers to choose whether to receive their 2011 bonuses under the 2006-2010 Annual Incentive Plan in cash or ordinary shares, adjusted as necessary for fractional shares. For the year ended December 31, 2011, we awarded Mr. Silvester a total bonus of $2,450,000 and each of Messrs. O’Shea, Packer and Harris a total bonus of $2,000,000. Each recipient elected to receive his bonus in cash.

The Committee decreased bonuses paid to executive officers under the 2006-2010 Annual Incentive Plan compared to last year. This was principally due to the overall bonus pool being smaller ($26.7 million in 2011, compared to $30.7 million in 2010) because of the decrease in our net after-tax profits before bonus expense ($177.9 million for the year ended December 31, 2011, compared to $204.8 million for the year ended December 31, 2010). The CEO and Compensation Committee have historically agreed that Mr. Silvester be paid a higher bonus in recognition of his efforts as CEO and that equal bonuses be paid to each other executive officer under the 2006-2010 Annual Incentive Plan based on the CEO’s assessment that all contributed equally, and as a reward and incentive for continued cohesiveness and teamwork. The Compensation Committee agreed with the

CEO’s recommendation that each other current executive officer receive an equal share of the bonus pool as each contributed equally to our performance and each was instrumental in the operating results achieved. The Compensation Committee has approved these equal bonuses to Messrs. O’Shea, Packer and Harris because it determined that doing so promotes accord and a willingness to strive for favorable results in the area over which each executive has primary responsibility.

In making compensation decisions, the Compensation Committee has evaluated the Annual Incentive Plan and believes that it is properly aligned with the Company’s performance as a whole and does not provide incentives for our employees to take inappropriate or excessive risks in any particular year to the detriment of our long-term success, as any such detriment would negatively affect the amount of the bonus payments in future years. With each executive having meaningful equity holdings in the Company, the executives’ interests are aligned with achieving the Company’s long-term objectives, which also discourages inappropriate or excessive risks. Furthermore, the committee believes that at the present time the bonus structure addresses current market conditions, because the measure of net after-tax profits encompasses all aspects of our performance, including, among many other factors, market-sensitive areas such as the performance of our investment portfolio.

Long-Term Incentive Compensation

We have established the 2006 Equity Incentive Plan (the “Equity Incentive Plan”) to provide our employees long-term incentive compensation in the form of share ownership, which we believe furthers our objective of aligning the interests of management and the other participants in the plan with the interests of our shareholders. The Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee currently expects that the majority of shares available for issuance under the Equity Incentive Plan will be used for the purpose of granting bonus shares, which may be issued in lieu of all or a portion of the cash bonus payments under the Annual Incentive Plan. The committee’s decision to permit our executive officers to choose whether to receive their 2011 bonuses under the 2006-2010 Annual Incentive Plan in cash or ordinary shares reflected the fact that the executives held meaningful shareholding positions, which, at present, the committee felt were sufficient to drive long-term performance and alignment with shareholder interests. With those factors, the committee believed it was appropriate to allow the executives to select the form of payment of their 2011 awards.

The Equity Incentive Plan provides the Compensation Committee with the flexibility to make other awards at various times and in varying amounts in its discretion and where particular circumstances warrant. In February 2011, the Compensation Committee granted 50,000 restricted shares to Mr. Harris under the Equity Incentive Plan in recognition of his efforts with respect to our finance and capital raising activities (specifically, the three-year $115 million term loan provided by Barclays in December 2010 and the approximately $292 million investment by affiliates of Goldman Sachs, which closed in April and December 2011) and our overall performance. These shares vest in four equal annual installments, with the first 12,500 having vested in February 2012 and the last scheduled to vest in February 2016.

Perquisites

Our executive officers participate in the same group insurance and employee benefit plans, including medical and dental insurance, long-term disability insurance and life insurance, on the same basis as our other salaried employees. In addition, our executive officers receive certain other benefits that are described below under “Executive Compensation Tables — Additional Benefits.”

Executive Employment Agreements

Compensation of our named executive officers is governed in part by the employment agreements we have in place with each of Messrs. Silvester, O’Shea, Packer, and Harris. The employment agreements originated with our 2007 merger with The Enstar Group, Inc. The agreements were a key part of the transaction, in recognition of the significance of securing the executive team for a number of years, which was deemed fundamental to the future success of the Company following the merger. The agreements were also designed to continue to motivate the executives by providing competitive compensation, while promoting a sense of security for the team as the Company entered into its next stage.

As the initial five-year term of the 2007 employment agreements came to end, the Compensation Committee re-assessed the agreements, and decided to ask each executive to agree to an extension for an additional five-year term. In reviewing the original objectives of the contracts, the Committee determined that the management team, which consists of the three co-founders of the Company and the Chief Financial Officer (who has served in that role with the Company since 2003), remains essential to the Company’s success, as demonstrated by the substantial growth and success of Enstar both over the long term and in recent years. The Compensation Committee believed that securing the executive leadership team for an additional five-year term, and re-establishing protective covenants for the Company regarding non-competition, non-solicitation, and confidentiality, were of key importance to Enstar. In addition, it was the committee’s judgment that renewing the agreements would continue to motivate the executives and promote their sustained level of high performance, and further was in line with the overall objectives of our executive compensation programs. See “Executive Compensation Tables — Employment Agreements with Executive Officers” below for a summary of these employment agreements.

Post-Termination Protection and Change in Control

Our employment agreements with Messrs. Silvester, O’Shea, Packer and Harris each provide for accelerated vesting of equity in the event that we are subject to a change in control and the executive officer’s employment terminates for specified reasons. See “Executive Compensation Tables — Employment Agreements with Executive Officers” below for a summary of these employment agreements. The terms of each employment agreement reflect arm’s length negotiations between us and the executive officer. In addition, our Equity Incentive Plan and our Annual Incentive Plan provide that our executive officers receive certain benefits upon a change in control. These benefits are described below in “Executive Compensation Tables — Potential Payments Upon Termination or Change in Control.” The basis for the change in control provisions in both the employment agreements and the incentive plans is that they were consistent with customary industry practice and competitive in the marketplace at the time they were entered into or established.

Hedging Prohibition and Share Ownership Guidelines

Under our Code of Conduct, our employees, officers, and directors are prohibited from engaging in any hedging or monetization transactions involving Enstar securities, such as zero-cost collars and forward sale contracts, and are also prohibited from trading in derivatives of an Enstar security, such as exchange-traded put or call options and forward transactions. We currently do not require our directors or executive officers to own a particular amount of our ordinary shares. The Compensation Committee is satisfied that the equity holdings among our executive officers — currently our executive officers beneficially own in aggregate approximately 19.2% of our shares outstanding — are sufficient at this time to provide motivation and to align this group’s interests with the interests of our shareholders without formal share ownership guidelines.

Financial Restatements

The Compensation Committee has not adopted a policy with respect to whether we will make retroactive adjustments to any cash- or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement, although, as a publicly traded company, the mandates of the Sarbanes-Oxley Act requiring clawback of compensation under specified circumstances would apply to us. Our Compensation Committee believes that this issue is best addressed if the need actually arises, when all of the facts regarding the restatement are known. Once final rules are released regarding clawback requirements under the Dodd-Frank Act, the Company intends to review the rules and consider adoption of responsive policies.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct from our U.S. source income in any one year with respect to certain of our executive officers. As a Bermuda-based company with limited U.S. source income, this limitation has not historically impacted our decisions regarding executive compensation.

We account for equity compensation paid to our employees based on the guidance of the Share-Based Payment topic of the Financial Accounting Standards Board Accounting Standards Codification, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Conclusion

The Compensation Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns our executive officers’ interests with those of our shareholders. The Compensation Committee also believes that the compensation of our executives is both appropriate and responsive to the goal of improving shareholder value through growth in our net book value per share.

Executive Compensation Tables

Summary Compensation Table

The following table sets forth compensation earned in 2011, 2010 and 2009 by our CEO, our CFO and the two other executive officers who were serving as of December 31, 2011. These individuals are sometimes referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Dominic F. Silvester	2011	$2,102,000	$2,450,000		$—	$552,125	(2)	$5,104,125
Chief Executive Officer	2010	$1,589,000	$2,750,000		$—	$443,715		$4,782,715
	2009	$747,000	$1,500,026		$499,974	$274,475		$3,021,475

Richard J. Harris	2011	$1,152,000	$2,000,000		$4,050,000	$152,406	(3)	$7,354,406
Chief Financial Officer	2010	$880,725	$2,250,000	(4)	$—	$222,529		$3,353,254
	2009	$516,675	$1,500,026		$499,974	$171,873		$2,688,548

Paul J. O’Shea	2011	$1,152,000	$2,000,000		$—	$152,406	(3)	$3,304,406
Executive Vice President, Joint Chief Operating Officer and Director	2010	$896,475	$2,250,000		$—	$224,104		$3,370,579
	2009	$578,925	$1,500,026		$499,974	$178,098		$2,757,023

Nicholas A. Packer	2011	$1,152,000	$2,000,000		$—	$152,406	(3)	$3,304,406
Executive Vice President and Joint Chief Operating Officer	2010	$896,475	$2,250,000		$—	$224,104		$3,370,579
	2009	$578,925	$1,500,026		$499,974	$178,098		$2,757,023

(1)

For 2011, represents the aggregate grant date fair value of 50,000 restricted shares granted to Mr. Harris by the Compensation Committee under the Equity Incentive Plan in recognition of his efforts with respect to our capital raising activities and our overall performance. These restricted shares vest in four equal annual installments, with the first 12,500 having vested in February 2012 and the last scheduled to vest in February 2015. The aggregate grant date fair value shown represents the number of shares multiplied by the closing price of our ordinary shares on the grant date of February 23, 2011.

For 2009, represents bonus shares awarded in March 2010 pursuant to the 2006-2010 Annual Incentive Plan and issued pursuant to the Equity Incentive Plan as follows: Mr. Silvester, 7,331 shares; Mr. O’Shea, 7,331 shares; Mr. Packer, 7,331 shares; and Mr. Harris, 7,331 shares. The shares were immediately vested. The aggregate grant date fair values shown represent the number of shares multiplied by the closing price of our ordinary shares on the grant date.

(2)

Represents amounts attributable to Mr. Silvester for use of an Enstar employee for personal financial planning, accounting and administrative matters ($191,628), reimbursement under Mr. Silvester’s employment agreement for one trip for his family to/from Bermuda each year ($29,472), additional family flights to Bermuda ($83,619), cash payment in lieu of retirement benefit contribution ($210,200) and payroll and social insurance tax gross-ups ($37,206).

(3)	Represents cash payment in lieu of retirement benefit contribution ($115,200) and payroll and social insurance tax gross-ups ($37,206).

(4)

In 2010, Mr. Harris elected to receive $1,687,500, or 75% of his total bonus, in cash, and $562,500, or 25% of his total bonus, in ordinary shares. The shares were immediately vested. The bonus shares, which were distributed to Mr. Harris during 2011, are included in the Grants of Plan-Based Awards in 2011 table below.

Grants of Plan-Based Awards in 2011

The following table provides information regarding plan-based awards granted during 2011.

Name	Grant Date(1)	Award Date(2)	All Other Stock Awards: Number of Shares of Stock of Units (#)		Grant Date Fair Value of Stock and Option Awards
Dominic F. Silvester	—	—	—		$—
Richard J. Harris	February 23, 2011	February 23, 2011	50,000	(3)	$4,050,000	(4)
	March 11, 2011	February 23, 2011	6,259	(5)	562,496	(6)
Paul J. O’Shea	—	—	—		$—
Nicholas A. Packer	—	—	—		$—

(1)	Date of issuance of shares.

(2)	Date award was approved by the Compensation Committee.

(3)

Represents restricted shares granted pursuant to our Equity Incentive Plan. The shares vest in four equal annual installments, with the first 12,500 having vested in February 2012 and the last scheduled to vest in February 2015.

(4)	Based on the closing price of our ordinary shares on February 23, 2011, which was $81.00.

(5)

Represents the bonus shares awarded during 2011 with respect to Mr. Harris’ 2010 annual incentive bonus, which he elected to be paid 25% in ordinary shares pursuant to our Equity Incentive Plan. The shares were immediately vested on the grant date.

(6)	Based on the closing price of our ordinary shares on March 11, 2011, which was $89.87.

Employment Agreements with Executive Officers

We have employment agreements with Messrs. Silvester, O’Shea, Packer and Harris, originally effective as of May 1, 2007. In April 2012, we and Messrs. Silvester, O’Shea, Packer and Harris agreed to extend the employment agreements for additional five-year terms ending December 31, 2016.

Dominic F. Silvester

Pursuant to his employment agreement, Mr. Silvester serves as our CEO. After the current five-year term ends, the agreement will renew automatically for additional one-year periods unless either party gives 120 days’ prior written notice to terminate the agreement.

Under the employment agreement, Mr. Silvester is entitled to an annual base salary of $2,102,000 and is eligible for incentive compensation under our incentive compensation programs. Mr. Silvester is also entitled to certain employee benefits, including (i) a life insurance policy in the amount of five times his base salary, (ii) medical and dental insurance for Mr. Silvester, his spouse and any dependents, (iii) long-term disability insurance, (iv) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution, and (v) reimbursement for one trip for his family to/from Bermuda each year. To the extent required, the amount of these benefits paid to Mr. Silvester for the years ended December 31, 2011, 2010 and 2009 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Silvester’s employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of the employment agreement, if Mr. Silvester fails to remain employed through the current five-year term (except in the event his employment is terminated by us without cause or by Mr. Silvester with good reason), he has agreed not to compete with us for an eighteen-month period following the date employment ceases.

Richard J. Harris

Pursuant to his employment agreement, Mr. Harris serves as our CFO. After the current five-year term ends, the agreement will renew automatically for additional one-year periods unless either party gives 120 days’ prior written notice to terminate the agreement.

Under the employment agreement, Mr. Harris is entitled to an annual base salary of $1,152,000 and is eligible for incentive compensation under our incentive compensation programs. Mr. Harris is also entitled to certain employee benefits, including (i) a life insurance policy in the amount of five times his base salary, (ii) medical and dental insurance for Mr. Harris, his spouse, and any dependents, (iii) long-term disability insurance, and (iv) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution. To the extent required, the amount of these benefits paid to Mr. Harris for the years ended December 31, 2011, 2010 and 2009 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Harris’ employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, if Mr. Harris fails to remain employed through the current five-year term (except in the event his employment is terminated by us without cause or by Mr. Harris with good reason), he has agreed not to compete with us for an eighteen-month period following the date employment ceases.

Paul J. O’Shea

Pursuant to his employment agreement, Mr. O’Shea serves as one of our Executive Vice Presidents. After the current five-year term ends, the agreement will renew automatically for additional one-year periods unless either party gives 120 days’ prior written notice to terminate the agreement.

Under the employment agreement, Mr. O’Shea is entitled to an annual base salary of $1,152,000 and is eligible for incentive compensation under our incentive compensation programs. Mr. O’Shea is also entitled to certain employee benefits, including (i) a life insurance policy in the amount of five times his base salary, (ii) medical and dental insurance for Mr. O’Shea, his spouse and any dependents, (iii) long-term disability insurance, and (iv) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution. To the extent required, the amount of these benefits paid to Mr. O’Shea for the years ended December 31, 2011, 2010 and 2009 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. O’Shea’s employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, if Mr. O’Shea fails to remain employed through the current five-year term (except in the event his employment is terminated by us without cause or by Mr. O’Shea with good reason), he has agreed not to compete with us for an eighteen-month period following the date employment ceases.

Nicholas A. Packer

Pursuant to his employment agreement, Mr. Packer serves as one of our Executive Vice Presidents. After the current five-year term ends, the agreement will renew automatically for additional one-year periods unless either party gives 120 days’ prior written notice to terminate the agreement.

Under the employment agreement, Mr. Packer is entitled to an annual base salary of $1,152,000 and is eligible for incentive compensation under our incentive compensation programs. Mr. Packer is also entitled to certain employee benefits, including (i) a life insurance policy in the amount of five times his base salary, (ii) medical and dental insurance for Mr. Packer, his spouse, and any dependents, (iii) long-term disability insurance, (iv) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution, and (v) reimbursement for one trip for his family to/from Bermuda each year. To the extent required, the amount of these benefits paid to Mr. Packer for the years ended December 31, 2011, 2010 and 2009 is reflected in the

“All Other Compensation” column of the Summary Compensation Table above. Mr. Packer’s employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, if Mr. Packer fails to remain employed through the current five-year term (except in the event his employment is terminated by us without cause or by Mr. Packer with good reason), he has agreed not to compete with us for an eighteen-month period following the date employment ceases.

2006 Enstar Group Limited Equity Incentive Plan

On September 15, 2006, the Board and shareholders adopted the Equity Incentive Plan, which reserved 1,200,000 ordinary shares for issuance pursuant to awards granted under the Equity Incentive Plan. The Equity Incentive Plan provides that awards may be granted to participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may provide: (i) incentive stock options (“ISOs”), (ii) nonstatutory stock options (“NSOs”), (iii) stock appreciation rights (“SARs”), (iv) restricted share awards, (v) restricted share units (“RSUs”), (vi) bonus shares and (vii) dividend equivalents. The maximum aggregate number of ordinary shares subject to each of the following types of awards granted to an employee during any year under the plan is 120,000 shares: options, SARs, restricted share awards and RSUs with performance-based vesting criteria. In addition, the aggregate number of bonus shares granted to an employee under the plan may not exceed 120,000. The Compensation Committee has broad authority to administer the plan, including the authority to select plan participants, determine when awards will be made, determine the type and amount of awards, determine any limitations, restrictions or conditions applicable to each award, and determine the terms of any agreement or other document that evidences an award.

Enstar Group Limited 2011-2015 Annual Incentive Compensation Program

On February 23, 2011, the Board adopted the Annual Incentive Plan. The purpose of the Annual Incentive Plan, which is administered by the Compensation Committee, is to motivate certain officers, directors and employees of the Company and its subsidiaries to grow our profitability, which we believe primarily drives growth in our net book value in furtherance of our primary corporate objective. The Annual Incentive Plan provides for the annual grant of bonus compensation (a “bonus award”) to certain officers and employees of the Company and its subsidiaries, including our senior executive officers. The aggregate amount available for bonus awards for each year from 2011 through 2015 will be determined by the Compensation Committee based on a percentage of our consolidated net after-tax profits (before bonus expense). The percentage will be 15% unless the Compensation Committee exercises its discretion to decrease or increase the percentage no later than 30 days after the last day of the year. The Compensation Committee determines, at its sole discretion, the amount of the bonus award paid to each participant. For the year ended December 31, 2011, the aggregate amount available for bonus awards under the Annual Incentive Plan was $26.7 million, or 15% of our net after-tax profits before bonus expense.

Bonus awards are payable in cash, ordinary shares or a combination of both. Ordinary shares issued in connection with a bonus award will be issued pursuant to the terms and subject to the conditions of the Equity Incentive Plan.

In March 2012, the Compensation Committee granted bonus awards to participants in the Annual Incentive Plan in recognition of services performed during 2011. The named executive officers had the option to choose to receive the awards in cash or fully-vested bonus shares granted pursuant to the Equity Incentive Plan. Mr. Silvester was awarded $2,450,000 and Messrs. Harris, O’Shea and Packer were each awarded $2,000,000. Each named executive officer elected to receive his award in cash. The Compensation Committee made bonus determinations under the Annual Incentive Plan at its meeting on February 21, 2012.

Enstar Group Limited 2006-2010 Annual Incentive Compensation Program

Prior to the adoption of the Annual Incentive Plan, we had in place a substantially similar plan, the 2006-2010 Annual Incentive Plan. For the year ended December 31, 2010, the aggregate amount available for bonus awards under the 2006-2010 Annual Incentive Plan was $30.7 million, respectively, or 15% of our net after-tax profits before bonus expense.

In March 2011, the Compensation Committee granted bonus awards to participants in the 2006-2010 Annual Incentive Plan in recognition of services performed during 2010. The named executive officers had the option to choose to receive the awards in cash or fully-vested bonus shares granted pursuant to the Equity Incentive Plan. Mr. Silvester was awarded $2,750,000 and Messrs. Harris, O’Shea and Packer were each awarded $2,250,000. Messrs. Silvester, O’Shea and Packer elected to receive the total award in cash, and Mr. Harris elected to receive 75% of his award in cash and 25% in bonus shares. The Compensation Committee made bonus determinations under the 2006-2010 Annual Incentive Plan at its meeting on February 23, 2011, and further determined that the bonus shares would be awarded on the fifth day following the release of our Annual Report on Form 10-K for the year ended December 31, 2010. The choice of this date is consistent with the committee’s past practice and the committee’s desire to use a market price that reflects the impact of the information contained in our Annual Report. The closing price of our ordinary shares on the Nasdaq Global Select Market for grant date of the award, March 11, 2011, $89.87, was used to determine the overall number of shares awarded to Mr. Harris under the Equity Incentive Plan.

Retirement Benefits

We maintain retirement plans and programs for our employees in Bermuda, Australia, the United Kingdom and the United States. We do not maintain a formal retirement plan for those Bermuda employees who are work permit holders. Instead, we pay out on an annual basis to employees, including each of Messrs. Silvester, O’Shea, Packer and Harris, an amount equal to 10% of their base salaries in lieu of a retirement benefit contribution. The amounts paid to Messrs. Silvester, O’Shea, Packer and Harris are included in the amounts shown in the “All Other Compensation” column of the Summary Compensation Table above.

Under the Australian Superannuation Guarantee Act (“the Act”), our Australia subsidiaries must pay superannuation contributions into a complying superannuation fund in an amount equal to the current mandated minimum of 9% of ordinary time earnings as defined by the Act. We currently contribute in excess of the guarantee amount by paying contributions at the 10% level. Additionally, the employee may make personal contributions to their superannuation fund depending on individual circumstances. The superannuation contributions are paid into a fund chosen by the employee with their desired superannuation manager. The plan is fully portable should the employee cease to be employed by us. None of our named executive officers participates in this plan.

Our United Kingdom subsidiaries operate a Group Personal Pension Plan with a United Kingdom life assurance company into which we contribute monthly an amount equal to 10% of the employees’ base pre-tax salary. In addition, the employee may make personal contributions to the plan. The plan is a defined contribution plan and remains the property of the employee who has discretion over investment choices within his individual plan. The plan is fully portable should the employee cease to be employed by us. None of our named executive officers participates in this plan.

In the United States, Enstar (U.S.) Inc. maintains a 401(k) & Savings Plan, under which employees may contribute a portion of their earnings on a tax-deferred basis and we may make matching contributions. We may also make profit sharing contributions on a discretionary basis. None of our named executive officers participates in this plan.

Additional Benefits

The Bermudian government imposes payroll taxes and social insurance taxes as a percentage of the employee’s salary, a portion of which is the employer’s responsibility and a portion of which may be charged to the employee. We pay the employee’s share of these taxes for all of our employees in Bermuda, including executive officers. This amount is included in the “All Other Compensation” column of the Summary Compensation Table above for all of our named executive officers subject to these taxes.

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards held by the named executive officers at December 31, 2011.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Dominic F. Silvester	—	—	—	—		—
Richard J. Harris	—	—	—	50,000	(1)	$4,910,000
Paul J. O’Shea	—	—	—	—		—
Nicholas A. Packer	—	—	—	—		—

(1)	The shares vest in four equal annual installments. 12,500 vested in February 2012 and the last is scheduled to vest in February 2015.

Option Exercises and Stock Vested during 2011 Fiscal Year

None of the named executive officers exercised options or had stock awards vest in 2011.

Potential Payments upon Termination or Change in Control

This section describes payments that would be made to our named executive officers upon a change in control of the Company or following termination of employment. In the first part of this section, we describe benefits under general plans that apply to any executive officer participating in those plans. We then describe specific benefits to which each named executive officer is entitled, along with estimated amounts of benefits assuming termination for specified reasons as of December 30, 2011, the last business day of the year.

2006 Equity Incentive Plan

We maintain the Equity Incentive Plan, as described above. Under the Equity Incentive Plan, upon the occurrence of a change in control, executive officers receive the following benefits:

•	each option and stock appreciation right then outstanding becomes immediately exercisable, and remains exercisable throughout its entire term, unless exercised, cashed out or replaced;

•	forfeiture provisions and transfer restrictions with respect to restricted shares and restricted share units immediately lapse; and

•

any target performance goals or payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance units and performance shares are deemed to have been fully attained.

In addition, options granted under the Equity Incentive Plan generally vest fully upon an executive officer’s retirement, death or disability. Upon termination of employment due to retirement, death or disability, an optionee has either one year or until the expiration date of the options (whichever occurs first) to exercise any vested options. Optionees generally have either three months or until the expiration date of the options (whichever occurs first) to exercise their options upon any other termination of employment other than termination for cause, in which case all options terminate immediately. In addition, the Compensation Committee may require an optionee to disgorge any profit, gain or other benefit received in respect of the exercise of any awards for a period of up to 12 months prior to optionee’s termination for cause. Forfeiture provisions and transfer restrictions with respect to restricted shares granted under the Equity Incentive Plan generally lapse upon an executive officer’s death or disability. Upon any other termination of employment other than termination for cause, in which case all restricted shares are forfeited immediately, any restricted shares subject to transfer restrictions as of the date of termination are forfeited immediately. In addition, the Compensation Committee may require a grantee of restricted shares to disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of restricted shares for a period of up to 12 months prior to grantee’s termination for cause. Retirement is defined under the Equity Incentive Plan as termination of employment after attainment of age 65 and completion of a period of service as the Compensation Committee shall determine from time to time. Disability is defined as within the meaning of Section 22(e)(3) of the Internal Revenue Code.

Under the Equity Incentive Plan, a “change in control” occurs if:

•

a person, entity or “group” (other than the Company, its subsidiaries, or an employee benefit plan of the Company or its subsidiaries that acquires ownership of voting securities of the Company) required to file a Schedule 13D or Schedule 14D-1 under the Exchange Act becomes the beneficial owner of 50% or more of either our then outstanding ordinary shares or the combined voting power of our outstanding voting securities entitled to vote generally in the election of directors;

•

our Board is no longer composed of a majority of individuals who were either members as of the date the Equity Incentive Plan was adopted, or whose appointment, election or nomination for election was approved by a majority of the directors then comprising the incumbent Board (other than someone who becomes a director in connection with an actual or threatened election contest);

•

our shareholders approve a reorganization, merger or consolidation by reason of which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then-outstanding voting securities entitled to vote generally in the election of directors; or

•

our shareholders approve a complete liquidation or dissolution of the Company, or the sale, transfer, lease or other disposition of all or substantially all of our assets, and such transaction is consummated.

2011-2015 Annual Incentive Compensation Program

We also maintain the Annual Incentive Plan, under which a change in control affects the measurement period for the executive officers’ bonuses under such program. The measurement period to determine bonuses for executive officers is the calendar year. However, in the event of a change in control, the measurement period begins on the first day of the calendar year and ends on the date of the change in control, thus, bonuses earned up to that date are paid out sooner than they otherwise would be. A change in control under the Annual Incentive Plan is defined to be the same as a change in control under the executive officer’s employment agreement, or if the officer does not have an employment agreement, a change in control is defined to be the same as a change in control under the Equity Incentive Plan.

Executive Officer Employment Agreements

In addition to the benefits described above, the executive officers are entitled to certain other benefits under their employment agreements upon termination of their employment. Upon termination for any reason, each is entitled to any salary, bonuses, expense reimbursement and similar amounts earned but not yet paid.

If the employment of an executive officer terminates as a result of his death, his employment agreement automatically terminates, and his designated beneficiary or legal representatives are entitled to:

•	a lump sum payment in the amount of five times of the executive officer’s base salary upon his death under the life insurance policy maintained by us;

•

for the year in which the executive officer’s employment terminates, provided that we achieve the performance goals, if any, established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he been employed by us for the full year, reduced on a pro rata basis to reflect the amount of calendar days during the year that he was employed; and

•	continued medical benefits coverage under the employment agreement for the executive officer’s spouse and dependents for a period of 36 months following his death.

Either the executive officer or we may terminate his employment agreement if the executive officer becomes disabled, by providing 30 days’ prior written notice to the other party. Under the executive officers’ employment agreements, disability means the executive officer has been materially unable to perform his duties for any reason for 120 days during any period of 150 consecutive days. If the executive officer’s employment ends because of disability, then he is entitled to:

•	medical benefits for himself for 36 months following termination;

•	his base salary for a period of 36 months (with base salary payments being offset by any payments to the executive officer under disability insurance policies paid for by us); and

•

for the year in which the executive officer’s employment terminates because of disability, provided that we achieve the performance goals, if any, established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that he would have received had he been employed by us for the full year, reduced on a pro rata basis to reflect the amount of calendar days during the year that he was employed.

If we terminate the employment agreement of an executive officer for “cause,” or if an executive officer voluntarily terminates his employment agreement with us without “good reason,” we will not be obligated to make any payments to the executive officer other than amounts that have been fully earned by, but not yet paid to, the executive officer.

Under these employment agreements, “cause” means (i) fraud or dishonesty in connection with the executive’s employment that results in a material injury to us, (ii) the executive officer’s conviction of any felony or crime involving fraud or misrepresentation, (iii) a specific material and continuing failure of the executive officer to perform his duties (other than because of death or disability) following written notice and failure by the executive officer to cure such failure within 30 days, or (iv) a specific material and continuing failure of the executive officer to follow reasonable instructions of the Board following written notice and failure by the executive officer to cure such failure within 30 days.

Under the employment agreement, “good reason” means (i) a material breach by us of our obligations under the agreement following written notice and failure by us to cure such breach within 30 days, (ii) the relocation of the executive officer’s principal business office outside of Bermuda without his consent, or (iii) any material reduction in the executive officer’s duties or authority.

If we terminate the executive officer’s employment without cause, if the executive officer terminates his employment with good reason or if we or the executive officer terminate his employment within one year after a change in control (as defined above under “Potential Payments upon Termination or Change in Control — 2006 Equity Incentive Plan”) has occurred, then the executive officer is entitled to:

•	any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of termination;

•	a lump sum amount equal to three times the executive officer’s base salary;

•	continued medical benefits coverage for the executive officer, his spouse and dependents at our expense for 36 months;

•

each outstanding equity incentive award granted to the executive officer before, on or within three years of the effective date of the employment agreement shall become immediately vested and exercisable on the date of such termination; and

•

for the year in which the executive officer’s employment terminates, provided that we achieve any performance goals established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he been employed by us for the full year.

The executive officer is also subject to non-competition restrictions and provisions prohibiting solicitation of our employees and our customers during the term of his employment, along with ongoing confidentiality and non-disparagement requirements.

The following table sets forth the termination and/or change in control benefits payable to each executive officer under their employment agreements, assuming termination of employment on December 30, 2011, the last business day of the year.

Name	Executive Voluntary Termination or Company Termination for Cause(1)	Executive Termination for Good Reason, Company Termination Without Cause, or Termination by Executive or Company Within One Year After a Change in Control		Death		Disability
Dominic F. Silvester
Base Salary	$—	$6,306,000	(2)	$—		$6,006,000	(3)
Bonus(4)	—	2,450,000		2,450,000		2,450,000
Medical Benefits(5)	—	57,840		57,840		57,840
Life Insurance	—	—		10,510,000	(6)	—

TOTAL	$—	$8,813,840		$13,017,840		$8,513,840
Richard J. Harris
Base Salary	$—	$3,456,000	(2)	$—		$3,156,000	(3)
Bonus(4)	—	2,000,000		2,000,000		2,000,000
Medical Benefits(5)	—	70,793		70,793		70,793
Life Insurance	—	—		5,760,000	(6)	—

TOTAL	$—	$5,526,793		$7,830,793		$5,226,793
Paul J. O’Shea
Base Salary	$—	$3,456,000	(2)	$—		$3,156,000	(3)
Bonus(4)	—	2,000,000		2,000,000		2,000,000
Medical Benefits(5)	—	79,325		79,325		79,325
Life Insurance	—	—		5,760,000	(6)	—

TOTAL	$—	$5,535,325		$7,839,325		$5,235,325
Nicholas A. Packer
Base Salary	$—	$3,456,000	(2)	$—		$3,156,000	(3)
Bonus(4)	—	2,000,000		2,000,000		2,000,000
Medical Benefits(5)	—	125,958		125,958		125,958
Life Insurance	—	—		5,760,000	(6)	—

TOTAL	$—	$5,581,958		$7,885,958		$5,281,958

(1)

Upon termination, the executive officer would be entitled to all amounts (including salary, bonus, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, him on the date of termination.

(2)	Lump sum payment equal to three times base salary.

(3)

In addition to amounts of base salary earned, but not yet paid, the executive officer would be entitled to receive his annual base salary for a period of 36 months, payable in accordance with our regular payroll practices, offset by any amounts payable under disability insurance policies paid for by us.

(4)	Bonus calculations are based on the bonus awarded to the executive officer under the Annual Incentive Plan for the year ended December 31, 2011, which amount was paid in cash in 2012.

(5)

Value of continued coverage under medical plans for Messrs. Silvester, O’Shea, Packer and Harris and their respective families assumes continuation of premiums paid by us as of December 30, 2011 for the maximum coverage period of 36 months.

(6)	As provided under each executive’s employment agreement, amount payable under life insurance policy maintained by us.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information regarding our equity compensation plans as of December 31, 2011.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	98,075	(1)	$40.78	(1)	951,466	(2)
Equity compensation plans not approved by security holders	23,581		$87.28		76,419	(3)

Total	121,656		$49.79		1,027,885

(1)

Excludes 14,922 restricted share units issued by the Company in connection with the Merger in exchange for 14,922 restricted stock units issued by The Enstar Group, Inc. under the EGI Plan, which was not approved by its shareholders.

(2)

Consists of ordinary shares available for future issuance under the Equity Incentive Plan (including ordinary shares issuable in connection with awards under the Annual Incentive Plan) and the Enstar Group Limited Employee Share Purchase Plan. Includes 191 ordinary shares that were granted in March 2012 as bonuses to certain of our employees pursuant to the Annual Incentive Plan and the Equity Incentive Plan.

(3)	Consists of ordinary shares available for future issuance under the Deferred Compensation Plan, which is described above in the Director Compensation section.

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the Company’s internal audit function. The Audit Committee is solely responsible for the appointment, retention and compensation of the Company’s independent registered public accounting firm. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate.

In performing its duties, the Audit Committee:

•	has reviewed the Company’s audited financial statements for the year ended December 31, 2011 and had discussions with management regarding the audited financial statements;

•

has discussed with the independent registered public accounting firm the matters required to be discussed by AU Section 380 (Communication with Audit Committees) under which such firm must provide us with additional information regarding the scope and results of its audit of the Company’s financial statements;

•

has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence; and

•	has discussed with the independent registered public accounting firm their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2011 be included in the Company’s Annual Report on Form 10-K for that year.

AUDIT COMMITTEE

Robert J. Campbell, Chairman

Charles T. Akre, Jr.

T. Whit Armstrong

PROPOSAL NO. 1 — ELECTION OF DIRECTOR

One Class III director is to be elected at the meeting to hold office until our annual general meeting in 2015. Mr. Silvester, the nominee, is currently a director and our Chief Executive Officer. His biography is available above under “Corporate Governance — Directors.”

In accordance with the resolutions adopted by our Board regarding the nomination of individuals to serve as directors of the Company, our Board nominated Mr. Silvester following the recommendation by our independent directors. Mr. Silvester has consented to serve if elected. We do not expect that Mr. Silvester will become unavailable for election as a director, but if he should become unavailable prior to the meeting, the proxies to vote for him will instead be voted for a substitute nominee recommended by our Board.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE.

PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the recommendation of the Board and the preference expressed by our shareholders at the 2011 annual general meeting, we hold an advisory vote on our executive compensation each year. Accordingly, we are asking our shareholders to cast an advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement.

The Board recognizes that executive compensation is an important matter for our shareholders. The guiding principles of our executive compensation philosophy and practice continue to be to:

•	induce performance consistent with clearly defined corporate objectives;

•	align our executives’ long-term interests with those of our shareholders;

•	fairly compensate our executives; and

•	retain and attract qualified executives who are able to contribute to our long-term success.

We have specifically identified growth in our net book value per share as our primary corporate objective. We believe growth in our net book value is driven primarily by growth in our net earnings, which is in turn driven in large part by successfully completing new acquisitions and effectively managing companies and portfolios of business that we previously acquired. In 2011, we increased net book value per share by $11.29 per fully diluted share to $82.97, an increase of 15.8%. This increase was driven primarily by 2011 net earnings and the investment by affiliates of Goldman Sachs of approximately $292 million. While 2011 net earnings decreased by approximately 11.7% from record levels in 2010, the year was highlighted by our acquisition of Clarendon National Insurance Company, which was our largest acquisition to date, as well as our acquisition of four other companies and two portfolios of insurance and reinsurance businesses in run-off.

Based on these results, the Compensation Committee made the following key compensation decisions with respect to the 2011 performance year:

•

Incentive bonuses to each executive officer decreased by 11%, in line with the 11% overall decrease in the bonus pool (which is funded based on our net after-tax profits), demonstrating the alignment of pay and performance within our annual incentive program.

•	Base salaries for 2012 remained flat, with no increases awarded from 2011 levels, primarily in recognition of the decrease in the Company’s 2011 earnings and the Company’s focus on expenses.

Before you vote, we urge you to read the Compensation Discussion and Analysis and the Executive Compensation Tables section of this proxy statement for additional details on our executive compensation, including its governance, framework, components, and the compensation decisions for our named executive officers for 2011.

As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values the opinions of our shareholders, and will, as it did last year, carefully consider the outcome of the vote when making future decisions on the compensation of our named executive officers and the Company’s executive compensation principles, policies and procedures.

We ask our shareholders to approve the compensation of our named executive officers by voting “FOR” the following resolution:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2012 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed KPMG, a Bermuda partnership (“KPMG”), as our independent registered public accounting firm for the year ending December 31, 2012. At the Annual General Meeting, shareholders will be asked to ratify this appointment and to authorize our Board, acting through the Audit Committee, to approve the fees for KPMG. The Audit Committee’s decision to appoint KPMG followed its review of our auditors and associated expenses, and its conclusion that KPMG’s fee proposal was compelling and in line with the Company’s focus on expense reduction. Representatives of KPMG are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012 AND THE AUTHORIZATION OF OUR BOARD, ACTING THROUGH THE AUDIT COMMITTEE, TO APPROVE THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Change in Independent Registered Public Accounting Firm

On April 17, 2012, the Audit Committee determined not to reappoint Deloitte & Touche Ltd., Bermuda (“Deloitte”), as the Company’s independent registered public accounting firm for the Company’s 2012 fiscal year. Deloitte served as our independent registered public accounting firm for 2010 and 2011 and will serve during the subsequent interim period through the date of the Annual General Meeting. Representatives of Deloitte are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through the date of the Audit Committee’s decision not to reappoint Deloitte, the Company had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter thereof in connection with its report on the Company’s consolidated financial statements for either year.

Deloitte’s audit report dated February 24, 2012 on the Company’s consolidated financial statements as of, and for the years ended, December 31, 2011 and 2010, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through the date of the Audit Committee’s decision not to reappoint Deloitte, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through the date of the Audit Committee’s decision not to reappoint Deloitte, neither the Company nor anyone on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the foregoing disclosure prior to filing it with the SEC and Deloitte has stated in response that it agrees with such disclosure in all respects.

Audit and Non-Audit Fees

Aggregate fees for professional services rendered to us by Deloitte and other member firms of Deloitte Touche Tohmatsu Limited for the years ended December 31, 2011 and 2010 are set forth below.

	2011	2010
Audit Fees	$6,908,317	$6,684,975
Audit-Related Fees	158,659	24,024
Tax Fees	1,491,682	901,364
All Other Fees	—	37,895

Total	$8,558,658	$7,648,258

Audit Fees for the years ended December 31, 2011 and December 31, 2010 were for professional services rendered for the audit of our annual financial statements, for the review of our quarterly financial statements, for services in connection with the audits for insurance statutory and regulatory purposes in the various jurisdictions in which we operate and for the provision of consents relating to our filings with the SEC.

Audit-Related Fees for the years ended December 31, 2011 and December 31, 2010 consisted primarily of professional services rendered for financial accounting and reporting consultations.

Tax Fees for the years ended December 31, 2011 and December 31, 2010 were for professional services rendered for tax compliance and tax consulting.

All Other Fees for the year ended December 31, 2010 were for professional services rendered for Solvency II/Enterprise Risk Management consulting. There were no fees in the All Other Fees category for the year ended December 31, 2011.

Our Audit Committee approved all of the services and related fees described above. In addition, our Audit Committee considers whether the nature or amount of non-audit services could potentially affect our independent registered public accounting firm’s independence.

Our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by its independent auditors. For the year ended December 31, 2011, the Audit Committee approved these services by its independent registered public accounting firm on an individual basis as the need arose. The Audit Committee may instead choose to pre-approve a list of specific services and categories of services, including audit, audit-related, and other services, for the upcoming or current year, subject to a specified cost level, although this was not done in 2011. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, all audit and permissible non-audit services in excess of the pre-approved cost level, whether or not such services are included on the pre-approved list of services, must be separately pre-approved by the Audit Committee chairman.

PROPOSAL NO. 4 — ELECTION OF DIRECTORS FOR OUR SUBSIDIARIES

Under our bye-laws, if we are required or entitled to vote at a general meeting of our subsidiaries, our Board must refer the subject matter of any vote regarding the appointment, removal or remuneration of directors to our shareholders and seek authority from our shareholders for our corporate representative or proxy to vote in favor of the resolutions proposed by these subsidiaries. We are submitting the election of the directors identified below for each subsidiary to our shareholders at the Annual General Meeting. Our Board will cause our corporate representative or proxy to vote the shares in these subsidiaries in the same proportion as the votes received at the meeting from our shareholders on these matters.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE SUBSIDIARY DIRECTOR NOMINEES LISTED HEREIN.

Subsidiary Director Nominees

AG Australia Holdings Limited

Richard J. Harris

Nicholas A. Packer

Steven Given

Sandra O’Sullivan

Nicholas Hall

American Concept Insurance Company

Karl J. Wall

Robert Carlson

Joseph Follis

Donald Woellner

Donna L. Stolz

John A. Dore

Steven Given

Bantry Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

David Rocke

B.H. Acquisition Limited

Richard J. Harris

Paul J. O’Shea

David Rocke

Adrian C. Kimberley

Blackrock Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

David Rocke

Bosworth Run-off Limited

Alan Turner

Ludovic de Belleval

C. Paul Thomas

Brian J. Walker

Brampton Insurance Company Limited

Max Lewis

C. Paul Thomas

Alan Turner

Steven Western

Brittany Insurance Company Ltd.

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

Capital Assurance Company Inc.

Karl J. Wall

Robert Carlson

Andrea Giannetta

James Grajewski

Donna L. Stolz

Steven Given

Capital Assurance Services Inc.

Karl J. Wall

Robert Carlson

Andrea Giannetta

James Grajewski

Donna L. Stolz

Castlewood Limited

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

Cavell Holdings Limited

C. Paul Thomas

Alan Turner

Cavell Insurance Company Limited

Ian Millar

C. Paul Thomas

Alan Turner

Chatsworth Limited

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Orla Gregory

Richard J. Harris

Church Bay Limited

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

Claremont Liability Insurance Company

Karl J. Wall

Robert Carlson

Joseph Follis

Andrea Giannetta

Donna L. Stolz

Steven Given

Donald Woellner

James Grajewski

Clarendon America Insurance Company

Karl J. Wall

Joseph Follis

Robert Carlson

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Clarendon Holdings, Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

Clarendon National Insurance Company

Karl J. Wall

Joseph Follis

Robert Carlson

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Clarendon Select Insurance Company

Karl J. Wall

Joseph Follis

Robert Carlson

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

CLIC Holdings, Inc.

Karl J. Wall

Donna L. Stolz

Robert Carlson

Cheryl D. Davis

Steven Given

Comox Holdings Ltd.

Ludovic de Belleval

Richard J. Harris

Adrian C. Kimberley

Jiro Kasahara

David Rocke

Compagnie Europeenne d’Assurances Industrielles S.A.

Nicholas A. Packer

C. Paul Thomas

Alan Turner

Constellation Reinsurance Company

Karl J. Wall

Robert Carlson

Thomas J. Balkan

Joseph Follis

Andrea Giannetta

Mark A. Kern

Raymond Rizzi

Teresa Reali

Donna L. Stolz

James Grajewski

Jay Banskota

Richard C. Ryan

Thomas Nichols

Steven Given

The Copenhagen Reinsurance Company

C. Paul Thomas

Alan Turner

The Copenhagen Reinsurance Company (UK) Limited

Alan Turner

C. Paul Thomas

Steven Western

Copenhagen Reinsurance Services Limited

Alan Turner

C. Paul Thomas

Courtenay Holdings Ltd.

Richard J. Harris

David Rocke

Adrian C. Kimberley

Cranmore Adjusters Limited

Phillip Cooper

David Ellis

C. Paul Thomas

Steven Norrington

Alan Turner

Mark Wood

Cranmore Adjusters (Australia) Pty Limited

Sandra O’Sullivan

Nicholas Hall

Steven Norrington

Cranmore (Asia) Limited

David Rocke

Elizabeth DaSilva

Adrian C. Kimberley

Duncan M. Scott

Cranmore Asia (Pte) Limited

Ian Belcher

Goh Mei Xuan Michelle

Cranmore (Bermuda) Limited

Adrian C. Kimberley

Elizabeth DaSilva

Duncan M. Scott

David Rocke

Cranmore (US) Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

Cumberland Holdings Ltd.

Adrian C. Kimberley

Richard J. Harris

Paul J. O’Shea

David Rocke

Electricity Producers Insurance Company (Bda) Limited

Paul J. O’Shea

Adrian C. Kimberley

David Rocke

Richard J. Harris

Orla Gregory

Duncan M. Scott

Enstar (EU) Finance Limited

C. Paul Thomas

Alan Turner

Enstar (EU) Holdings Limited

David Hackett

C. Paul Thomas

Alan Turner

Enstar (EU) Limited

David Atkins

David Grisley

David Hackett

Michael Lynagh

Duncan McLaughlin

Derek Reid

C. Paul Thomas

Alan Turner

Enstar Acquisition Ltd.

C. Paul Thomas

Alan Turner

Enstar Australia Holdings Pty Ltd.

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

Enstar Australia Limited

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

Enstar Brokers Limited

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

Enstar Financial Services Inc.

Robert Carlson

Cheryl D. Davis

Enstar Financing Limited

Elizabeth DaSilva

Adrian C. Kimberley

Richard J. Harris

Duncan M. Scott

Enstar Group Operations Inc.

Robert Carlson

Cheryl D. Davis

Enstar Holdings (US) Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

Robert V. Deutsch

Enstar Insurance Management Services Ireland Limited

Nicholas A. Packer

Orla Gregory

Richard J. Harris

Kieran Hayes

Enstar Investment Management Ltd.

Richard J. Harris

Adrian C. Kimberley

Elizabeth DaSilva

Enstar Investments Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

Enstar Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Enstar New York, Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

Enstar (US) Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

Enstar USA Inc.

Robert Carlson

Cheryl D. Davis

Karl J. Wall

Fieldmill Insurance Company Limited

Ian Millar

C. Paul Thomas

Alan Turner

Fitzwilliam Insurance Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Nicholas A. Packer

Flatts Limited

C. Paul Thomas

Alan Turner

Forsakringsaktiebolaget Assuransinvest MF

Mats Höglund

C. Paul Thomas

Alan Turner

Nicholas A. Packer

Gordian Runoff Limited

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

Goshawk Dedicated Ltd.

C. Paul Thomas

Alan Turner

Goshawk Holdings (Bermuda) Limited

Adrian C. Kimberley

Orla Gregory

David Rocke

Richard J. Harris

Goshawk Insurance Holdings Limited

C. Paul Thomas

Alan Turner

Guildhall Insurance Company Limited

C. Paul Thomas

Paul Carruthers

Alan Turner

Harbor Specialty Insurance Company

Karl J. Wall

Joseph Follis

Robert Carlson

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Harper Holdings SARL

Nicholas A. Packer

John Cassin

Harper Insurance Limited

Michael H.P. Handler

Stefan Wehrenberg

Dr. Florian von Meiss

Richard J. Harris

Andreas K. Iselin

Harrington Sound Limited

Richard J. Harris

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

Hillcot Holdings Ltd.

Paul J. O’Shea

Adrian C. Kimberley

Richard J. Harris

Hillcot Re Limited

Ian Millar

C. Paul Thomas

Alan Turner

Hillcot Underwriting Management Limited

C. Paul Thomas

Alan Turner

Hove Holdings Limited

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Hudson Reinsurance Company Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

Inter-Ocean Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Orla Gregory

Inter-Ocean Reinsurance Company Ltd.

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Paul J. O’Shea

Orla Gregory

Inter-Ocean Reinsurance (Ireland) Ltd.

Richard J. Harris

Orla Gregory

Kevin O’Connor

Kenmare Holdings Ltd.

Richard J. Harris

Paul J. O’Shea

Adrian C. Kimberley

Dominic F. Silvester

David Rocke

Nicholas A. Packer

Kinsale Brokers Limited

Philip Hernon

C. Paul Thomas

Alan Turner

Knapton Holdings Limited

C. Paul Thomas

Alan Turner

Knapton Insurance Limited

Jeremy Riley

C. Paul Thomas

Alan Turner

Brian J. Walker

Laguna Life Limited

Orla Gregory

Paul J. O’Shea

Nicholas A. Packer

Richard J. Harris

Kieran J. Hayes

David Allen

Alastair Nicoll

Longmynd Insurance Company Limited

Ian Millar

C. Paul Thomas

Alan Turner

Marlon Insurance Company Limited

C. Paul Thomas

Alan Turner

Steven Western

Marlon Management Services Limited

C. Paul Thomas

Alan Turner

Mercantile Indemnity Company Limited

Ian Millar

C. Paul Thomas

Alan Turner

Brian J. Walker

Mongard Ltd.

Adrian C. Kimberley

Duncan M. Scott

Orla Gregory

Richard J. Harris

Nordic Run-Off Limited

C. Paul Thomas

Alan Turner

New Castle Reinsurance Company Ltd.

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

Northshore Holdings Limited

Elizabeth DaSilva

Richard J. Harris

Adrian C. Kimberley

Oceania Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

Overseas Reinsurance Corporation Limited

Adrian C. Kimberley

Paul J. O’Shea

Richard J. Harris

David Rocke

Paget Holdings GmbH Limited

David Rocke

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

Providence Washington Holdings, Inc.

Karl J. Wall

Robert Carlson

Donald Woellner

Donna L. Stolz

Steven Given

Providence Washington Insurance Company

Karl J. Wall

Robert Carlson

Joseph Follis

Donald Woellner

Donna L. Stolz

John A. Dore

Steven Given

Providence Washington Insurance Solutions, LLC

Karl J. Wall

Robert Carlson

Cheryl D. Davis

Donna L. Stolz

Steven Given

PWAC Holdings Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

PW Acquisition Co.

Karl J. Wall

Robert Carlson

Donald Woellner

Donna L. Stolz

Steven Given

PW Holdings, Inc.

Karl J. Wall

Robert Carlson

Donald Woellner

Donna L. Stolz

Steven Given

Regis Agencies Limited

C. Paul Thomas

Alan Turner

Revir Limited

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

River Thames Insurance Company Limited

Max Lewis

Ian Millar

C. Paul Thomas

Alan Turner

Rombalds Limited

C. Paul Thomas

Alan Turner

Rosemont Reinsurance Ltd.

Paul J. O’Shea

Orla Gregory

Richard J. Harris

Adrian C. Kimberley

David Rocke

Royston Holdings Ltd.

Adrian C. Kimberley

Richard J. Harris

David Rocke

Duncan M. Scott

Royston Run-off Ltd.

C. Paul Thomas

Alan Turner

Seaton Insurance Company

Karl J. Wall

Robert Carlson

Joseph Follis

Andrea Giannetta

Donna L. Stolz

Steven Given

SGL No. 1 Ltd.

Richard J. Harris

Timothy Hanford

C. Paul Thomas

SGL No. 3 Ltd.

Richard J. Harris

Timothy Hanford

Shelbourne Group Limited

Timothy Hanford

Richard J. Harris

Philip Martin

C. Paul Thomas

Paul J. O’Shea

Nicholas A. Packer

Shelbourne Syndicate Services Limited

Norman Bernard

Paul Carruthers

Andrew Elliot

Ewen Gilmour

Timothy Hanford

Richard J. Harris

Philip Martin

C. Paul Thomas

Paul J. O’Shea

Nicholas A. Packer

Darren S. Truman

Shelly Bay Holdings Limited

Nicholas A. Packer

Richard J. Harris

Sandra O’Sullivan

Nicholas Hall

Simcoe Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Sun Gulf Holdings, Inc.

Karl J. Wall

Robert Carlson

Cheryl D. Davis

Donna L. Stolz

Steven Given

Sundown Holdings Limited

Adrian C. Kimberley

David Rocke

Richard J. Harris

TGI Australia Limited

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

Unionamerica Acquisition Company Limited

C. Paul Thomas

Alan Turner

Unionamerica Holdings Limited

C. Paul Thomas

Alan Turner

Unionamerica Insurance Company Limited

Jeremy Riley

C. Paul Thomas

Paul Carruthers

Alan Turner

Unione Italiana (UK) Reinsurance Company Limited

Ian Millar

C. Paul Thomas

Alan Turner

Virginia Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

York Insurance Company

Karl J. Wall

Robert Carlson

Joseph Follis

Donald Woellner

Donna L. Stolz

John A. Dore

Steven Given

Subsidiary Director Nominees’ Biographies

Biographies for Dominic F. Silvester and Paul J. O’Shea are included above in “Corporate Governance — Directors.” Biographies for Richard J. Harris and Nicholas A. Packer are included above in “Executive Officers.” Biographies for all other subsidiary director nominees are set forth below.

David Allen is a non-executive director of Laguna Life Limited and is currently a member of the Board of Directors of Altus Alpha plc. He was formerly Managing Director of Donnybrook Capital Partners Limited, a position he held from 2005 to 2008. Prior to that he was, from 1995 to 2004, Managing Director of Bankgesellschaft Berlin (Ireland) plc, a company within the Unicredit Banking Group.

David Atkins was appointed to Head of Claims and Commutations of Enstar (EU) Limited in April 2007. From 2003 to 2007, he served as Manager of Commutations. Prior to 2003, Mr. Atkins served as Manager of Commutation Valuations for Equitas Management Services Limited in London from 2001 to 2003, and Analyst in the Reserving and Commutations Department from 1997 to 2001.

Thomas J. Balkan has served as Vice President, Secretary and Authorized House Counsel for Enstar (US) Inc. since April 2005 in St. Petersburg, Florida. He served in similar positions in the Florida office for International Solutions LLC from January 2002 until April 2005. He also currently serves as Corporate Secretary for Enstar Holdings (US) Inc. and its subsidiaries, and for Seaton Insurance Company. From November 1994 until December 2001 he served as Vice President, Secretary and Authorized House Counsel for various Bay West Group companies located in St. Petersburg, Florida. From October 1987 until September 1994 he worked as an associate in a law firm located in Piscataway, New Jersey.

Jay Banskota has served as the Vice President — Ceded Reinsurance of Enstar (US) Inc., since February 2006. Mr. Banskota also served as a Director of Alpha Star (f/k/a Stirling Cooke Brown) from 2001 to August 2005 in New York, New York.

Ian Belcher is currently managing director of Cranmore Asia (Pte) Limited. He joined Cranmore (Asia) Limited in 2009 after running his own Asia-based reinsurance consultancy company since 2004. Prior to that he held positions as Director of GRM, the consultancy arm of CNA Europe, from 2002 to 2004; Chief Internal Auditor of ESG Re, a multinational reinsurer from 1999 to 2004 and Executive Vice President of Compre Administrators Limited from 1993 to 1999.

Norman Bernard joined the board of Shelbourne Syndicate Services Limited in April 2009 as a non-executive director. Mr. Bernard is currently a director of First Consulting. He is mainly involved in the direction of assignments in financial services, covering market-based strategy, organizational structure and development, management processes, technology and operations. As a management consultant, Mr. Bernard previously worked for Booz Allen Hamilton and McKinsey & Co. Mr. Bernard’s positions include Chairman and Chief Executive Officer of Citicorp’s Lloyd’s Insurance broker, based in London, and also positions in Grindlays Merchant Bank and the National Westminster Bank.

Bruce Bollom is a non-executive director for Chubb Insurance Company of Australia Limited and Primacy Underwriting Agency Pty Limited and non-executive chairman for Macquarie Premium Funding Pty Ltd. He was the Chief Executive Officer of Willis Australia Limited until December 2005, and had been with Willis since 1979 holding various roles in finance and management, including a six-year secondment to London.

Robert Carlson has served as the Executive Vice President of Enstar (US) Inc. since February 2006. He is located in the Warwick, Rhode Island office. Mr. Carlson also served in various capacities including Sr. Vice President of Providence Washington Insurance Co. from 1976 through 2005.

Paul Carruthers has served as the Chief Financial Officer at Shelbourne Syndicate Services Limited, a Lloyd’s Managing Agency, since August 2009, and originally joined Enstar (EU) Limited in early 2009. From April 2007 to December 2008, Mr. Carruthers was the Finance Director at RiverStone Managing Agency. From 1999 to 2002, Mr. Carruthers worked for Royal and SunAlliance in a number of personal lines finance roles. He is a member of the Institute of Chartered Accountants in England and Wales.

John Cassin is a non-executive director of Harper Holdings SARL, and has been an independent consultant and director of various Luxembourg companies since retiring from a career in international banking in 2003. He was previously the Managing Director of the Prudential Bache International Bank, which he established in Luxembourg in 1984. He started his career in banking at the Marine Midland Bank in New York and held various senior management positions at the bank’s offices in New York, London and Paris.

Phillip Cooper has been a Director of Cranmore Adjusters Limited since 1999. Mr. Cooper served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1996 to 1999 and from 1990 to 1992, as well as serving as Director of Training during the former period for Peter Blem Management Services Limited. From 1992 to 1996, he served as head of the Technical Support Group for Syndicate Underwriting Management, and prior to 1990, he served as Assistant Reinsurance Manager.

Elizabeth DaSilva has been the Human Resources and Administration manager of Enstar Limited since 1996. From 1993 until 1996, Ms. DaSilva worked as a reinsurance accountant for Powerscourt Group Ltd.

Cheryl D. Davis has served as the Chief Financial Officer of Enstar USA, Inc. since January 2007. Ms. Davis was Chief Financial Officer and Secretary of The Enstar Group, Inc. from April 1991 through the Merger in January 2007 and was Vice President of Corporate Taxes of The Enstar Group, Inc. from 1989. Ms. Davis has been employed with The Enstar Group, Inc. since April 1988. Prior to joining The Enstar Group, Inc., Ms. Davis was a Senior Manager with KPMG Peat Marwick.

Ludovic de Belleval is a Deputy General Manager of the Credit Products Division within the Global Markets Group of Shinsei Bank. He has been involved in insurance and alternative investments since he joined the Bank in 2004. He previously worked in the M&A advisory groups of international investment banks in London and Paris, focusing on insurance and banking.

Robert V. Deutsch is a non-executive director of Enstar Holdings (US) Inc., and is a partner at GCP Capital Partners LLC, where he focuses on insurance-related investments. Mr. Deutsch was the founding Chief Executive Officer of a Bermuda-based specialty insurer, Ironshore Inc., and prior to that he served for five years as Chief Financial Officer of CNA Financial Corporation. Between 1987 and 1999 he was CFO and Chief Actuary, as well as President, of the two operating companies at Executive Risk Inc., a specialist insurer focusing on professional and management liability business. Mr. Deutsch also serves on the board of Beazley Furlonge Ltd., the Lloyd’s managing agency that forms part of Beazley plc, as a non-executive director.

John A. Dore has been in the property and casualty industry since 1974, when he began his underwriting career with Crum & Forster. In 1983, he was one of the founding members of Chicago Underwriting Group, which served as an underwriting manager for Old Republic Insurance Company. From 1987 to 1990, Mr. Dore served as President of Virginia Surety Company, Inc. and Dearborn Insurance Company (two Aon companies). In 1990, Mr. Dore joined a mid-sized public reinsurer, which was taken private by management and eventually sold to a large insurance holding company. From 2000 to 2002, Mr. Dore served as President and CEO of American Country Holdings, Inc., a NASDAQ listed insurance holding company. Mr. Dore started Sheridan Ridge Advisers LLC in 2003, and has been employed there since that time. He is a certified ARIAS-US arbitrator, mediator and umpire. He also serves as an expert witness and consultant in insurance and reinsurance matters. Mr. Dore has a BA from Yale University, an MBA from the Kellogg Graduate School of Business at Northwestern University and a Certificate of Mediation from DePaul University College of Law.

Andrew Elliot has served as Underwriter and a Director of Shelbourne Group Limited since October 2007. Mr. Elliot was Active Underwriter of Liberty Syndicate 282 between 1994 and 2006 and Managing Underwriter of Liberty Syndicates between 2005 and 2006. He has previously held underwriting roles at Wellington, KPH and Marchant & Eliot Group. During his tenure as a Lloyd’s Underwriter, he was a member of various Lloyd’s Committees including the LMA Board, Lloyd’s Authorisations Committee and the Joint Excess of Loss Committee. Mr. Elliott is a Chartered Insurer.

David Ellis joined Cranmore Adjusters Limited as a Reinsurance Consultant in 2000 and has been a director since 2007. Mr. Ellis served as a Reinsurance Consultant for Compre Administrators Limited from 1999 to 2000 and for Ward & Associates Limited from 1993 to 1999.

Joseph Follis has more than 26 years of experience in the property & casualty claims arena. Since February 2006, Mr. Follis has served as Senior Vice President of Enstar (US) Inc., in Warwick, Rhode Island. Prior to that, and since October 1999, he served as Vice President of Claims for Highlands Insurance Company in Trenton, New Jersey. From July 1995 through October 1999, Mr. Follis served as Vice President of Environmental Claims for Envision Claims Management in Morristown, New Jersey. Mr. Follis began his insurance career with Continental Insurance Company in Cranbury, New Jersey, where he worked from May 1982 through July 1995. Mr. Follis held several positions while at Continental Insurance Company, and at the time of his departure was the Assistant Vice President of Environmental Claims.

Andrea Giannetta has served as Vice President of Enstar (US) Inc. since April 2007. Ms. Giannetta has also served as Senior Vice President and Director of Capital Assurance Company since August 2008. Ms. Giannetta further has served as Vice President and Director of Constellation Reinsurance Company Limited since January 2009. From 2003 until April 2007, she served as Assistant Vice President for RiverStone Claims Management in Manchester, New Hampshire.

Ewen Gilmour joined Shelbourne Syndicate Services as a non-executive director in October 2009 and was appointed as an executive director and Chief Executive Officer in 2011. He is also a non-executive director of a number of other Lloyd’s based companies, including Antares Underwriting Services, Hampden Agencies, and Xchanging Insurance Services Group. In addition, he serves on the Council of Lloyd’s and was Deputy Chairman of Lloyd’s from 2006 to 2010. He is a Chartered Accountant and was Chief Executive of Chaucer Holdings plc until retirement in December 2009. Formerly a corporate financier with Charterhouse Bank, he moved to the Lloyd’s market in 1993 to help facilitate the introduction of corporate capital.

Steven Given is Chief Operating Officer of Enstar (US) Inc. Prior to Mr. Given’s move to the U.S., he was Chief Executive Officer of Enstar Australia Limited from January 2008 to August 2011. Between June 2008 and January 2009, Mr. Given was Chief Operating Officer of Enstar Australia Limited. Prior to Mr. Given’s move to Australia, he was Senior Vice President of Enstar (US) Inc. between July 2007 and June 2008, and led the Group Commutations Team at Enstar (EU) Limited from June 2001 to June 2007. Mr. Given was previously Chief Financial Officer of IAM (Bermuda) Limited from 1997 to 2001, and Financial Controller of LaSalle Re Limited in Bermuda from 1993 to 1997. Prior to 1993, Mr. Given was employed as a senior auditor for KPMG Peat Marwick in Bermuda and for Pannell Kerr Forster in Dublin. Mr. Given is a Fellow of the Institute of Chartered Accountants in Ireland and holds an MBA from the Edinburgh Business School.

James Grajewski has served as Senior Vice-President of Capital Assurance Company and Capital Assurance Services, Inc. since August 2008. Mr. Grajewski has served as Executive Vice President of Enstar (US) Inc. since January 2007. Mr. Grajewski also served as Executive Vice President of International Solutions, LLC in Florida from April 2000 to December 2006. From January 1992 until March 2000, he served as Reinsurance Manager for Royal SunAlliance Insurance Company in North Carolina.

Orla Gregory has served as Vice-President of Mergers and Acquisitions of Enstar Limited since September 2009, and has been with the Company since 2003. Ms. Gregory worked as Financial Controller of Irish European Reinsurance Company Ltd. in Ireland from 2001 to 2003. She worked in Bermuda from 1999 to 2001 for Ernst & Young as an Investment Accountant. Prior to this, Ms. Gregory worked for QBE Insurance & Reinsurance (Europe) Limited in Ireland from 1993 to 1998 as a Financial Accountant.

David Grisley has been the U.K. IT Director of Enstar (EU) Limited since 1996. From 1993 until 1996, Mr. Grisley served as IT Manager for Powerscourt Group Limited in Bermuda. Prior to 1993, Mr. Grisley was the IT Manager for Anchor Underwriting Mangers in Bermuda from 1988 and a senior IT consultant for the Bermuda office of Coopers & Lybrand from 1984 to 1987.

David Hackett has been the Financial Director of Enstar (EU) Limited since 1996. Mr. Hackett also served as Vice President of Enstar Limited from 1993 to 1996. From 1991 until 1993, he served as Vice President for Anchor Underwriting Managers Limited in Bermuda. Mr. Hackett was Senior Vice President for International Risk Management Limited in Bermuda from 1979 to 1991 and a senior auditor in the Montreal office of Thorne Riddell from 1973 to 1979.

Nicholas Hall was appointed a director of Enstar Australia Limited effective February 2009. In addition to his role as a Director, Mr. Hall has served as Direct Claims and Ceded Reinsurance Manager of Enstar Australia Limited since his appointment in March 2008. Mr. Hall served as Senior Auditor of Cranmore Adjusters Limited from March 2003 to March 2008 in London and Sydney. From March 1997 until March 2003, he served in various roles for Gordian Runoff Limited and Cobalt Solutions Services Ltd. in London and Sydney.

Michael H.P. Handler is a non-executive director of Harper Insurance Limited and is the Chairman and Managing Director of Guy Carpenter Continental Europe and a member of the Guy Carpenter International Management Board. He has been on the Board of Directors of Russian Reinsurance Company since 1997 and its Non-Executive Chairman since 2003. Mr. Handler began his career with Guy Carpenter in 1974, working in both New York and briefly in Copenhagen until his transfer to Zurich in 1996.

Timothy Hanford has served as a director of Shelbourne Group Limited since December 2007. Mr. Hanford is Co-Head of FPK Capital, the private equity vehicle of Fox-Pitt, Kelton, Cochran, Caronia & Waller, and serves as a director of Encore Capital Group Inc. He previously served as Head of Private Equity at Dresdner Bank, a member of the Institutional Restructuring Unit’s Executive Committee. Mr. Hanford’s other previous experience includes private equity investing with Charlemagne Capital and serving as a Board Director of Schroders, based in Hong Kong and Tokyo, where he was responsible for structured finance. Mr. Hanford holds an MS degree from Stanford University’s Graduate School of Business, where he was a Sloan Fellow, and a BSc degree in Chemical Engineering from Birmingham University.

Kieran J. Hayes has served as Director and Chief Executive Officer of Laguna Life Limited since March 2011. Prior to that, from June 2004 to March 2011, Mr. Hayes held a number of senior management roles with Citigroup, most recently as Managing Director of Citigroup’s life insurance business. From January 1998 to December 2002, Mr. Hayes worked at Old Republic Insurance in Chicago, Illinois as senior Vice President of Operations and prior to that was with Great West Life Insurance Company also in Chicago.

Philip Hernon has been the Managing Director of Kinsale Brokers Limited since its formation in 2003. Prior to that position, Mr. Hernon held various senior positions within three of Lloyd’s brokers. In 1995, he was a founding Director of Helix U.K. Ltd.

Mats Höglund joined the board of Forsakringsaktiebologet Assuransinvest MF in 2010. Mr Höglund is also a member of a number of other insurance company boards including Chairman of Bliwa Nonlife and Vice Chairman of Bliwa Life Insurance. From 1972 to 2005, Mr Höglund held senior positions within the Trygg-Hansa Group in Sweden.

Andreas K. Iselin joined the board of Harper Insurance Limited in November 2009. Since 2008, Mr. Iselin has worked as an independent management consultant providing services to the insurance industry. From 1998 to 2007 he was the Chief Reinsurance Executive of the Helvetia Insurance Group in St. Gallen, Switzerland. Prior to this, Mr. Iselin held senior positions with both Winterthur Insurance Group and Swiss Re Group.

Jiro Kasahara holds the position of General Manager in Financial Institutions Business Sub-Group with Shinsei Bank. Mr. Kasahara has been with Shinsei Bank since 1982.

Mark A. Kern has served as the Senior Reinsurance Analyst at Enstar (US) Inc. since 2003 and has been based out of Florida and New York.

Adrian C. Kimberley has been with the Company since 2000 and is currently its Group Chief Accountant. Mr. Kimberley also served as Controller of Enstar Limited from 2000 to 2001. From 1995 until 1999, he served as Senior Account Manager for Powerscourt Management Limited in Bermuda. Mr. Kimberley was the Controller for Techware Systems Corporation in Vancouver, B.C., Canada from 1992 to 1995 and a senior auditor in the Vancouver office of KPMG Peat Marwick from 1986 to 1992.

Max Lewis is currently an independent consultant who has been a non-executive director of River Thames Insurance Company since 2002 and Brampton Insurance Company since 2006. Mr. Lewis is also a non-executive director of Motors Insurance Company U.K. He worked in various senior executive positions at Marsh & McLennan Companies (formerly Sedgwick Group) from 1979 to 2001 and in December 2006 retired as chairman of the Medisure Group of Companies.

Michael Lynagh joined the board of Enstar (EU) Limited in March 2012. Since 1998, Mr. Lynagh has held various senior positions in investment companies based in the United Kingdom. During this time, Mr. Lynagh has also gained extensive media experience including being employed by BSKYB as a rugby commentator since 1998. Mr. Lynagh played international rugby for Australia from 1983 to 1995, holding the position of captain from 1992 to 1995, and was part of the Australia Rugby World Cup winning team in 1991.

Philip Martin is the Chief Operating Officer of Shelbourne Syndicate Services Limited, having assumed this position in August 2009. Mr. Martin has served as a Director of Shelbourne Group Limited since 2008. Mr. Martin served as an Executive Director of Goldman Sachs International from 2007 to 2008 in London. From 1996 until 2007, he served as Managing Director for Guy Carpenter & Co. Ltd. in London.

Duncan McLaughlin has been a director of Enstar (EU) Limited since April 2006. He joined the Company in 2000 and was previously a Senior Manager dealing with technical aspects of reinsurance run-off particularly for third-party clients. Prior to joining the Company, he was a senior reinsurance auditor for Compre Services (UK) Limited from 1998 to 1999, a reinsurance specialist at Global Resource Managers from 1996 to 1997, a reinsurance auditor for Chiltington International Limited from 1994 to 1996 and a reinsurance technician for Syndicate Underwriting Management from 1992 to 1994.

Goh Mei Xuan Michelle has been a Relationship Manager of Rikvin Pte Ltd. since August 2010. She currently holds directorship positions in several companies in Singapore. She was previously connected with Drew & Napier LLC as a Secretary.

Ian Millar joined Enstar (EU) Limited in September 2004 and has served as Client Manager for various Enstar companies. From 2002 to 2004, he worked within the insurance division of Deloitte & Touche’s Bermuda office. Mr. Millar is a member of the Canadian Institute of Chartered Accountants.

Alastair Nicoll is a non-executive director of Laguna Life Limited. He is currently the Chief Operating Officer of Aon Global Risk Consulting in Ireland, a position he has held since 2005. From 1996 to 2005, he held risk consulting roles with Aon in the United Kingdom, working mainly with European clients. Prior to that he worked in capture management with Aon Bermuda from 1986 to 1995. Mr. Nicoll is responsible for the risk consulting business in Ireland and currently serves on several client boards.

Thomas Nichols is Client Director for Clarendon National Insurance Company and its subsidiaries. Mr. Nichols was seconded to Enstar (US) Inc in 2011 and had previously been Client Director for a number of run-off clients of Enstar (EU) Limited. Before joining Enstar (EU) Limited in 2003, Mr. Nichols served as a manager in the insurance division of PricewaterhouseCoopers from 1999 to 2003. He is a member of the Institute of Chartered Accountants for England and Wales.

Steven Norrington is based in the U.S. and is the Chief Executive Officer of the Cranmore Group of Companies and the President of Cranmore (US) Inc. Prior to this promotion, Mr. Norrington was the Managing Director of Cranmore Adjusters Limited from 1999 to December 2009. From 1993 to 1999, Mr. Norrington served as a Reinsurance Consultant and Director of Peter Blem Adjusters Limited. From 1991 to 1993, he served as a Reinsurance Auditor for Insurance & Reinsurance Services Ltd., formerly the audit team of Walton Insurance Ltd. for whom he served from 1990. Prior to 1990, he worked for the Liquidator of Mentor Insurance Ltd. from 1988 to 1990 and for Alexander Howden Group in various roles from 1983 to 1988.

Kevin O’Connor has been the General Manager of Inter-Ocean Reinsurance (Ireland) Ltd. since April 2006. Mr. O’Connor has been a Senior Partner in O’Connor, Crossan & Co., a chartered certified accountancy practice in Ireland, since 2005. He worked previously as a sole practitioner from 1995 to 2004. In 1994, he worked as Assistant Financial Controller at Belvedere Insurance Company Ltd. in Bermuda. From 1978 to 1993, he worked in practice for a number of audit and accountancy firms in Ireland.

Sandra O’Sullivan is the Chief Executive Officer of Enstar Australia Limited. She has also served as its Chief Financial Officer since March 2008. Between 2001 and March 2008, she was employed by AMP Limited in the capacity of Manager of Statutory and Management Reporting, Finance Executive and Finance Manager. Prior to her employment with AMP Limited, Ms. O’Sullivan was employed by GIO Australia Ltd. in several finance roles in insurance and investment services.

Gary Potts is a non-executive director of several of the Company’s Australian subsidiaries and was appointed as a part-time Commissioner (Australia) for three years in April 2006. Prior to his appointment, Mr. Potts had been an Associate Commissioner since 2002. Prior to 2002, he was an Executive Director and Deputy Secretary in the Treasury in Australia for ten years with responsibility for domestic economic forecasting, monetary and fiscal policy issues and policy development as it related to the financial sector, corporations law, the Trade Practices Act and foreign investment. In earlier years he held senior positions in the areas of tax policy and international economic policy. He was the Treasury representative in Tokyo for three years from 1984.

Teresa Reali has worked as a Senior Accountant for Enstar (US) Inc. in Rhode Island since March 2006. From July 2005 to March 2006, she was a Senior Accountant with FirstComp Insurance Company in Rhode Island. From 1995 to 2005, Ms. Reali worked for Providence Washington Insurance Company in Rhode Island. Her last position with Providence Washington was Senior Accountant.

Robert Redpath has served as the General Counsel of Clarendon National Insurance Company and subsidiaries since April 2006. From January 2002 until April 2006, he was Vice President in charge of litigation at Clarendon. From 1996 until 2002, Mr. Redpath worked for Hannover Re in Hannover, Germany in the legal and claims departments. Prior to that, Mr. Redpath worked for 4 years at the London law firm of Lawrence Graham specializing in insurance litigation. Mr. Redpath has an LLB from University College, London, an LLM from the University of Mainz, Germany and a Diploma in Business Studies from the London School of Economics. He is licensed as an attorney (solicitor) both in England and in the State of New York. He is also an ARIAS certified arbitrator.

Derek Reid has been the Legal Director of Enstar (EU) Limited since January 2004. Previously, he was a partner in the insurance/reinsurance group at Clyde & Co in England handling a mixture of contentious and non-contentious insurance/reinsurance run-off work. He qualified as a solicitor in 1991 and joined Clyde & Co in 1994.

Jeremy Riley is an independent non-executive director of Knapton Insurance Limited and Unionamerica Insurance Company Limited, having been appointed in May 2010. Mr. Riley has held a number of roles in the global Insurance markets, working at a strategic and senior executive level. Most recently, Mr. Riley was the Regional CEO of a multinational insurance company and has worked as an advisor to a number of Private Equity firms.

Raymond Rizzi has served as Vice President of Enstar (US) Inc. since April 2006, and had also served as Vice President of the Stonewall Insurance Company from April 2006 through April 2010. He also served as Regional Manager, Assistant Vice President, and Vice President of Highlands Insurance Company from January 2000 to April 2006 in Lawrenceville, New Jersey. From 1996 until 1999, he served as Vice President for Envision Claims Management in Morristown, New Jersey. From 1989 until 1996, he served as Home Office Account Manager and Home Office Account Executive for Travelers Insurance Company in Hartford, Connecticut.

David Rocke has been a director and Senior Vice President of Enstar Limited since 2006. From 2002 to 2006, he served as a director of Enstar (EU) Limited and of the Company’s U.K. insurance subsidiaries and has been a senior officer with the Company since 1996. Immediately prior to joining the Company in 1996, Mr. Rocke held the position of Insolvency Manager at Deloitte & Touche in Bermuda, having previously been a senior auditor with that firm.

Richard C. Ryan has been the Controller and Treasurer of Enstar (US) Inc. since April 2005. Mr. Ryan served as Controller of International Solutions LLC from 1999 to 2005 in Florida. He was Field Controller of AIG Domestic Life Companies from 1995 to 1999 in Delaware. Mr. Ryan was a Manager & Auditor for American Centennial Insurance Company from 1983 to 1995 in New Jersey.

Duncan M. Scott has been a Vice President of Run-Off and Insolvency Operations of the Company since 2001. From 1995 until 2000, he served as Controller & General Manager of Stockholm Re (Bermuda) Ltd. From 1993 to 1994, he served as AVP Reinsurance of Stockholm Re (Bermuda) Ltd. Mr. Scott was a senior auditor in the Bermuda office of Ernst & Young from 1990 to 1992 and in the Newcastle, U.K. office of KPMG from 1986 to 1989.

Michael Sheehan joined Clarendon Insurance Group in September 2002 as a Vice President of program business. Since 2006, Mr. Sheehan has been a Senior Vice President of program business at Clarendon. From 2000 to 2002, Mr. Sheehan worked for Realm National Insurance Company as a Senior Vice President. From 1994 to 2000, Mr. Sheehan worked as Claims Manager for an underwriting agency in Bermuda. From 1988 to 1994, Mr. Sheehan worked for various syndicates at Lloyd’s in the claims and reinsurance areas.

Jann Skinner has served as a director of Gordian Runoff Limited, TGI Australia Limited, Church Bay Limited and Enstar Australia Holdings Pty Limited since November 2008. Ms. Skinner also served as a Partner of PricewaterhouseCoopers from July 1987 until June 2004 in Sydney. From 1975 to 1987 she worked in the audit division of PricewaterhouseCoopers (formerly Coopers & Lybrand) in both their Sydney and London offices.

Donna L. Stolz has been the Executive Vice President and Chief Administrative Officer of Enstar (US) Inc. since 2005. Ms. Stolz was the Vice President of Administration for International Solutions LLC in 2004. She served as Vice President of Marketing and Sales from 1997 to 2001 and Senior Business Analyst from 1994 to 1997 for Systems Integration and Imaging Technologies, Inc.

C. Paul Thomas has served as a director of Enstar (EU) Limited since 2006 and is currently Client Director for the majority of the Company’s U.K. insurance subsidiaries. Prior to joining the Company in 2001, Mr. Thomas was the Finance Director of Wasa International UK, a London Market insurance company for several years, having previously held senior financial positions within Friends Provident Group, NM Financial Management and Schroder Life. He is a fellow of the Chartered Association of Certified Accountants.

Darren S. Truman has served as Claims and Reinsurance Director of Shelbourne Syndicate Services since September 2009, and has been a Senior Technical Manager of the Company since April 2004. Mr. Truman also served as a Technical Manager for Gerling Global General and Re in London from July 2003 to March 2004. From September 1994 to June 2003, he held a number of positions within RiverStone Management in London, the last four years as a Workout Specialist. From September 1987 to September 1994, Mr. Truman held a number of positions within Thurgood Farmer and Hackett in London, the last two years as Section Head for LMX Broking.

Alan Turner has served as the Managing Director of Enstar (EU) Limited since April 2006 and is a director of a number of the Company’s U.K. subsidiaries. Prior to this, he was responsible for the general management of several of the Company’s U.K. reinsurance company subsidiaries. From 1989 to 2000, he was employed by Deloitte & Touche in the U.K. and then Bermuda, specializing in audit and insolvency work. He obtained a U.K. Chartered Accountant designation in 1992 and also has a BA (Hons) Business Studies degree qualification.

Dr. Florian von Meiss is a non-executive director of Harper Insurance Limited. Dr. von Meiss opened a law firm in 1980 under the name of Thurnherr von Meiss and Partners in Zurich. He continues to practice primarily in corporate matters and concentrates on the consumer industry. Dr. von Meiss holds law degrees from both the University of Zurich and the Columbia School of Law.

Brian J. Walker joined Enstar (EU) Limited in 2003 as a Senior Manager and has served as Assistant General Manager of Harper Insurance Limited since 2004. From 2000 until 2003, he served as Group Finance Director of British-American (UK) Ltd. Prior to 2000, Mr. Walker was a Senior Audit Manager with Ernst & Young, Bermuda.

Karl J. Wall is the President and Chief Executive Officer of Enstar (US) Inc. since 2005. Mr. Wall served as Chief Executive Officer and Operating Manager of International Solutions LLC from 1993 to 2005. He was Chief Operating Officer for Facility Insurance Corporation from 1997 until 2000. He was Vice President at American Centennial Insurance Company from 1986 to 1993.

Stefan Wehrenberg is a non-executive director of Harper Insurance Limited and a partner of BLUM Attorneys at Law since January 2005 and was previously a senior associate with two Zurich law firms. He continues to practice primarily in administrative law and international criminal law. Mr. Wehrenberg holds a law degree from the University of Zurich.

Steven Western has been an account manager for a number of run-off clients of Enstar (EU) Limited since 2007. Between 1995 and 2007, he held various positions within the Company including Chief Operating Officer of Castlewood Risk Management Ltd from 1995 to 2003 and Director of Finance and Administration of Kinsale Brokers Limited between 2004 and 2007. Prior to 1995, Mr. Western was Vice President of International Risk Management (Bermuda) Limited. He is a member of the Institute of Chartered Accountants in England & Wales.

Donald Woellner has served as Senior Vice President of Enstar (US) Inc. since August 2010. He is located in the East Providence, Rhode Island office. Mr. Woellner also serves as Senior Vice President & Chief Financial Officer of several insurance companies acquired in 2010. Prior to joining Enstar (US) Inc., Mr. Woellner served as Senior Vice President and Treasurer of the Providence Washington Insurance Companies from 2005 to 2010.

Mark Wood joined Cranmore Adjusters Limited in 1999 as an Associate Director and has been a director since 2002. Mr. Wood served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1998 to 1999 and for Rodney-Smith & Partners Limited (which ultimately became Whittington Insurance Consultants Limited) from 1989 to 1998. Between 1983 and 1989, he worked in the claims and reinsurance teams for the A.A. Cassidy and D.W. Graves Syndicates at Lloyd’s, Greig Fester Limited and Finnish Industrial & General Insurance Company Limited.

OTHER GOVERNANCE MATTERS

Shareholder Proposals for the 2013 Annual General Meeting

Shareholder proposals intended for inclusion in the proxy statement for the 2013 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda and must be received by January 8, 2013 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2013 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the January 8, 2013 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2013 annual general meeting of shareholders if it is received no later than March 25, 2013, although it will not be included in the proxy statement. If a shareholder’s proposal is not timely received, then the proxies designated by our Board for the 2013 annual general meeting of shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to you if you request them by calling or writing to Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda (Telephone: (441) 292-3645). If you want to receive separate copies of the Notice and, if applicable, the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.

Other Matters

We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxies in accordance with their best judgment on such matter.

WE WILL FURNISH, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF ANY EXHIBIT TO OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2011 UPON WRITTEN REQUEST TO INVESTOR RELATIONS, C/O ENSTAR GROUP LIMITED, P.O. BOX HM 2267, WINDSOR PLACE, 3RD FLOOR, 18 QUEEN STREET, HAMILTON, HM JX, BERMUDA.

ENSTAR GROUP LIMITED P.O. BOX HM 2267 WINDSOR PLACE, 3RD FLOOR

18 QUEEN STREET, HAMILTON HM JX BERMUDA

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. If you plan to vote for subsidiary directors on an individual basis under Proposal No. 4, you can do so only via internet or mail by following the instructions on this proxy card.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717. If you vote for subsidiary directors on an individual basis under Proposal No. 4, you must include the proxy card in the return envelope with the director booklet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M46764-P26260

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

ENSTAR GROUP LIMITED

The Board of Directors recommends you vote

FOR the nominee for director:

1.	Election of Director For Against Abstain

Dominic F. Silvester ! ! !

The Board of Directors recommends you vote FOR Proposals No. 2 and 3. For Against Abstain

2.	Advisory vote to approve executive compensation. ! ! !

3. To ratify the appointment of KPMG, a Bermuda partnership, as our independent registered public accounting firm for 2012 and to authorize the ! ! !

Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

The Board of Directors recommends you vote FOR each of the subsidiary director nominees listed in Proposal No. 4.

4.	Election of subsidiary directors as set forth in Proposal No. 4. ! ! !

Please refer to the back of the card for special voting instructions regarding proposal No. 4.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report and Proxy Statement are available at www.proxyvote.com.

M46765-P26260

ENSTAR GROUP LIMITED

Annual General Meeting of Shareholders

June 21, 2012

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dominic F. Silvester and Richard J. Harris, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of ENSTAR GROUP LIMITED that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholder(s) to be held at 9:00 AM, ADT on June 21, 2012 at the Tucker’s Point Hotel, 60 Tucker’s Point Drive, Hamilton Parish, Bermuda and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Special Voting Instructions Regarding Proposal No. 4:

You may vote FOR the election of all subsidiary director nominees, AGAINST the election of all subsidiary director nominees, or ABSTAIN from the election of all subsidiary director nominees by selecting the appropriate box next to Proposal No. 4.

Alternatively, you may vote FOR, AGAINST, or ABSTAIN from the election of each subsidiary director nominee on an individual basis either on the accompanying sheets by selecting the boxes next to each nominee’s name and submitting your vote by mail or on the Internet by following the instructions on the Internet voting page to vote on such an individual basis. If you mark any of the boxes next to Proposal No. 4 indicating a vote with respect to all subsidiary director nominees and also mark any of the boxes on the accompanying sheets indicating a vote with respect to a particular subsidiary director nominee, then your specific vote on the accompanying sheets will be counted and your vote on the other subsidiary director nominees will be governed by your vote on the reverse side.

Continued and to be signed on reverse side

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 21, 2012

4-1 AG AUSTRALIA HOLDINGS LIMITED

Nominees:	For	Against	Abstain
1. Richard J. Harris	☐	☐	☐
2. Nicholas A. Packer	☐	☐	☐
3. Steven Given	☐	☐	☐
4. Sandra O'Sullivan	☐	☐	☐
5. Nicholas Hall	☐	☐	☐

4-2 AMERICAN CONCEPT INSURANCE COMPANY

4-3 BANTRY HOLDINGS LTD.

Nominees:			
13. Adrian C. Kimberley	☐	☐	☐
14. Duncan M. Scott	☐	☐	☐
15. David Rocke	☐	☐	☐

4-4 B.H. ACQUISITION LIMITED

Nominees:			
16. Richard J. Harris	☐	☐	☐
17. Paul J. O'Shea	☐	☐	☐
18. David Rocke	☐	☐	☐
19. Adrian C. Kimberley	☐	☐	☐

4-5 BLACKROCK HOLDINGS LTD.

Nominees:			
20. Adrian C. Kimberley	☐	☐	☐
21. Duncan M. Scott	☐	☐	☐
22. David Rocke	☐	☐	☐

4-6 BOSWORTH RUN-OFF LIMITED

Nominees:			
23. Alan Turner	☐	☐	☐
24. Ludovic de Belleval	☐	☐	☐
25. C. Paul Thomas	☐	☐	☐
26. Brian J. Walker	☐	☐	☐

4-7 BRAMPTON INSURANCE COMPANY LIMITED

Nominees:			
27. Max Lewis	☐	☐	☐
28. C. Paul Thomas	☐	☐	☐
29. Alan Turner	☐	☐	☐
30. Steven Western	☐	☐	☐

4-8 BRITTANY INSURANCE COMPANY LTD.

Nominees:	For	Against	Abstain
31. Paul J. O'Shea	☐	☐	☐
32. Richard J. Harris	☐	☐	☐
33. Adrian C. Kimberley	☐	☐	☐
34. David Rocke	☐	☐	☐
35. Duncan M. Scott	☐	☐	☐

4-9 CAPITAL ASSURANCE COMPANY INC.

Nominees:			
36. Karl J. Wall	☐	☐	☐
37. Robert Carlson	☐	☐	☐
38. Andrea Giannetta	☐	☐	☐
39. James Grajewski	☐	☐	☐
40. Donna L. Stolz	☐	☐	☐
41. Steven Given	☐	☐	☐

4-10 CAPITAL ASSURANCE SERVICES INC.

Nominees:			
42. Karl J. Wall	☐	☐	☐
43. Robert Carlson	☐	☐	☐
44. Andrea Giannetta	☐	☐	☐
45. James Grajewski	☐	☐	☐
46. Donna L. Stolz	☐	☐	☐

4-11 CASTLEWOOD LIMITED

Nominees:			
47. Adrian C. Kimberley	☐	☐	☐
48. Duncan M. Scott	☐	☐	☐
49. Elizabeth DaSilva	☐	☐	☐

4-12 CAVELL HOLDINGS LIMITED

Nominees:			
50. C. Paul Thomas	☐	☐	☐
51. Alan Turner	☐	☐	☐

4-13 CAVELL INSURANCE COMPANY LIMITED

Nominees:			
52. Ian Millar	☐	☐	☐
53. C. Paul Thomas	☐	☐	☐
54. Alan Turner	☐	☐	☐

4-14 CHATSWORTH LIMITED

Nominees:			
55. Adrian C. Kimberley	☐	☐	☐
56. David Rocke	☐	☐	☐
57. Elizabeth DaSilva	☐	☐	☐
58. Orla Gregory	☐	☐	☐
59. Richard J. Harris	☐	☐	☐

4-15 CHURCH BAY LIMITED

Nominees:	For	Against	Abstain
60. Gary Potts	☐	☐	☐
61. Jann Skinner	☐	☐	☐
62. Bruce Bollom	☐	☐	☐
63. Richard J. Harris	☐	☐	☐
64. Nicholas A. Packer	☐	☐	☐

4-16 CLAREMONT LIABILITY INSURANCE COMPANY

Nominees:			
65. Karl J. Wall	☐	☐	☐
66. Robert Carlson	☐	☐	☐
67. Joseph Follis	☐	☐	☐
68. Andrea Giannetta	☐	☐	☐
69. Donna L. Stolz	☐	☐	☐
70. Steven Given	☐	☐	☐
71. Donald Woellner	☐	☐	☐
72. James Grajewski	☐	☐	☐

4-17 CLARENDON AMERICA INSURANCE COMPANY

Nominees:			
73. Karl J. Wall	☐	☐	☐
74. Joseph Follis	☐	☐	☐
75. Robert Carlson	☐	☐	☐
76. Steven Given	☐	☐	☐
77. Thomas Nichols	☐	☐	☐
78. Robert Redpath	☐	☐	☐
79. Michael Sheehan	☐	☐	☐

4-18 CLARENDON HOLDINGS, INC.

Nominees:			
80. Karl J. Wall	☐	☐	☐
81. Cheryl D. Davis	☐	☐	☐
82. Donna L. Stolz	☐	☐	☐
83. Robert Carlson	☐	☐	☐
84. Steven Given	☐	☐	☐

4-19 CLARENDON NATIONAL INSURANCE COMPANY

Nominees:			
85. Karl J. Wall	☐	☐	☐
86. Joseph Follis	☐	☐	☐
87. Robert Carlson	☐	☐	☐
88. Steven Given	☐	☐	☐
89. Thomas Nichols	☐	☐	☐
90. Robert Redpath	☐	☐	☐
91. Michael Sheehan	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 21, 2012

4-1

AG AUSTRALIA HOLDINGS LIMITED

4-8

BRITTANY INSURANCE COMPANY LTD.

4-15

CHURCH BAY LIMITED

Nominees:

For Against Abstain

Nominees:

For Against Abstain

Nominees:

For Against Abstain

1.

Richard J. Harris

!

!

!

31.

Paul J. O’Shea

!

!

!

60.

Gary Potts

!

!

!

2.

Nicholas A. Packer

!

!

!

32.

Richard J. Harris

!

!

!

61.

Jann Skinner

!

!

!

3.

Steven Given

!

!

!

33.

Adrian C. Kimberley

!

!

!

62.

Bruce Bollom

!

!

!

4.

Sandra O’Sullivan

!

!

!

34.

David Rocke

!

!

!

63.

Richard J. Harris

!

!

!

5.

Nicholas Hall

!

!

!

35.

Duncan M. Scott

!

!

!

64.

Nicholas A. Packer

!

!

!

4-2

AMERICAN CONCEPT INSURANCE COMPANY

4-9

CAPITAL ASSURANCE COMPANY INC.

4-16

CLAREMONT LIABILITY INSURANCE COMPANY

Nominees:

Nominees:

Nominees:

6.

Karl J. Wall

!

!

!

36.

Karl J. Wall

!

!

!

65.

Karl J. Wall

!

!

!

7.

Robert Carlson

!

!

!

37.

Robert Carlson

!

!

!

66.

Robert Carlson

!

!

!

8.

Joseph Follis

!

!

!

38.

Andrea Giannetta

!

!

!

67.

Joseph Follis

!

!

!

9.

Donald Woellner

!

!

!

39.

James Grajewski

!

!

!

68.

Andrea Giannetta

!

!

!

10.

Donna L. Stolz

!

!

!

40.

Donna L. Stolz

!

!

!

69.

Donna L. Stolz

!

!

!

11.

John A. Dore

!

!

!

41.

Steven Given

!

!

!

70.

Steven Given

!

!

!

12.

Steven Given

!

!

!

4-10

CAPITAL ASSURANCE SERVICES INC.

71.

Donald Woellner

!

!

!

4-3

BANTRY HOLDINGS LTD.

Nominees:

72.

James Grajewski

!

!

!

Nominees:

42.

Karl J. Wall

!

!

!

4-17 CLARENDON AMERICA INSURANCE COMPANY

13.

Adrian C. Kimberley

!

!

!

43.

Robert Carlson

!

!

!

Nominees:

14.

Duncan M. Scott

!

!

!

44.

Andrea Giannetta

!

!

!

73.

Karl J. Wall

!

!

!

15.

David Rocke

!

!

!

45.

James Grajewski

!

!

!

74.

Joseph Follis

!

!

!

4-4

B.H. ACQUISITION LIMITED

46.

Donna L. Stolz

!

!

!

75.

Robert Carlson

!

!

!

Nominees:

4-11

CASTLEWOOD LIMITED

76.

Steven Given

!

!

!

16.

Richard J. Harris

!

!

!

Nominees:

77.

Thomas Nichols

!

!

!

17.

Paul J. O’Shea

!

!

!

47.

Adrian C. Kimberley

!

!

!

78.

Robert Redpath

!

!

!

18.

David Rocke

!

!

!

48.

Duncan M. Scott

!

!

!

79.

Michael Sheehan

!

!

!

19.

Adrian C. Kimberley

!

!

!

49.

Elizabeth DaSilva

!

!

!

4-18 CLARENDON HOLDINGS, INC.

4-5

BLACKROCK HOLDINGS LTD.

4-12

CAVELL HOLDINGS LIMITED

Nominees:

Nominees:

Nominees:

80.

Karl J. Wall

!

!

!

20.

Adrian C. Kimberley

!

!

!

50.

C. Paul Thomas

!

!

!

81.

Cheryl D. Davis

!

!

!

21.

Duncan M. Scott

!

!

!

51.

Alan Turner

!

!

!

82.

Donna L. Stolz

!

!

!

22.

David Rocke

!

!

!

4-13

CAVELL INSURANCE COMPANY LIMITED

83.

Robert Carlson

!

!

!

4-6

BOSWORTH RUN-OFF LIMITED

Nominees:

84.

Steven Given

!

!

!

Nominees:

52.

Ian Millar

!

!

!

4-19 CLARENDON NATIONAL INSURANCE COMPANY

23.

Alan Turner

!

!

!

53.

C. Paul Thomas

!

!

!

Nominees:

24.

Ludovic de Belleval

!

!

!

54.

Alan Turner

!

!

!

85.

Karl J. Wall

!

!

!

25.

C. Paul Thomas

!

!

!

4-14

CHATSWORTH LIMITED

86.

Joseph Follis

!

!

!

26.

Brian J. Walker

!

!

!

Nominees:

87.

Robert Carlson

!

!

!

4-7

BRAMPTON INSURANCE COMPANY LIMITED

55.

Adrian C. Kimberley

!

!

!

88.

Steven Given

!

!

!

Nominees:

56.

David Rocke

!

!

!

89.

Thomas Nichols

!

!

!

27.

Max Lewis

!

!

!

57.

Elizabeth DaSilva

!

!

!

90.

Robert Redpath

!

!

!

28.

C. Paul Thomas

!

!

!

58.

Orla Gregory

!

!

!

91.

Michael Sheehan

!

!

!

29.

Alan Turner

!

!

!

59.

Richard J. Harris

!

!

!

30.

Steven Western

!

!

!

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 21, 2012

4-20 CLARENDON SELECT INSURANCE COMPANY

Nominees:	For	Against	Abstain
92. Karl J. Wall	☐	☐	☐
93. Joseph Follis	☐	☐	☐
94. Robert Carlson	☐	☐	☐
95. Steven Given	☐	☐	☐
96. Thomas Nichols	☐	☐	☐
97. Robert Redpath	☐	☐	☐
98. Michael Sheehan	☐	☐	☐

4-21 CLIC HOLDINGS, INC.

Nominees:	For	Against	Abstain
99. Karl J. Wall	☐	☐	☐
100. Donna L. Stolz	☐	☐	☐
101. Robert Carlson	☐	☐	☐
102. Cheryl D. Davis	☐	☐	☐
103. Steven Given	☐	☐	☐

4-22 COMOX HOLDINGS LTD.

Nominees:	For	Against	Abstain
104. Ludovic de Belleval	☐	☐	☐
105. Richard J. Harris	☐	☐	☐
106. Adrian C. Kimberley	☐	☐	☐
107. Jiro Kasahara	☐	☐	☐
108. David Rocke	☐	☐	☐

4-23 COMPAGNIE EUROPEENNE D'ASSURANCES INDUSTRIELLES S.A.

Nominees:	For	Against	Abstain
109. Nicholas A. Packer	☐	☐	☐
110. C. Paul Thomas	☐	☐	☐
111. Alan Turner	☐	☐	☐

4-24 CONSTELLATION REINSURANCE COMPANY

Nominees:	For	Against	Abstain
112. Karl J. Wall	☐	☐	☐
113. Robert Carlson	☐	☐	☐
114. Thomas J. Balkan	☐	☐	☐
115. Joseph Follis	☐	☐	☐
116. Andrea Giannetta	☐	☐	☐
117. Mark A. Kern	☐	☐	☐
118. Raymond Rizzi	☐	☐	☐
119. Teresa Reali	☐	☐	☐
120. Donna L. Stolz	☐	☐	☐
121. James Grajewski	☐	☐	☐
122. Jay Banskota	☐	☐	☐
123. Richard C. Ryan	☐	☐	☐
124. Thomas Nichols	☐	☐	☐
125. Steven Given	☐	☐	☐

4-25 THE COPENHAGEN REINSURANCE COMPANY

Nominees:	For	Against	Abstain
126. C. Paul Thomas	☐	☐	☐
127. Alan Turner	☐	☐	☐

4-26 THE COPENHAGEN REINSURANCE COMPANY (UK) LIMITED

Nominees:	For	Against	Abstain
128. Alan Turner	☐	☐	☐
129. C. Paul Thomas	☐	☐	☐
130. Steven Western	☐	☐	☐

4-27 COPENHAGEN REINSURANCE SERVICES LIMITED

Nominees:	For	Against	Abstain
131. Alan Turner	☐	☐	☐
132. C. Paul Thomas	☐	☐	☐

4-28 COURTENAY HOLDINGS LTD.

Nominees:	For	Against	Abstain
133. Richard J. Harris	☐	☐	☐
134. David Rocke	☐	☐	☐
135. Adrian C. Kimberley	☐	☐	☐

4-29 CRANMORE ADJUSTERS LIMITED

Nominees:	For	Against	Abstain
136. Phillip Cooper	☐	☐	☐
137. David Ellis	☐	☐	☐
138. C. Paul Thomas	☐	☐	☐
139. Steven Norrington	☐	☐	☐
140. Alan Turner	☐	☐	☐
141. Mark Wood	☐	☐	☐

4-30 CRANMORE ADJUSTERS (AUSTRALIA) PTY LIMITED

Nominees:	For	Against	Abstain
142. Sandra O'Sullivan	☐	☐	☐
143. Nicholas Hall	☐	☐	☐
144. Steven Norrington	☐	☐	☐

4-31 CRANMORE (ASIA) LIMITED

Nominees:	For	Against	Abstain
145. David Rocke	☐	☐	☐
146. Elizabeth DaSilva	☐	☐	☐
147. Adrian C. Kimberley	☐	☐	☐
148. Duncan M. Scott	☐	☐	☐

4-32 CRANMORE ASIA (PTE) LIMITED

Nominees:	For	Against	Abstain
149. Ian Belcher	☐	☐	☐
150. Goh Mei Xuan Michelle	☐	☐	☐

4-33 CRANMORE (BERMUDA) LIMITED

Nominees:	For	Against	Abstain
151. Adrian C. Kimberley	☐	☐	☐
152. Elizabeth DaSilva	☐	☐	☐
153. Duncan M. Scott	☐	☐	☐
154. David Rocke	☐	☐	☐

4-34 CRANMORE (US) INC.

Nominees:	For	Against	Abstain
155. Karl J. Wall	☐	☐	☐
156. Cheryl D. Davis	☐	☐	☐
157. Donna L. Stolz	☐	☐	☐
158. Robert Carlson	☐	☐	☐
159. Steven Given	☐	☐	☐

4-35 CUMBERLAND HOLDINGS LTD.

Nominees:	For	Against	Abstain
160. Adrian C. Kimberley	☐	☐	☐
161. Richard J. Harris	☐	☐	☐
162. Paul J. O'Shea	☐	☐	☐
163. David Rocke	☐	☐	☐

4-36 ELECTRICITY PRODUCERS INSURANCE COMPANY (BDA) LIMITED

Nominees:	For	Against	Abstain
164. Paul J. O'Shea	☐	☐	☐
165. Adrian C. Kimberley	☐	☐	☐
166. David Rocke	☐	☐	☐
167. Richard J. Harris	☐	☐	☐
168. Orla Gregory	☐	☐	☐
169. Duncan M. Scott	☐	☐	☐

4-37 ENSTAR (EU) FINANCE LIMITED

Nominees:	For	Against	Abstain
170. C. Paul Thomas	☐	☐	☐
171. Alan Turner	☐	☐	☐

4-38 ENSTAR (EU) HOLDINGS LIMITED

Nominees:	For	Against	Abstain
172. David Hackett	☐	☐	☐
173. C. Paul Thomas	☐	☐	☐
174. Alan Turner	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 21, 2012

4-20

CLARENDON SELECT INSURANCE COMPANY

4-25

THE COPENHAGEN REINSURANCE COMPANY

4-33

CRANMORE (BERMUDA) LIMITED

Nominees:

For Against Abstain

Nominees:

For Against Abstain

Nominees:

For Against Abstain

92.

Karl J. Wall

!

!

!

126.

C. Paul Thomas

!

!

!

151.

Adrian C. Kimberley

!

!

!

93.

Joseph Follis

!

!

!

127.

Alan Turner

!

!

!

152.

Elizabeth DaSilva

!

!

!

94.

Robert Carlson

!

!

!

4-26

THE COPENHAGEN REINSURANCE COMPANY

153.

Duncan M. Scott

!

!

!

(UK) LIMITED

95.

Steven Given

!

!

!

Nominees:

154.

David Rocke

!

!

!

96.

Thomas Nichols

!

!

!

128.

Alan Turner

!

!

!

4-34

CRANMORE (US) INC.

97.

Robert Redpath

!

!

!

129.

C. Paul Thomas

!

!

!

Nominees:

98.

Michael Sheehan

!

!

!

130.

Steven Western

!

!

!

155.

Karl J. Wall

!

!

!

4-21

CLIC HOLDINGS, INC.

4-27

COPENHAGEN REINSURANCE SERVICES

156.

Cheryl D. Davis

!

!

!

LIMITED

Nominees:

Nominees:

157.

Donna L. Stolz

!

!

!

99.

Karl J. Wall

!

!

!

131.

Alan Turner

!

!

!

158.

Robert Carlson

!

!

!

100.

Donna L. Stolz

!

!

!

132.

C. Paul Thomas

!

!

!

159.

Steven Given

!

!

!

101.

Robert Carlson

!

!

!

4-28

COURTENAY HOLDINGS LTD.

4-35

CUMBERLAND HOLDINGS LTD.

102.

Cheryl D. Davis

!

!

!

Nominees:

Nominees:

103.

Steven Given

!

!

!

133.

Richard J. Harris

!

!

!

160.

Adrian C. Kimberley

!

!

!

4-22

COMOX HOLDINGS LTD.

134.

David Rocke

!

!

!

161.

Richard J. Harris

!

!

!

Nominees:

135.

Adrian C. Kimberley

!

!

!

162.

Paul J. O’Shea

!

!

!

104.

Ludovic de Belleval

!

!

!

4-29

CRANMORE ADJUSTERS LIMITED

163.

David Rocke

!

!

!

105.

Richard J. Harris

!

!

!

Nominees:

4-36

ELECTRICITY PRODUCERS INSURANCE

COMPANY (BDA) LIMITED

106.

Adrian C. Kimberley

!

!

!

136.

Phillip Cooper

!

!

!

Nominees:

107.

Jiro Kasahara

!

!

!

137.

David Ellis

!

!

!

164.

Paul J. O’Shea

!

!

!

108.

David Rocke

!

!

!

138.

C. Paul Thomas

!

!

!

165.

Adrian C. Kimberley

!

!

!

4-23

COMPAGNIE EUROPEENNE D’ASSURANCES

139.

Steven Norrington

!

!

!

166.

David Rocke

!

!

!

INDUSTRIELLES S.A.

Nominees:

140.

Alan Turner

!

!

!

167.

Richard J. Harris

!

!

!

109.

Nicholas A. Packer

!

!

!

141.

Mark Wood

!

!

!

168.

Orla Gregory

!

!

!

110.

C. Paul Thomas

!

!

!

4-30

CRANMORE ADJUSTERS (AUSTRALIA) PTY

169.

Duncan M. Scott

!

!

!

LIMITED

111.

Alan Turner

!

!

!

Nominees:

4-37

ENSTAR (EU) FINANCE LIMITED

4-24

CONSTELLATION REINSURANCE COMPANY

142.

Sandra O’Sullivan

!

!

!

Nominees:

Nominees:

143.

Nicholas Hall

!

!

!

170.

C. Paul Thomas

!

!

!

112.

Karl J. Wall

!

!

!

144.

Steven Norrington

!

!

!

171.

Alan Turner

!

!

!

113.

Robert Carlson

!

!

!

4-31

CRANMORE (ASIA) LIMITED

4-38

ENSTAR (EU) HOLDINGS LIMITED

114.

Thomas J. Balkan

!

!

!

Nominees:

Nominees:

115.

Joseph Follis

!

!

!

145.

David Rocke

!

!

!

172.

David Hackett

!

!

!

116.

Andrea Giannetta

!

!

!

146.

Elizabeth DaSilva

!

!

!

173.

C. Paul Thomas

!

!

!

117.

Mark A. Kern

!

!

!

147.

Adrian C. Kimberley

!

!

!

174.

Alan Turner

!

!

!

118.

Raymond Rizzi

!

!

!

148.

Duncan M. Scott

!

!

!

119.

Teresa Reali

!

!

!

120.

Donna L. Stolz

!

!

!

4-32

CRANMORE ASIA (PTE) LIMITED

121.

James Grajewski

!

!

!

Nominees:

122.

Jay Banskota

!

!

!

149.

Ian Belcher

!

!

!

123.

Richard C. Ryan

!

!

!

150.

Goh Mei Xuan Michelle

!

!

!

124.

Thomas Nichols

!

!

!

125.

Steven Given

!

!

!

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 21, 2012

4-39 ENSTAR (EU) LIMITED

4-40 ENSTAR ACQUISITION LTD.

Nominees:			
183. C. Paul Thomas	☐	☐	☐
184. Alan Turner	☐	☐	☐

4-41 ENSTAR AUSTRALIA HOLDINGS PTY LTD.

4-42 ENSTAR AUSTRALIA LIMITED

4-43 ENSTAR BROKERS LIMITED

4-44 ENSTAR FINANCIAL SERVICES INC.

Nominees:			
197. Robert Carlson	☐	☐	☐
198. Cheryl D. Davis	☐	☐	☐

4-45 ENSTAR FINANCING LIMITED

4-46 ENSTAR GROUP OPERATIONS INC.

Nominees:	For	Against	Abstain
203. Robert Carlson	☐	☐	☐
204. Cheryl D. Davis	☐	☐	☐

4-47 ENSTAR HOLDINGS (US) INC.

Nominees:			
205. Karl J. Wall	☐	☐	☐
206. Cheryl D. Davis	☐	☐	☐
207. Donna L. Stolz	☐	☐	☐
208. Robert Carlson	☐	☐	☐
209. Steven Given	☐	☐	☐
210. Robert V. Deutsch	☐	☐	☐

4-48 ENSTAR INSURANCE MANAGEMENT SERVICES IRELAND LIMITED

Nominees:			
211. Nicholas A. Packer	☐	☐	☐
212. Orla Gregory	☐	☐	☐
213. Richard J. Harris	☐	☐	☐
214. Kieran Hayes	☐	☐	☐

4-49 ENSTAR INVESTMENT MANAGEMENT LTD.

4-50 ENSTAR INVESTMENTS INC.

Nominees:			
218. Karl J. Wall	☐	☐	☐
219. Cheryl D. Davis	☐	☐	☐
220. Donna L. Stolz	☐	☐	☐
221. Robert Carlson	☐	☐	☐
222. Steven Given	☐	☐	☐

4-51 ENSTAR LIMITED

Nominees:			
223. Paul J. O'Shea	☐	☐	☐
224. Richard J. Harris	☐	☐	☐
225. Adrian C. Kimberley	☐	☐	☐
226. David Rocke	☐	☐	☐
227. Elizabeth DaSilva	☐	☐	☐

4-52 ENSTAR NEW YORK, INC.

Nominees:			
228. Karl J. Wall	☐	☐	☐
229. Cheryl D. Davis	☐	☐	☐
230. Donna L. Stolz	☐	☐	☐
231. Robert Carlson	☐	☐	☐
232. Steven Given	☐	☐	☐

4-53 ENSTAR (US) INC.

Nominees:	For	Against	Abstain
233. Karl J. Wall	☐	☐	☐
234. Cheryl D. Davis	☐	☐	☐
235. Donna L. Stolz	☐	☐	☐
236. Robert Carlson	☐	☐	☐
237. Steven Given	☐	☐	☐

4-54 ENSTAR USA INC.

Nominees:			
238. Robert Carlson	☐	☐	☐
239. Cheryl D. Davis	☐	☐	☐
240. Karl J. Wall	☐	☐	☐

4-55 FIELDMILL INSURANCE COMPANY LIMITED

Nominees:			
241. Ian Millar	☐	☐	☐
242. C. Paul Thomas	☐	☐	☐
243. Alan Turner	☐	☐	☐

4-56 FITZWILLIAM INSURANCE LIMITED

Nominees:			
244. Paul J. O'Shea	☐	☐	☐
245. Richard J. Harris	☐	☐	☐
246. Adrian C. Kimberley	☐	☐	☐
247. David Rocke	☐	☐	☐
248. Nicholas A. Packer	☐	☐	☐

4-57 FLATTS LIMITED

Nominees:			
249. C. Paul Thomas	☐	☐	☐
250. Alan Turner	☐	☐	☐

4-58 FORSAKRINGSAKTIEBOLAGET ASSURANSINVEST MF

Nominees:			
251. Mats Höglund	☐	☐	☐
252. C. Paul Thomas	☐	☐	☐
253. Alan Turner	☐	☐	☐
254. Nicholas A. Packer	☐	☐	☐

4-59 GORDIAN RUNOFF LIMITED

Nominees:			
255. Gary Potts	☐	☐	☐
256. Jann Skinner	☐	☐	☐
257. Bruce Bollom	☐	☐	☐
258. Richard J. Harris	☐	☐	☐
259. Nicholas A. Packer	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 21, 2012

4-39

ENSTAR (EU) LIMITED

Nominees:

For Against Abstain

175.

David Atkins

!

!

176.

David Grisley

!

!

177.

David Hackett

!

!

178.

Michael Lynagh

!

!

179.

Duncan McLaughlin

!

!

180.

Derek Reid

!

!

181.

C. Paul Thomas

!

!

182.

Alan Turner

!

!

4-40

ENSTAR ACQUISITION LTD.

Nominees:

183.

C. Paul Thomas

!

!

184.

Alan Turner

!

!

4-41 ENSTAR AUSTRALIA HOLDINGS PTY LTD.

Nominees:

185.

Gary Potts

!

!

186.

Jann Skinner

!

!

187.

Bruce Bollom

!

!

188.

Richard J. Harris

!

!

189.

Nicholas A. Packer

!

!

4-42

ENSTAR AUSTRALIA LIMITED

Nominees:

190.

Nicholas A. Packer

!

!

191.

Nicholas Hall

!

!

192.

Sandra O’Sullivan

!

!

4-43

ENSTAR BROKERS LIMITED

Nominees:

193.

Richard J. Harris

!

!

194.

Elizabeth DaSilva

!

!

195.

Adrian C. Kimberley

!

!

196.

David Rocke

!

!

4-44

ENSTAR FINANCIAL SERVICES INC.

Nominees:

197.

Robert Carlson

!

!

198.

Cheryl D. Davis

!

!

4-45

ENSTAR FINANCING LIMITED

Nominees:

199.

Elizabeth DaSilva

!

!

200.

Adrian C. Kimberley

!

!

201.

Richard J. Harris

!

!

202.

Duncan M. Scott

!

!

4-46

ENSTAR GROUP OPERATIONS INC.

4-53

ENSTAR (US) INC.

Nominees:

For Against Abstain

Nominees:

For Against Abstain

!

203.

Robert Carlson

!

!

!

233.

Karl J. Wall

!

!

!

!

204.

Cheryl D. Davis

!

!

!

234.

Cheryl D. Davis

!

!

!

!

4-47

ENSTAR HOLDINGS (US) INC.

235.

Donna L. Stolz

!

!

!

!

Nominees:

236.

Robert Carlson

!

!

!

!

205.

Karl J. Wall

!

!

!

237.

Steven Given

!

!

!

!

206.

Cheryl D. Davis

!

!

!

4-54

ENSTAR USA INC.

!

207.

Donna L. Stolz

!

!

!

Nominees:

!

208.

Robert Carlson

!

!

!

238.

Robert Carlson

!

!

!

209.

Steven Given

!

!

!

239.

Cheryl D. Davis

!

!

!

210.

Robert V. Deutsch

!

!

!

240.

Karl J. Wall

!

!

!

!

4-48

ENSTAR INSURANCE MANAGEMENT SERVICES

4-55

FIELDMILL INSURANCE COMPANY LIMITED

IRELAND LIMITED

!

Nominees:

Nominees:

211.

Nicholas A. Packer

!

!

!

241.

Ian Millar

!

!

!

212.

Orla Gregory

!

!

!

242.

C. Paul Thomas

!

!

!

!

213.

Richard J. Harris

!

!

!

243.

Alan Turner

!

!

!

!

214.

Kieran Hayes

!

!

!

4-56

FITZWILLIAM INSURANCE LIMITED

!

4-49

ENSTAR INVESTMENT MANAGEMENT LTD.

Nominees:

!

Nominees:

244.

Paul J. O’Shea

!

!

!

!

215.

Richard J. Harris

!

!

!

245.

Richard J. Harris

!

!

!

216.

Adrian C. Kimberley

!

!

!

246.

Adrian C. Kimberley

!

!

!

217.

Elizabeth DaSilva

!

!

!

247.

David Rocke

!

!

!

!

4-50

ENSTAR INVESTMENTS INC.

248.

Nicholas A. Packer

!

!

!

!

Nominees:

4-57

FLATTS LIMITED

!

218.

Karl J. Wall

!

!

!

Nominees:

219.

Cheryl D. Davis

!

!

!

249.

C. Paul Thomas

!

!

!

220.

Donna L. Stolz

!

!

!

250.

Alan Turner

!

!

!

!

221.

Robert Carlson

!

!

!

4-58

FORSAKRINGSAKTIEBOLAGET ASSURANSINVEST MF

!

222.

Steven Given

!

!

!

Nominees:

!

4-51

ENSTAR LIMITED

251.

Mats Höglund

!

!

!

!

Nominees:

252.

C. Paul Thomas

!

!

!

223.

Paul J. O’Shea

!

!

!

253.

Alan Turner

!

!

!

224.

Richard J. Harris

!

!

!

254.

Nicholas A. Packer

!

!

!

!

225.

Adrian C. Kimberley

!

!

!

4-59

GORDIAN RUNOFF LIMITED

!

226.

David Rocke

!

!

!

Nominees:

227.

Elizabeth DaSilva

!

!

!

255.

Gary Potts

!

!

!

4-52

ENSTAR NEW YORK, INC.

256.

Jann Skinner

!

!

!

!

Nominees:

257.

Bruce Bollom

!

!

!

!

228.

Karl J. Wall

!

!

!

258.

Richard J. Harris

!

!

!

!

229.

Cheryl D. Davis

!

!

!

259.

Nicholas A. Packer

!

!

!

!

230.

Donna L. Stolz

!

!

!

231.

Robert Carlson

!

!

!

232.

Steven Given

!

!

!

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 21, 2012

4-60 GOSHAWK DEDICATED LTD.

Nominees:	For	Against	Abstain
260. C. Paul Thomas	☐	☐	☐
261. Alan Turner	☐	☐	☐

4-61 GOSHAWK HOLDINGS (BERMUDA) LIMITED

Nominees:	For	Against	Abstain
262. Adrian C. Kimberley	☐	☐	☐
263. Orla Gregory	☐	☐	☐
264. David Rocke	☐	☐	☐
265. Richard J. Harris	☐	☐	☐

4-62 GOSHAWK INSURANCE HOLDINGS LIMITED

Nominees:	For	Against	Abstain
266. C. Paul Thomas	☐	☐	☐
267. Alan Turner	☐	☐	☐

4-63 GUILDHALL INSURANCE COMPANY LIMITED

Nominees:	For	Against	Abstain
268. C. Paul Thomas	☐	☐	☐
269. Paul Carruthers	☐	☐	☐
270. Alan Turner	☐	☐	☐

4-64 HARBOR SPECIALTY INSURANCE COMPANY

Nominees:	For	Against	Abstain
271. Karl J. Wall	☐	☐	☐
272. Joseph Follis	☐	☐	☐
273. Robert Carlson	☐	☐	☐
274. Steven Given	☐	☐	☐
275. Thomas Nichols	☐	☐	☐
276. Robert Redpath	☐	☐	☐
277. Michael Sheehan	☐	☐	☐

4-65 HARPER HOLDINGS SARL

Nominees:	For	Against	Abstain
278. Nicholas A. Packer	☐	☐	☐
279. John Cassin	☐	☐	☐

4-66 HARPER INSURANCE LIMITED

Nominees:	For	Against	Abstain
280. Michael H.P. Handler	☐	☐	☐
281. Stefan Wehrenberg	☐	☐	☐
282. Dr. Florian von Meiss	☐	☐	☐
283. Richard J. Harris	☐	☐	☐
284. Andreas K. Iselin	☐	☐	☐

4-67 HARRINGTON SOUND LIMITED

Nominees:	For	Against	Abstain
	☐	☐	☐
285. Richard J. Harris	☐	☐	☐
286. Nicholas A. Packer	☐	☐	☐
287. Nicholas Hall	☐	☐	☐
288. Sandra O'Sullivan	☐	☐	☐

4-68 HILLCOT HOLDINGS LTD.

Nominees:	For	Against	Abstain
289. Paul J. O'Shea	☐	☐	☐
290. Adrian C. Kimberley	☐	☐	☐
291. Richard J. Harris	☐	☐	☐

4-69 HILLCOT RE LIMITED

Nominees:	For	Against	Abstain
292. Ian Millar	☐	☐	☐
293. C. Paul Thomas	☐	☐	☐
294. Alan Turner	☐	☐	☐

4-70 HILLCOT UNDERWRITING MANAGEMENT LIMITED

Nominees:	For	Against	Abstain
295. C. Paul Thomas	☐	☐	☐
296. Alan Turner	☐	☐	☐

4-71 HOVE HOLDINGS LIMITED

Nominees:	For	Against	Abstain
297. Richard J. Harris	☐	☐	☐
298. Adrian C. Kimberley	☐	☐	☐
299. David Rocke	☐	☐	☐
300. Elizabeth DaSilva	☐	☐	☐

4-72 HUDSON REINSURANCE COMPANY LIMITED

Nominees:	For	Against	Abstain
301. Paul J. O'Shea	☐	☐	☐
302. Richard J. Harris	☐	☐	☐
303. Adrian C. Kimberley	☐	☐	☐
304. David Rocke	☐	☐	☐
305. Duncan M. Scott	☐	☐	☐

4-73 INTER-OCEAN HOLDINGS LTD.

Nominees:	For	Against	Abstain
306. Adrian C. Kimberley	☐	☐	☐
307. Duncan M. Scott	☐	☐	☐
308. Richard J. Harris	☐	☐	☐
309. Orla Gregory	☐	☐	☐

4-74 INTER-OCEAN REINSURANCE COMPANY LTD.

Nominees:	For	Against	Abstain
310. Adrian C. Kimberley	☐	☐	☐
311. Duncan M. Scott	☐	☐	☐
312. Richard J. Harris	☐	☐	☐
313. Paul J. O'Shea	☐	☐	☐
314. Orla Gregory	☐	☐	☐

4-75 INTER-OCEAN REINSURANCE (IRELAND) LTD.

Nominees:	For	Against	Abstain
315. Richard J. Harris	☐	☐	☐
316. Orla Gregory	☐	☐	☐
317. Kevin O'Connor	☐	☐	☐

4-76 KENMARE HOLDINGS LTD.

Nominees:	For	Against	Abstain
318. Richard J. Harris	☐	☐	☐
319. Paul J. O'Shea	☐	☐	☐
320. Adrian C. Kimberley	☐	☐	☐
321. Dominic F. Silvester	☐	☐	☐
322. David Rocke	☐	☐	☐
323. Nicholas A. Packer	☐	☐	☐

4-77 KINSALE BROKERS LIMITED

Nominees:	For	Against	Abstain
324. Philip Hernon	☐	☐	☐
325. C. Paul Thomas	☐	☐	☐
326. Alan Turner	☐	☐	☐

4-78 KNAPTON HOLDINGS LIMITED

Nominees:	For	Against	Abstain
327. C. Paul Thomas	☐	☐	☐
328. Alan Turner	☐	☐	☐

4-79 KNAPTON INSURANCE LIMITED

Nominees:	For	Against	Abstain
329. Jeremy Riley	☐	☐	☐
330. C. Paul Thomas	☐	☐	☐
331. Alan Turner	☐	☐	☐
332. Brian J. Walker	☐	☐	☐

4-80 LAGUNA LIFE LIMITED

Nominees:	For	Against	Abstain
333. Orla Gregory	☐	☐	☐
334. Paul J. O'Shea	☐	☐	☐
335. Nicholas A. Packer	☐	☐	☐
336. Richard J. Harris	☐	☐	☐
337. Kieran J. Hayes	☐	☐	☐
338. David Allen	☐	☐	☐
339. Alastair Nicoll	☐	☐	☐

4-81 LONGMYND INSURANCE COMPANY LIMITED

Nominees:	For	Against	Abstain
340. Ian Millar	☐	☐	☐
341. C. Paul Thomas	☐	☐	☐
342. Alan Turner	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 21, 2012

4-60

GOSHAWK DEDICATED LTD.

4-68

HILLCOT HOLDINGS LTD.

4-75

INTER-OCEAN REINSURANCE (IRELAND) LTD.

Nominees:

For Against Abstain

Nominees:

For Against Abstain

Nominees:

For Against Abstain

260.

C. Paul Thomas

!

!

!

289.

Paul J. O’Shea

!

!

!

315.

Richard J. Harris

!

!

!

261.

Alan Turner

!

!

!

290.

Adrian C. Kimberley

!

!

!

316.

Orla Gregory

!

!

!

4-61

GOSHAWK HOLDINGS (BERMUDA) LIMITED

291.

Richard J. Harris

!

!

!

317.

Kevin O’Connor

!

!

!

Nominees:

4-69

HILLCOT RE LIMITED

4-76

KENMARE HOLDINGS LTD.

262.

Adrian C. Kimberley

!

!

!

Nominees:

Nominees:

263.

Orla Gregory

!

!

!

292.

Ian Millar

!

!

!

318.

Richard J. Harris

!

!

!

264.

David Rocke

!

!

!

293.

C. Paul Thomas

!

!

!

319.

Paul J. O’Shea

!

!

!

265.

Richard J. Harris

!

!

!

294.

Alan Turner

!

!

!

320.

Adrian C. Kimberley

!

!

!

4-62

GOSHAWK INSURANCE HOLDINGS LIMITED

4-70

HILLCOT UNDERWRITING MANAGEMENT

321.

Dominic F. Silvester

!

!

!

LIMITED

Nominees:

Nominees:

322.

David Rocke

!

!

!

266.

C. Paul Thomas

!

!

!

295.

C. Paul Thomas

!

!

!

323.

Nicholas A. Packer

!

!

!

267.

Alan Turner

!

!

!

296.

Alan Turner

!

!

!

4-77

KINSALE BROKERS LIMITED

4-63

GUILDHALL INSURANCE COMPANY LIMITED

4-71

HOVE HOLDINGS LIMITED

Nominees:

Nominees:

Nominees:

324.

Philip Hernon

!

!

!

268.

C. Paul Thomas

!

!

!

297.

Richard J. Harris

!

!

!

325.

C. Paul Thomas

!

!

!

269.

Paul Carruthers

!

!

!

298.

Adrian C. Kimberley

!

!

!

326.

Alan Turner

!

!

!

270.

Alan Turner

!

!

!

299.

David Rocke

!

!

!

4-78

KNAPTON HOLDINGS LIMITED

4-64

HARBOR SPECIALTY INSURANCE COMPANY

300.

Elizabeth DaSilva

!

!

!

Nominees:

Nominees:

4-72

HUDSON REINSURANCE COMPANY LIMITED

327.

C. Paul Thomas

!

!

!

271.

Karl J. Wall

!

!

!

Nominees:

328.

Alan Turner

!

!

!

272.

Joseph Follis

!

!

!

301.

Paul J. O’Shea

!

!

!

4-79

KNAPTON INSURANCE LIMITED

273.

Robert Carlson

!

!

!

302.

Richard J. Harris

!

!

!

Nominees:

274.

Steven Given

!

!

!

303.

Adrian C. Kimberley

!

!

!

329.

Jeremy Riley

!

!

!

275.

Thomas Nichols

!

!

!

304.

David Rocke

!

!

!

330.

C. Paul Thomas

!

!

!

276.

Robert Redpath

!

!

!

305.

Duncan M. Scott

!

!

!

331.

Alan Turner

!

!

!

277.

Michael Sheehan

!

!

!

4-73

INTER-OCEAN HOLDINGS LTD.

332.

Brian J. Walker

!

!

!

4-65

HARPER HOLDINGS SARL

Nominees:

4-80

LAGUNA LIFE LIMITED

Nominees:

306.

Adrian C. Kimberley

!

!

!

Nominees:

278.

Nicholas A. Packer

!

!

!

307.

Duncan M. Scott

!

!

!

333.

Orla Gregory

!

!

!

279.

John Cassin

!

!

!

308.

Richard J. Harris

!

!

!

334.

Paul J. O’Shea

!

!

!

4-66

HARPER INSURANCE LIMITED

309.

Orla Gregory

!

!

!

335.

Nicholas A. Packer

!

!

!

Nominees:

4-74

INTER-OCEAN REINSURANCE COMPANY LTD.

336.

Richard J. Harris

!

!

!

280.

Michael H.P. Handler

!

!

!

Nominees:

337.

Kieran J. Hayes

!

!

!

281.

Stefan Wehrenberg

!

!

!

310.

Adrian C. Kimberley

!

!

!

338.

David Allen

!

!

!

282.

Dr. Florian von Meiss

!

!

!

311.

Duncan M. Scott

!

!

!

339.

Alastair Nicoll

!

!

!

283.

Richard J. Harris

!

!

!

312.

Richard J. Harris

!

!

!

4-81

LONGMYND INSURANCE COMPANY LIMITED

284.

Andreas K. Iselin

!

!

!

313.

Paul J. O’Shea

!

!

!

Nominees:

4-67

HARRINGTON SOUND LIMITED

314.

Orla Gregory

!

!

!

340.

Ian Millar

!

!

!

Nominees:

!

!

!

341.

C. Paul Thomas

!

!

!

285.

Richard J. Harris

!

!

!

342.

Alan Turner

!

!

!

286.

Nicholas A. Packer

!

!

!

287.

Nicholas Hall

!

!

!

288.

Sandra O’Sullivan

!

!

!

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 21, 2012

4-82 MARLON INSURANCE COMPANY LIMITED

Nominees:	For	Against	Abstain
343. C. Paul Thomas	☐	☐	☐
344. Alan Turner	☐	☐	☐
345. Steven Western	☐	☐	☐

4-83 MARLON MANAGEMENT SERVICES LIMITED

Nominees:	For	Against	Abstain
346. C. Paul Thomas	☐	☐	☐
347. Alan Turner	☐	☐	☐

4-84 MERCANTILE INDEMNITY COMPANY LIMITED

Nominees:	For	Against	Abstain
348. Ian Millar	☐	☐	☐
349. C. Paul Thomas	☐	☐	☐
350. Alan Turner	☐	☐	☐
351. Brian J. Walker	☐	☐	☐

4-85 MONGARD LTD.

Nominees:	For	Against	Abstain
352. Adrian C. Kimberley	☐	☐	☐
353. Duncan M. Scott	☐	☐	☐
354. Orla Gregory	☐	☐	☐
355. Richard J. Harris	☐	☐	☐

4-86 NORDIC RUN-OFF LIMITED

Nominees:	For	Against	Abstain
356. C. Paul Thomas	☐	☐	☐
357. Alan Turner	☐	☐	☐

4-87 NEW CASTLE REINSURANCE COMPANY LTD.

Nominees:	For	Against	Abstain
358. Richard J. Harris	☐	☐	☐
359. Adrian C. Kimberley	☐	☐	☐
360. Paul J. O'Shea	☐	☐	☐
361. David Rocke	☐	☐	☐

4-88 NORTHSHORE HOLDINGS LIMITED

Nominees:	For	Against	Abstain
362. Elizabeth DaSilva	☐	☐	☐
363. Richard J. Harris	☐	☐	☐
364. Adrian C. Kimberley	☐	☐	☐

4-89 OCEANIA HOLDINGS LTD.

4-90 OVERSEAS REINSURANCE CORPORATION LIMITED

Nominees:	For	Against	Abstain
368. Adrian C. Kimberley	☐	☐	☐
369. Paul J. O'Shea	☐	☐	☐
370. Richard J. Harris	☐	☐	☐
371. David Rocke	☐	☐	☐

4-91 PAGET HOLDINGS GMBH LIMITED

Nominees:	For	Against	Abstain
372. David Rocke	☐	☐	☐
373. Paul J. O'Shea	☐	☐	☐
374. Richard J. Harris	☐	☐	☐
375. Adrian C. Kimberley	☐	☐	☐

4-92 PROVIDENCE WASHINGTON HOLDINGS, INC.

Nominees:	For	Against	Abstain
376. Karl J. Wall	☐	☐	☐
377. Robert Carlson	☐	☐	☐
378. Donald Woellner	☐	☐	☐
379. Donna L. Stolz	☐	☐	☐
380. Steven Given	☐	☐	☐

4-93 PROVIDENCE WASHINGTON INSURANCE COMPANY

Nominees:	For	Against	Abstain
381. Karl J. Wall	☐	☐	☐
382. Robert Carlson	☐	☐	☐
383. Joseph Follis	☐	☐	☐
384. Donald Woellner	☐	☐	☐
385. Donna L. Stolz	☐	☐	☐
386. John A. Dore	☐	☐	☐
387. Steven Given	☐	☐	☐

4-94 PROVIDENCE WASHINGTON INSURANCE SOLUTIONS, LLC

Nominees:	For	Against	Abstain
388. Karl J. Wall	☐	☐	☐
389. Robert Carlson	☐	☐	☐
390. Cheryl D. Davis	☐	☐	☐
391. Donna L. Stolz	☐	☐	☐
392. Steven Given	☐	☐	☐

4-95 PWAC HOLDINGS INC.

Nominees:	For	Against	Abstain
393. Karl J. Wall	☐	☐	☐
394. Cheryl D. Davis	☐	☐	☐
395. Donna L. Stolz	☐	☐	☐
396 Robert Carlson	☐	☐	☐
397. Steven Given	☐	☐	☐

4-96 PW ACQUISITION CO.

Nominees:	For	Against	Abstain
398. Karl J. Wall	☐	☐	☐
399. Robert Carlson	☐	☐	☐
400. Donald Woellner	☐	☐	☐
401. Donna L. Stolz	☐	☐	☐
402. Steven Given	☐	☐	☐

4-97 PW HOLDINGS, INC.

Nominees:	For	Against	Abstain
403. Karl J. Wall	☐	☐	☐
404. Robert Carlson	☐	☐	☐
405. Donald Woellner	☐	☐	☐
406. Donna L. Stolz	☐	☐	☐
407. Steven Given	☐	☐	☐

4-98 REGIS AGENCIES LIMITED

Nominees:	For	Against	Abstain
408. C. Paul Thomas	☐	☐	☐
409. Alan Turner	☐	☐	☐

4-99 REVIR LIMITED

Nominees:	For	Against	Abstain
410. Richard J. Harris	☐	☐	☐
411. Elizabeth DaSilva	☐	☐	☐
412. Adrian C. Kimberley	☐	☐	☐
413. David Rocke	☐	☐	☐

4-100 RIVER THAMES INSURANCE COMPANY LIMITED

Nominees:	For	Against	Abstain
414. Max Lewis	☐	☐	☐
415. Ian Millar	☐	☐	☐
416. C. Paul Thomas	☐	☐	☐
417. Alan Turner	☐	☐	☐

4-101 ROMBALDS LIMITED

Nominees:	For	Against	Abstain
418. C. Paul Thomas	☐	☐	☐
419. Alan Turner	☐	☐	☐

4-102 ROSEMONT REINSURANCE LTD.

Nominees:	For	Against	Abstain
420. Paul J. O'Shea	☐	☐	☐
421. Orla Gregory	☐	☐	☐
422. Richard J. Harris	☐	☐	☐
423. Adrian C. Kimberley	☐	☐	☐
424. David Rocke	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 21, 2012

4-82

MARLON INSURANCE COMPANY LIMITED

4-90

OVERSEAS REINSURANCE CORPORATION

4-96

PW ACQUISITION CO.

LIMITED

Nominees:

For Against Abstain

For Against Abstain

Nominees:

For Against Abstain

Nominees:

343.

C. Paul Thomas

!

!

!

368.

Adrian C. Kimberley

!

!

!

398.

Karl J. Wall

!

!

!

344.

Alan Turner

!

!

!

369.

Paul J. O’Shea

!

!

!

399.

Robert Carlson

!

!

!

345.

Steven Western

!

!

!

370.

Richard J. Harris

!

!

!

400.

Donald Woellner

!

!

!

4-83

MARLON MANAGEMENT SERVICES LIMITED

371.

David Rocke

!

!

!

401.

Donna L. Stolz

!

!

!

Nominees:

4-91

PAGET HOLDINGS GMBH LIMITED

402.

Steven Given

!

!

!

346.

C. Paul Thomas

!

!

!

Nominees:

4-97

PW HOLDINGS, INC.

347.

Alan Turner

!

!

!

372.

David Rocke

!

!

!

Nominees:

4-84

MERCANTILE INDEMNITY COMPANY LIMITED

373.

Paul J. O’Shea

!

!

!

403.

Karl J. Wall

!

!

!

Nominees:

374.

Richard J. Harris

!

!

!

404.

Robert Carlson

!

!

!

348.

Ian Millar

!

!

!

375.

Adrian C. Kimberley

!

!

!

405.

Donald Woellner

!

!

!

349.

C. Paul Thomas

!

!

!

4-92

PROVIDENCE WASHINGTON HOLDINGS, INC.

406.

Donna L. Stolz

!

!

!

350.

Alan Turner

!

!

!

Nominees:

407.

Steven Given

!

!

!

351.

Brian J. Walker

!

!

!

376.

Karl J. Wall

!

!

!

4-98

REGIS AGENCIES LIMITED

4-85

MONGARD LTD.

377.

Robert Carlson

!

!

!

Nominees:

Nominees:

378.

Donald Woellner

!

!

!

408.

C. Paul Thomas

!

!

!

352.

Adrian C. Kimberley

!

!

!

379.

Donna L. Stolz

!

!

!

409.

Alan Turner

!

!

!

353.

Duncan M. Scott

!

!

!

380.

Steven Given

!

!

!

4-99

REVIR LIMITED

354.

Orla Gregory

!

!

!

4-93

PROVIDENCE WASHINGTON INSURANCE

Nominees:

COMPANY

355.

Richard J. Harris

!

!

!

Nominees:

410.

Richard J. Harris

!

!

!

4-86

NORDIC RUN-OFF LIMITED

381.

Karl J. Wall

!

!

!

411.

Elizabeth DaSilva

!

!

!

Nominees:

382.

Robert Carlson

!

!

!

412.

Adrian C. Kimberley

!

!

!

356.

C. Paul Thomas

!

!

!

383.

Joseph Follis

!

!

!

413.

David Rocke

!

!

!

357.

Alan Turner

!

!

!

384.

Donald Woellner

!

!

!

4-100

RIVER THAMES INSURANCE COMPANY

LIMITED

4-87

NEW CASTLE REINSURANCE COMPANY LTD.

385.

Donna L. Stolz

!

!

!

Nominees:

Nominees:

386.

John A. Dore

!

!

!

414.

Max Lewis

!

!

!

358.

Richard J. Harris

!

!

!

387.

Steven Given

!

!

!

415.

Ian Millar

!

!

!

359.

Adrian C. Kimberley

!

!

!

4-94

PROVIDENCE WASHINGTON INSURANCE

416.

C. Paul Thomas

!

!

!

SOLUTIONS, LLC

360.

Paul J. O’Shea

!

!

!

Nominees:

417.

Alan Turner

!

!

!

361.

David Rocke

!

!

!

388.

Karl J. Wall

!

!

!

4-101

ROMBALDS LIMITED

4-88

NORTHSHORE HOLDINGS LIMITED

389.

Robert Carlson

!

!

!

Nominees:

Nominees:

390.

Cheryl D. Davis

!

!

!

418.

C. Paul Thomas

!

!

!

362.

Elizabeth DaSilva

!

!

!

391.

Donna L. Stolz

!

!

!

419.

Alan Turner

!

!

!

363.

Richard J. Harris

!

!

!

392.

Steven Given

!

!

!

4-102

ROSEMONT REINSURANCE LTD.

364.

Adrian C. Kimberley

!

!

!

4-95

PWAC HOLDINGS INC.

Nominees:

4-89

OCEANIA HOLDINGS LTD.

Nominees:

420.

Paul J. O’Shea

!

!

!

Nominees:

393.

Karl J. Wall

!

!

!

421.

Orla Gregory

!

!

!

365.

Richard J. Harris

!

!

!

394.

Cheryl D. Davis

!

!

!

422.

Richard J. Harris

!

!

!

366.

Adrian C. Kimberley

!

!

!

395.

Donna L. Stolz

!

!

!

423.

Adrian C. Kimberley

!

!

!

367.

David Rocke

!

!

!

396.

Robert Carlson

!

!

!

424.

David Rocke

!

!

!

397.

Steven Given

!

!

!

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 21, 2012

4-103 ROYSTON HOLDINGS LTD.

Nominees:	For	Against	Abstain
425. Adrian C. Kimberley	☐	☐	☐
426 . Richard J. Harris	☐	☐	☐
427. David Rocke	☐	☐	☐
428. Duncan M. Scott	☐	☐	☐

4-104 ROYSTON RUN-OFF LTD.

Nominees:			
429. C. Paul Thomas	☐	☐	☐
430. Alan Turner	☐	☐	☐

4-105 SEATON INSURANCE COMPANY

Nominees:			
431. Karl J. Wall	☐	☐	☐
432. Robert Carlson	☐	☐	☐
433. Joseph Follis	☐	☐	☐
434. Andrea Giannetta	☐	☐	☐
435. Donna L. Stolz	☐	☐	☐
436. Steven Given	☐	☐	☐

4-106 SGL NO. 1 LTD.

Nominees:			
437. Richard J. Harris	☐	☐	☐
438. Timothy Hanford	☐	☐	☐
439. C. Paul Thomas	☐	☐	☐

4-107 SGL NO. 3 LTD.

Nominees:			
440. Richard J. Harris	☐	☐	☐
441. Timothy Hanford	☐	☐	☐

4-108 SHELBOURNE GROUP LIMITED

Nominees:			
442. Timothy Hanford	☐	☐	☐
443. Richard J. Harris	☐	☐	☐
444. Philip Martin	☐	☐	☐
445. C. Paul Thomas	☐	☐	☐
446. Paul J. O'Shea	☐	☐	☐
447. Nicholas A. Packer	☐	☐	☐

4-109 SHELBOURNE SYNDICATE SERVICES LIMITED

Nominees:	For	Against	Abstain
448. Norman Bernard	☐	☐	☐
449. Paul Carruthers	☐	☐	☐
450. Andrew Elliot	☐	☐	☐
451. Ewen Gilmour	☐	☐	☐
452. Timothy Hanford	☐	☐	☐
453. Richard J. Harris	☐	☐	☐
454. Philip Martin	☐	☐	☐
455. C. Paul Thomas	☐	☐	☐
456. Paul J. O'Shea	☐	☐	☐
457. Nicholas A. Packer	☐	☐	☐
458. Darren S. Truman	☐	☐	☐

4-110 SHELLY BAY HOLDINGS LIMITED

Nominees:			
459. Nicholas A. Packer	☐	☐	☐
460. Richard J. Harris	☐	☐	☐
461. Sandra O'Sullivan	☐	☐	☐
462. Nicholas Hall	☐	☐	☐

4-111 SIMCOE HOLDINGS LTD.

Nominees:			
463. Richard J. Harris	☐	☐	☐
464. Adrian C. Kimberley	☐	☐	☐
465. David Rocke	☐	☐	☐
466. Elizabeth DaSilva	☐	☐	☐

4-112 SUN GULF HOLDINGS, INC.

Nominees:			
467. Karl J. Wall	☐	☐	☐
468. Robert Carlson	☐	☐	☐
469. Cheryl D. Davis	☐	☐	☐
470. Donna L. Stolz	☐	☐	☐
471. Steven Given	☐	☐	☐

4-113 SUNDOWN HOLDINGS LIMITED

4-114 TGI AUSTRALIA LIMITED

4-115 UNIONAMERICA ACQUISITION COMPANY LIMITED

Nominees:	For	Against	Abstain
480. C. Paul Thomas	☐	☐	☐
481. Alan Turner	☐	☐	☐

4-116 UNIONAMERICA HOLDINGS LIMITED

Nominees:			
482. C. Paul Thomas	☐	☐	☐
483. Alan Turner	☐	☐	☐

4-117 UNIONAMERICA INSURANCE COMPANY LIMITED

Nominees:			
484. Jeremy Riley	☐	☐	☐
485. C. Paul Thomas	☐	☐	☐
486. Paul Carruthers	☐	☐	☐
487. Alan Turner	☐	☐	☐

4-118 UNIONE ITALIANA (UK) REINSURANCE COMPANY LIMITED

Nominees:			
488. Ian Millar	☐	☐	☐
489. C. Paul Thomas	☐	☐	☐
490. Alan Turner	☐	☐	☐

4-119 VIRGINIA HOLDINGS LTD.

Nominees:			
491. Richard J. Harris	☐	☐	☐
492. Adrian C. Kimberley	☐	☐	☐
493. David Rocke	☐	☐	☐

4-120 YORK INSURANCE COMPANY

Nominees:			
494. Karl J. Wall	☐	☐	☐
495. Robert Carlson	☐	☐	☐
496. Joseph Follis	☐	☐	☐
497. Donald Woellner	☐	☐	☐
498. Donna L. Stolz	☐	☐	☐
499. John A. Dore	☐	☐	☐
500. Steven Given	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 21, 2012

4-103

ROYSTON HOLDINGS LTD.

4-109

SHELBOURNE SYNDICATE SERVICES LIMITED

4-115

UNIONAMERICA ACQUISITION COMPANY

LIMITED

Nominees:

For Against Abstain

Nominees:

For Against Abstain

Nominees:

For Against Abstain

425.

Adrian C. Kimberley

!

!

!

448.

Norman Bernard

!

!

!

480.

C. Paul Thomas

!

!

!

426 . Richard J. Harris

!

!

!

449.

Paul Carruthers

!

!

!

481.

Alan Turner

!

!

!

427.

David Rocke

!

!

!

450.

Andrew Elliot

!

!

!

4-116

UNIONAMERICA HOLDINGS LIMITED

428.

Duncan M. Scott

!

!

!

451.

Ewen Gilmour

!

!

!

Nominees:

4-104

ROYSTON RUN-OFF LTD.

452.

Timothy Hanford

!

!

!

482.

C. Paul Thomas

!

!

!

Nominees:

453.

Richard J. Harris

!

!

!

483.

Alan Turner

!

!

!

429.

C. Paul Thomas

!

!

!

454.

Philip Martin

!

!

!

4-117 UNIONAMERICA INSURANCE COMPANY

LIMITED

430.

Alan Turner

!

!

!

455.

C. Paul Thomas

!

!

!

Nominees:

4-105

SEATON INSURANCE COMPANY

456.

Paul J. O’Shea

!

!

!

484.

Jeremy Riley

!

!

!

Nominees:

457.

Nicholas A. Packer

!

!

!

485.

C. Paul Thomas

!

!

!

431.

Karl J. Wall

!

!

!

458.

Darren S. Truman

!

!

!

486.

Paul Carruthers

!

!

!

432.

Robert Carlson

!

!

!

4-110

SHELLY BAY HOLDINGS LIMITED

487.

Alan Turner

!

!

!

433.

Joseph Follis

!

!

!

Nominees:

434.

Andrea Giannetta

!

!

!

459.

Nicholas A. Packer

!

!

!

4-118 UNIONE ITALIANA (UK) REINSURANCE

COMPANY LIMITED

435.

Donna L. Stolz

!

!

!

460.

Richard J. Harris

!

!

!

Nominees:

436.

Steven Given

!

!

!

461.

Sandra O’Sullivan

!

!

!

488.

Ian Millar

!

!

!

4-106

SGL NO. 1 LTD.

462.

Nicholas Hall

!

!

!

489.

C. Paul Thomas

!

!

!

Nominees:

4-111

SIMCOE HOLDINGS LTD.

490.

Alan Turner

!

!

!

437.

Richard J. Harris

!

!

!

Nominees:

4-119

VIRGINIA HOLDINGS LTD.

438.

Timothy Hanford

!

!

!

463.

Richard J. Harris

!

!

!

Nominees:

439.

C. Paul Thomas

!

!

!

464.

Adrian C. Kimberley

!

!

!

491.

Richard J. Harris

!

!

!

4-107

SGL NO. 3 LTD.

465.

David Rocke

!

!

!

492.

Adrian C. Kimberley

!

!

!

Nominees:

466.

Elizabeth DaSilva

!

!

!

493.

David Rocke

!

!

!

440.

Richard J. Harris

!

!

!

4-112

SUN GULF HOLDINGS, INC.

4-120

YORK INSURANCE COMPANY

441.

Timothy Hanford

!

!

!

Nominees:

Nominees:

4-108

SHELBOURNE GROUP LIMITED

467.

Karl J. Wall

!

!

!

494.

Karl J. Wall

!

!

!

Nominees:

468.

Robert Carlson

!

!

!

495.

Robert Carlson

!

!

!

442.

Timothy Hanford

!

!

!

469.

Cheryl D. Davis

!

!

!

496.

Joseph Follis

!

!

!

443.

Richard J. Harris

!

!

!

470.

Donna L. Stolz

!

!

!

497.

Donald Woellner

!

!

!

444.

Philip Martin

!

!

!

471.

Steven Given

!

!

!

498.

Donna L. Stolz

!

!

!

445.

C. Paul Thomas

!

!

!

4-113

SUNDOWN HOLDINGS LIMITED

499.

John A. Dore

!

!

!

446.

Paul J. O’Shea

!

!

!

Nominees:

500.

Steven Given

!

!

!

447.

Nicholas A. Packer

!

!

!

472.

Adrian C. Kimberley

!

!

!

473.

David Rocke

!

!

!

474.

Richard J. Harris

!

!

!

4-114 TGI AUSTRALIA LIMITED

Nominees:

475.	Gary Potts	!	!	!

476.	Jann Skinner	!	!	!

477.	Bruce Bollom	!	!	!

478.	Richard J. Harris	!	!	!

479.	Nicholas A. Packer	!	!	!